                                                       Deutsche Asset Management

Mutual Fund
     Semi-Annual Report
          April 30, 2000


Municipal Bond

Fixed Income

Short-Term Municipal Bond

Short-Term Fixed Income

High Yield Bond

Each formerly a Morgan Grenfell Fund


                                                   [LOGO OF DEUTSCHE BANK GROUP]

Domestic Fixed Income Funds
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Table of Contents

      Letter to Shareholders........................................    3

      Domestic Fixed Income Funds
         Schedule of Investments....................................   14
         Statements of Assets and Liabilities.......................   66
         Statements of Operations...................................   67
         Statements of Changes in Net Assets........................   68
         Financial Highlights.......................................   70
         Notes to Financial Statements..............................   72

                         -----------------------------
          The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                         -----------------------------


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                                       2

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Fellow Shareholder:

We are pleased to present you with this newly-designed semi-annual report for the U.S. fixed income funds of the Morgan Grenfell Investment Trust. Please note that the Board of Trustees approved a change in the name of your Funds. The Funds' investment objectives, policies and strategies remain the same.

We are also pleased to announce that Morningstar(TM) continued to recognize several of the Funds for their excellent performance./1/ Most notably, our fixed income offerings' Institutional Class received excellent Morningstar Overall Ratings(TM) based on their risk-adjusted performance.

As of April 30, 2000:
 . Municipal Bond was rated 5 stars out of 1,692 municipal bond funds.
 . Fixed Income was rated 4 stars out of 1,696 taxable bond funds.
 . Short-Term Municipal Bond was rated 5 stars out of 1,692 municipal bond funds. . Short-Term Fixed Income was rated 5 stars out of 1,696 taxable bond funds.

In the pages that follow, you will find a discussion of the Funds' investment performance by the portfolio management teams. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the six month period ended April 30, 2000.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. As always, the Board of Trustees of the Morgan Grenfell Investment Trust and the employees of Deutsche Asset Management, Inc. thank you for investing in our family of mutual funds. We appreciate your continued support and confidence.

Sincerely,

                              /S/ David W. Baldt

                                 David W. Baldt
                            Executive Vice President
                           Lead Manager of the Funds

--------------------------------------------------------------------------------

Tax-Exempt Fixed Income Funds
 . Municipal Bond
 . Short-Term Municipal Bond

MARKET REVIEW

Municipal bonds performed slightly better during this semi-annual period ended April 30, 2000 than during the prior six months. The strong U.S. economy and rising oil prices sent short-term U.S. Treasury rates higher than long-term Treasury rates, causing an inversion of the yield curve for the first time since 1990. The inverted curve historically means that investors fear the effects of possible inflation in the short-term, but believe the Federal Reserve Board is taking action to combat inflation for the long-term. In fact, the Federal Reserve Board raised interest rates three times within the six month period. Additionally, the bond market was affected by the U.S. Treasury announcement that it was going to reduce issuance of debt across all maturities and retire existing debt through a buyback program, whereby the U.S. Treasury would buy back its own long-term issues with budget surplus monies.

--------------------------------------------------------------------------------

/1/Past performance is no guarantee of future results. Morningstar proprietary ratings on U.S. domiciled funds reflect historical risk-adjusted performance as of April 30, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Municipal Bond was rated 5 stars among 1,692 and 1,438 municipal bond funds for the 3- and 5-year periods, respectively. Fixed Income was rated 4 stars among 1,696 and 1,292 taxable bond funds for the 3- and 5-year periods, respectively. Short-Term Municipal Bond was rated 5 stars among 1,692 and 1,438 municipal bond funds for the 3- and 5-year periods, respectively. Short-Term Fixed Income was rated 5 stars among 1,696 and 1,292 taxable bond funds for the 3- and 5-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The Funds were rated exclusively against U.S. domiciled funds. Ratings are for Institutional Class; other classes may vary.

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                                       3

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
Letter to Shareholders

Municipal bond yields mirrored the situation in the Treasury market, with the shorter-end of the curve struggling and the longer-end rallying. Municipal yields in 5-year maturities increased 0.30%, while 30-year municipal yields decreased by 0.16%.

Lack of supply and reduced institutional demand continued to dominate the municipal market. Rising interest rates made it less attractive for municipalities to refund older debt, and new issue supply was down. For example, supply was down approximately 30% just over the first calendar quarter compared to the same quarter one year prior. This caused investors to bid up the prices of available bonds. Institutional demand for municipal bonds was modest compared to historical standards, due primarily to investor preoccupation with the technology sector's high equity returns and to reduced activity from property and casualty insurers. Insurers, who comprise close to half of the traditional institutional market, have been suffering from decreased profitability and have been seeking attractive yield spread opportunities in the taxable bond market.


Still, municipal bonds continued to be attractive relative to other fixed income classes. Municipal bond yields relative to Treasury yields remained significantly above historical norms. For example, a 30-year AA municipal bond yield relative to a 30-year Treasury yield was 95% at the end of the semi-annual period. Historically, this relationship has been between 82% and 84%.

 . Municipal Bond

Municipal Bond outperformed its benchmark index, the Lehman 5-Year General Obligations Index, for the six months ended April 30, 2000. Since the inception of the Fund in December 1991, we have sought to provide shareholders with a high level of federally tax-exempt income consistent with the preservation of capital, without investing exclusively in long-term bonds to obtain that high level of income. In pursuit of this goal, we focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls.

We slightly extended the duration of the Fund at the end of 1999 to take advantage of the extreme undervaluation of municipal bonds relative to U.S. Treasury bonds. Since that time, we kept the duration relatively constant to allow the portfolio to benefit when the yield ratio returns to its historic relationship. We also focused on the purchase of government-backed bonds, i.e. escrowed-to-maturity and prerefunded issues, as these high quality issues offered attractive yields.

 . Short-Term Municipal Bond

Short-Term Municipal Bond outperformed its benchmark, the iMoneyNet, Inc. All Tax-Free Money Funds Average, for the six months ended April 30, 2000. The Short-Term Municipal Bond is a diversified portfolio of federally tax-exempt municipal securities with a dollar weighted effective average maturity of no longer than three years. This very short duration is intended to provide investors with an attractive investment alternative to lower yield, tax-free money market funds. We seek to achieve relative stability of principal in the fund by investing in bonds with short-term maturities and anticipated early redemptions.

During the semi-annual period, we continued to add value through individual selection of attractively priced bonds. We continue to believe that bonds with sinking fund retirements and mortgage prepayment calls offer attractive investment opportunities and maintain our investments in these securities.

MARKET OUTLOOK

In our view, municipal bonds remain moderately undervalued at current U.S. Treasury bond yield levels. The relative lack of supply, especially if municipalities cannot refund due to still-rising interest rates, as well as the level of participation by large institutional players will continue to be key drivers of municipal market conditions over the months ahead. We will continue to focus on the purchase of high quality issues, such as government-backed bonds, as we believe investors are seldom rewarded for purchasing lower-rated issues.

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
Letter to Shareholders

Taxable Fixed Income Funds:
Investment Grade
 . Fixed Income
 . Short-Term Fixed Income

MARKET REVIEW

Overall, the U.S. fixed income markets were buffeted by a significant increase in interest rates and a dramatic flattening of the yield curve during the six months ended April 30, 2000. The continuing strength of the U.S. economy induced the Federal Reserve Board to raise interest rates a total of 0.75% over the semi-annual period--on November 16, February 2 and March 21. These three hikes brought the fed funds rate back to its pre-crisis level of 1998.

As the year 1999 ended, the fixed income markets were pricing in significant additional tightening by the Federal Reserve Board during the upcoming year. However, the various fixed income sectors did so in different ways. The U.S. Treasury market suffered from rising rates for the first quarter of the Funds' fiscal year. Conversely, the spread sectors--the corporate, mortgage and asset-backed sectors--experienced positive relative performance. Credit spreads continued the narrowing trend begun the previous quarter as the predictions of massive Y2K issue supply failed to materialize. The spread sectors' rally was supported by investors scrambling to take advantage of the newly positive supply/demand balance.

During the second quarter of the Funds' semi-annual period, the combination of continued Federal Reserve Board interest rate hikes and the U.S. Treasury retiring debt resulted in a significant inversion of the yield curve and a widening in credit spreads. The yield curve flattened by 1.20%, as the 2-year Treasury note increased in yield by 0.90% and the 30-year Treasury yield declined by 0.20%. This scenario caused all of the spread sectors to underperform on a relative basis. In fact, the corporate, mortgage and asset-backed sectors quickly reversed their narrowing trend when the U.S. Treasury announced its decision during the quarter to reduce the number of auctions held and to institute a buyback program, whereby the U.S. Treasury would buy back its own 30-year issues with budget surplus monies. The result was less supply, giving U.S. Treasuries a perceived scarcity value. By the end of the semi-annual period, the spread sectors had retraced the entirety of their end of 1999 advance, and the intermediate-term to long-term end of the U.S. Treasury market rallied.

 . Fixed Income

Fixed Income outperformed its benchmark index, the Lehman Aggregate Bond Index, for the six months ended April 30, 2000. We stayed true to our guiding principle that regardless of the direction of interest rates, a focused bottom-up approach to determining fundamental value in individual issues provides superior risk-adjusted returns over the long term.

Given the Fund's higher allocation to spread sectors, the portfolio benefited from the contraction in credit spreads during the first quarter of the fiscal year, which resulted in positive relative returns for all sectors of the fixed income market versus duration-matched Treasuries. The commercial mortgage sector turned in the best relative performance as compared to U.S. Treasuries, as the sector continued to benefit from the solid credit fundamentals of the commercial real estate market. The corporate sector posted the second best relative performance, as it rebounded from Y2K-induced concerns. Based on their shorter-duration profile, the asset-backed and residential mortgage sectors were the only two to turn in a positive absolute return. Mortgages particularly benefited from the slowdown in pre-payments as interest rates rose. Taxable municipal securities provided the Fund with a liquid trading vehicle, allowing us to capitalize on significant relative value opportunities.

During these months, the new issue corporates that were purchased at a concession to the overall market during the third calendar quarter of 1999 tightened fairly dramatically. In particular, airline equipment bonds and real estate investment trusts were among the top performing bonds in the portfolio. In addition, new issue asset-backed auto and equipment loans and leases, also purchased at concession to the market and since tightened, performed well for the portfolio. So, too, did commercial mortgages.

The spread sectors underperformed duration-matched U.S. Treasuries for the second quarter of the Fund's fiscal year. Credit spreads widened significantly as the Treasury yield curve inverted and spread sector yields were basically unchanged. In the mortgage sector, on a duration-adjusted basis, GNMAs outperformed conventional pass-throughs, as comments made by the U.S. Treasury roiled the agency market. More specifically, there was a pull-back of the credit line from what are known as Government Sponsored Entities, i.e. the U.S. agency sector of the fixed income market including Fannie Maes, Freddie Macs, and more.

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
Letter to Shareholders

These securities suffered. GNMAs, on the other hand, are explicitly guaranteed by the U.S. government.

Given light new issuance in the whole loan market and the excellent extension protection afforded by private label mortgage bonds, these securities were among the top performers in the portfolio during the Fund's second fiscal quarter. In the corporate sector, performance was purely a function of maturity. Issues with maturities of five years or longer underperformed, while securities with maturities of three years or less outperformed duration-matched Treasuries. Short-dated asset-backed securities were also among the portfolio's best performers.

 . Short-Term Fixed Income

Short-Term Fixed Income purchases short-term investment grade securities providing a high level of income with limited price volatility.

Short-Term Fixed Income outperformed its benchmark, the Merrill Lynch 1 Year Treasury Bill Index, but slightly underperformed the Merrill Lynch 6 Month Treasury Bill Index, for the six months ended April 30, 2000. The Fund was able to benefit from the significant dislocations in the spread sectors in what proved to be a volatile market environment. In particular, short-duration, high quality taxable municipal securities were one of the best performing sectors through the semi-annual period. Over the period, these securities were sold opportunistically in favor of mortgages, corporates and asset-backed securities.

MARKET OUTLOOK

Fundamentally, we believe the fixed income markets remain sound, however, the conflicting forces of the Treasury buyback program and continued Federal Reserve Board tightening will likely further invert the yield curve and result in wider credit spreads. Thus, we expect continued volatility in the spread sectors over the near term, but we remain constructive on these sectors and will look to take advantage of any technically-driven situations as opportunities arise. We believe the spread sectors should outperform Treasuries on a relative basis over the second half of the Funds' fiscal year.

--------------------------------------------------------------------------------

Taxable Fixed Income Funds: High Yield
 . High Yield Bond

MARKET REVIEW

For the six months ended April 30, 2000, high yield bonds outperformed 10-Year Treasuries. The CS First Boston High Yield Index posted a six month return of 1.11%, while 10-Year Treasuries returned just 0.70% for the same time period. Still, the high yield market was impacted by rising interest rates, supply outpacing demand, and what is known as negative event risk. During the semi-annual period this negative event risk consisted of credit rating downgrades and a default rate that stood at 5.6% at the end of April. While this default rate is slightly down from the 5.8% it had been six months earlier, it is still historically high.

Interestingly, there was a rather dramatic divergence in the performance of high yield bonds pre- and post-millennium. The last two months of 1999 witnessed the high yield market outperform U.S. Treasuries by 4.58%, as investors became convinced that Y2K might not be worth all the consternation of the prior six months. There was little supply in high yield available and a very favorable technical position, wherein dealers had light inventory and managers had cash. Thus, the high yield market rallied into year end, as buyers came back into the market and pushed prices higher.

The beginning of 2000 was exactly the opposite--the first four months of the year saw U.S. Treasuries outperform high yield by 4.18%. Supply in high yield picked up while demand evaporated, as investors continued to focus on chasing technology stocks with high price/earnings ratios. In addition, facing a potentially overheating economy, the Federal Reserve Board became more aggressive in its posture to reduce GDP growth and, having already tightened three times in 1999, raised interest rates twice more. These factors combined to create a tough environment for high yield bond investors and credit spreads widened.

 . High Yield Bond

High Yield Bond returned 6.90% for the six months ended April 30, 2000, significantly outperforming its benchmark

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
Letter to Shareholders

return of 1.11%. This strong performance was primarily due to our issue specific credit analysis and to our overweighting of growth sectors and global issuers.

The biggest change to our strategy since our last report is our increasingly defensive posture in sector selection. During the semi-annual period, we decreased the portfolio's industrial and cyclical exposure and increased its overweightings in more defensive or less cyclically-tied industries.

There are several reasons for these strategic sector moves. First, the Federal Reserve Board had become more active through a series of interest rate hikes and thus seemingly more determined to slow economic growth. This does not bode well for weaker industrials, which would need to refinance at higher rates than they were previously paying. Second, while we believe the economy will continue to be strong, the richer valuations of certain industrial and cyclical sectors make their risk/reward profile unfavorable. Third, many "Old Economy" industrials are frustrated with their low price/earnings stock multiples and are trying to find ways to increase their valuations. One way to do this is to increase debt leverage through share repurchases or leveraged buyouts. Although leveraged buyout risk is more relevant for investment grade issuers, downgrades into "junk" status will also put pressure on credit spreads for high yield issuers in these sectors.

We redeployed proceeds from industrial and cyclical sector sales into the cable, media, technology and telecommunications sectors. These sectors have experienced comparatively greater growth and, with the exception of technology, have been less tied to cyclical swings. The Fund's largest increase in allocation went to mobile communications companies that are experiencing rapid growth and industry consolidation. While many of the companies have lofty equity valuations, this does not greatly concern us as fixed income investors. What is important is whether these companies can service their debt and show positive free cash flow in order to pay down their debt. We believe these companies offer attractive yields and the potential to de-leverage quickly.

We modestly increased the amount of short-duration paper in the Fund. Such a strategy is intended to provide some cushion in the event that markets become even more volatile. For example, the Fund's largest holding at the end of the semi-annual period was Firstcom. This is a defensive piece of paper that we expect to be tendered at some point later this year. This will give us additional cash to reinvest later in the year if spreads are wider. In the meantime, we own debt that is trading to an anticipated tender date with an attractive yield and that has little interest rate or market sensitivity. We also increased the amount of lower quality paper in the portfolio, as we believe these sectors offered better risk/reward profiles. These issues were trading at more depressed levels than higher quality paper primarily due to the increased liquidity premium for smaller, lower rated issuers that the market was demanding.

We continued to overweight global issuers, as we believe that they offered better relative value. Interestingly, these global sectors also had better supply/demand technicals than U.S. sectors as of the end of the semi-annual period.

MARKET OUTLOOK

Looking ahead, we believe the outlook for high yield bonds is solid, particularly given the poor start of the year. High yield is now very undervalued relative to U.S. Treasuries. As evidence, the Moody's trailing twelve month default rate currently stands at 5.6%. But, at the time of this writing, current spread levels (which had widened further with the extreme equity market volatility in the first week of April) correspond to a 9.2% default rate/1/, discounting a significant pick-up in defaults. High yield spreads to Treasuries are trading at near recessionary levels despite a very strong economy. In our view, then, high yield bonds have been this attractive on a fundamental basis relative to Treasuries only two other times in the last ten years--during the fall of 1998 and at the start of 1991. Both periods were followed by notable outperformance of this asset class. Of course, past performance does not guarantee future results, but history may serve as a useful guide.

That said, we do not believe the high yield market will experience a dramatic bounce, as cash flow continues to be channeled into equity markets, market technicals remain weak, and new issue supply awaits any pick up in demand. The major risks to the high yield market, in our opinion, are a dramatic slowdown in the economy or significantly higher interest rates. Both or either could lead to a higher default rate. Currently, the high yield market has largely discounted these events without actual evidence that either is likely in the near term. In addition,

--------------------------------------------------------------------------------
/1/Martin S. Fridson, "Spread-versus-Treasuries Exceptionally Generous,"
   Merrill Lynch, April 4, 2000.

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                                       7

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
Letter to Shareholders

with the average price of high yield debt in the Index trading at 83 cents on the dollar, we like the risk/reward outlook for this asset class. For yield-oriented investors we believe high yield bonds currently offer attractive value versus equities and other fixed income investments.

We believe the Fund is well positioned to take advantage of the attractive yields of high yield bonds over the next year. Most importantly, we continue to invest with a longer-term perspective in companies we believe to either be improving on a fundamental credit basis or that are trading at undervalued levels. We intend to keep our focus on growth stories, such as communications, and on companies that we believe are relatively immune to economic weakness or are strong enough to survive any such weakness that may develop.

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                                       8

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
Performance Comparison (Unaudited)

MUNICIPAL BOND, INSTITUTIONAL CLASS/2/, LEHMAN 5 YEAR G.O. INDEX AND LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE DECEMBER 13, 1991)

[GRAPH APPEARS HERE]

Dec-91                    $250,000  $250,000  $250,000
Apr-92                    $259,653  $256,278  $252,400
Apr-93                    $295,239  $281,839  $279,583
Apr-94                    $305,906  $289,970  $285,706
Apr-95                    $328,628  $304,998  $300,449
Apr-96                    $353,562  $326,923  $319,978
Apr-97                    $376,534  $342,665  $336,745
Apr-98                    $407,939  $366,147  $361,664
Apr-99                    $430,031  $389,967  $383,291
Apr-00                    $440,125  $391,350  $384,975

Municipal Bond, Institutional Class - $440,125
Lehman 5 Year G.O. Index - $391,350
Lipper Intermediate Municipal Debt Funds Average - $384,975

Average Annual Total Return for the Period Ended April 30, 2000: 1 year (0.47)%, 3 year 4.35%, 5 year 5.41%. Since 12/13/91/1/ 6.98%. Benchmark returns are for the period beginning 12/31/91.

MUNICIPAL BOND, INVESTMENT CLASS/3/, LEHMAN 5 YEAR G.O. INDEX AND LIPPER INTERMEDIATE MUNICIPAL DEBT FUND AVERAGE GROWTH OF A $2,500 INVESTMENT (SINCE JULY 30, 1997)

[GRAPH APPEARS HERE]

Jul-97                    2500  2500  2500
Apr-98                    2602  2573  2574
Apr-99                    2736  2740  2728
Apr-00                    2701  2800  2689

Municipal Bond, Investment Class - $2,701
Lehman 5 Year G.O. Index - $2,800
Lipper Int Municipal Debt Fund Average -$2,689

Average Annual Total Return for the Period Ended April 30, 2000:
1 year (0.69)%. Since 7/30/97/1/ 2.91%.
Benchmark returns are for the period beginning 7/31/97.

--------------------------------------------------------------------------------
Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived. The Lehman Brothers 5-Year G.O. Index is an unmanaged index which includes over 1900 intermediate term General Obligation tax exempt municipal bonds with an average maturity range of 4 to 6 years. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
/1/The Fund's inception date.
/2/On February 28, 2000 the Institutional Shares were renamed the Institutional
   Class.
/3/On February 28, 2000 the Service Shares were renamed the Investment Class.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
Performance Comparison (Unaudited)

FIXED INCOME, INSTITUTIONAL CLASS/2/, LEHMAN AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE BOND FUND AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE SEPTEMBER 18, 1992)

[GRAPH APPEARS HERE]

Sept-92                      250,000                              250,000                          250,000
Apr-93                       271,891                              263,254                          263,043
Apr-94                       281,607                              265,492                          265,147
Apr-95                       302,562                              284,899                          281,772
Apr-96                       329,243                              309,515                          304,342
Apr-97                       354,910                              331,428                          325,037
Apr-98                       392,009                              367,587                          357,769
Apr-99                       415,379                              390,635                          378,018
Apr-00                       421,300                              395,000                          377,700

Fixed Income, Institutional Class - $421,300
Lehman Aggregate Bond Index - $395,000
Lipper Intermediate Investment Grade Bond Fund Average - $377,700

Average Annual Total Return for the Period Ended April 30, 2000:
1 year 1.53%, 3 year 5.91%, 5 year 6.86%. Since 9/18/92/1/ 7.09%.
Benchmark returns are for the period beginning 9/30/92.

FIXED INCOME, INVESTMENT CLASS/3/, LEHMAN AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE FUND AVERAGE GROWTH OF A $2,500 INVESTMENT (SINCE FEBRUARY 11, 1998)

Jan-98             2500     2500     2500
Apr-98             2516     2522     2521
Apr-99             2660     2680     2664
Apr-00             2693     2714     2658

Fixed Income, Investment Class - $2,693
Lehman Aggregate Bond Index - $2,714
Lipper Intermediate Investment Grade Bond Fund Average - $2,658

Average Annual Total Return for the Period Ended April 30, 2000:
1 year 1.29%. Since 2/11/98/1/ 3.42%.
Benchmark returns are for the period beginning 2/28/98.

--------------------------------------------------------------------------------
Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived. The Lehman Brothers Aggregate Bond Index is an unmanaged index which represents U.S. domestic taxable investment grade bonds which include securities from the following sectors: U.S. Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The index includes over 5,500 public issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

/1/The Fund's inception date.
/2/On February 28, 2000 the Institutional Shares were renamed the Institutional
   Class.
/3/On February 28, 2000 the Service Shares were renamed the Investment Class.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------

Performance Comparison (Unaudited)

SHORT TERM MUNICIPAL BOND, INSTITUTIONAL CLASS/2/, iMONEYNET, INC. ALL TAX-FREE MONEY FUNDS AVERAGE AND LIPPER SHORT TERM MUNICIPAL DEBT FUND AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE MARCH 6, 1995)

Mar-95           $250,000      $250,000      $250,000
Apr-95           $253,070      $251,435      $252,204
Apr-96           $267,428      $259,485      $264,057
Apr-97           $283,911      $267,140      $275,121
Apr-98           $302,241      $275,429      $288,630
Apr-99           $317,221      $283,037      $302,022
Apr-00           $322,950      $291,050      $305,250

Short Term Municipal Bond, Institutional Class - $322,950

iMoneyNet, Inc. All Tax-Free  Money Funds Average - $291,050

Lipper Short Term Municipal Debt Fund Average - $305,250



Average Annual Total Return for the Period Ended April 30, 2000:
1 year 1.85%, 3 year 4.40%, 5 year 5.00%. Since 3/6/95/1/ 5.09%.
Benchmark returns are for the period beginning 3/31/95.


SHORT TERM MUNICIPAL BOND, INVESTMENT CLASS/3/, iMONEYNET, INC. ALL TAX-FREE MONEY FUNDS AVERAGE AND LIPPER
SHORT TERM MUNICIPAL DEBT FUND AVERAGE
GROWTH OF A $2,500 INVESTMENT (SINCE DECEMBER 3, 1997)

Dec-97    $2,500  $2,500    $2,500
Apr-98    $2,542  $2,524    $2,527
Apr-99    $2,659  $2,594    $2,644
Apr-00    $2,701  $2,678    $2,701

Short Term Municipal Bond, Investment Class - $2,701

iMoneyNet, Inc. All Tax-Free Money Funds Average - $2,678

Lipper Short Term Municipal Debt Fund Average - $2,701


Average Annual Total Return for the Period Ended April 30, 2000:
1 year 1.58%. Since 12/3/97/1/ 3.26%.
Benchmark returns are for the period beginning 11/30/97.

--------------------------------------------------------------------------------
Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived. The iMoneyNet, Inc. -- All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

/1/The Fund's inception date.
/2/On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
/3/On February 28, 2000 the Service Shares were renamed the Investment Class.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
Performance Comparison (Unaudited)


SHORT TERM FIXED INCOME, MERRILL LYNCH
6 MONTH TREASURY BILL INDEX AND LIPPER SHORT
INVESTMENT GRADE DEBT FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE MARCH 13, 1995)

4/1/94    250000  250000  250000
Apr-95    251755  251875  253411
Apr-96    266231  268247  270491
Apr-97    283115  283912  287532
Apr-98    301732  301345  307400
Apr-99    321157  317467  323231
Apr-00    336725  328700  329225

Short Term Fixed Income - $336,725

Merrill Lynch 6 Month Treasury Bill Index - $328,700

Lipper Short Investment Grade Debt Funds Average - $329,225


Average Annual Total Return for the Period Ended April 30, 2000:
1 year 4.91%, 3 year 5.96%, 5 year 5.99%. Since 3/13/95/1/ 5.97%.
Benchmark returns are for the period beginning 3/31/95.

--------------------------------------------------------------------------------
Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived. The Merrill Lynch 6 month T-bill Index tracks the performance of the 6 month treasury market. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
----------------------------------------------------------------------------

DOMESTIC FIXED Income Fund
Performance Comparison (Unaudited)


HIGH YEILD BOND, INSTITUTIONAL CLASS/2/. CSFB HIGH YEILD AND LIPPER HIGH YEILD BOND AVARAGE GROWTH OF A $250,000 INVECTMENT (SINCE MARCH 16, 1998)

Mar-98      $250,000  $250,000  $250,000
Apr-98      $253,210  $251,674  $252,806
Apr-99      $268,494  $253,414  $255,360
Apr-00      $286,950  $248,300  $243,500

High Yield Bond, Institutional Class - $286,950

CSFB High Yield Index - $248,300

Lipper High Yield Bond Average - $243,500

Average Annual Total Return for the Period Ended April 30, 2000:
1 year 6.90%. Since 3/16/98/1/ 6.70%.
Benchmark returns are for the period beginning 3/31/98.


HIGH YEILD BOND, INSTITUTIONAL CLASS/3/, CSFB HIGH YEILD AND LIPPER HIGH YEILD BOND AVARAGE GROWTH OF A $25,00 INVESTMENT (SINCE SEPTEMBER 15, 1998)

Sep-98               2500      2500      2500
Apr-99               2913      2669      2729
Apr-00               3110      2615      2635

High Yield Bond, Investment Class - $3,110

CSFB High Yield Index - $2,615

Lipper High Yield Bond Average - $2,635



Average Annual Total Return for the Period Ended April 30, 2000:

1 year 6.80%. Since 9/15/98/1/ 14.38%.

Benchmark returns are for the period beginning September 30, 1998.

------------------------------------------------------------------------------

/1/Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived. The CS First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the global high yield debt market. The index includes over 1,625 issues with a total market value of $350 billion. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

/1/The Fund's inception date.
/2/On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
/3/On February 28, 2000 the Service Shares were renamed the Investment Class.

--------------------------------------------------------------------------------

Municipal Bond
-------------------------------------------------------------------------------

Schedule of Investments April 30, 2000 (Unaudited)


                                                        Face
Description                                            Amount            Value
-----------                                            ------            -----
Municipal Bonds - 96.20%
Alabama - 1.28%
  Birmingham, Industrial
    Development Board,
    Industrial Revenue
    Development, American
    Metal Products, RB, AMT,
    LOC
    4.500%, 04/01/04.........................         $   60,000     $   57,294
    4.500%, 04/01/04.........................             90,000         85,941
    5.000%, 04/01/09.........................             95,000         88,753
    5.000%, 04/01/09.........................            110,000        102,766
    5.500%, 04/01/14.........................            120,000        111,494
    5.750%, 04/01/19.........................            225,000        203,141
    5.750%, 04/01/19.........................             40,000         36,114
  Birmingham, Medical Clinic
    Board, Baptist Medical
    Centers, RB, ETM
    8.250%, 07/01/05.........................            105,000        112,122
  Birmingham, Private
    Education Building,
    Miles College, RB, ACA
    5.500%, 05/01/28.........................            310,000        273,981
  Birmingham, Special Care
    Facilities Financing
    Authority, Methodist
    Home for Aging, RB, LOC
    5.000%, 03/01/14.........................          3,560,000      3,109,518
  Housing Finance Authority,
    Multi-Family Mortgage, The
    Club Apartments, RB,
    Series I, AMT
    5.650%, 06/01/08.........................          1,875,000      1,832,250
  Lauderdale & Florence
    Counties, Public Hospital,
    RB, ETM
    7.000%, 07/01/07.........................            215,000        226,282
                                                                     ----------
                                                                      6,239,656
                                                                     ----------
Arizona - 1.69%
  Coconino County, Unified
    School District, GO,
    AMBAC
    5.000%, 07/01/01.........................            515,000        515,824
  Health Facilities, Authority
    Hospital System Revenue
    Refunding, RB, ETM, MBIA
    6.250%, 09/01/11.........................            280,000        292,816
  Maricopa County, Hospital
    Revenue Authority,
    Phoenix Baptist Hospital &
    Medical Center, RB, ETM
    7.125%, 10/01/02.........................             80,000         82,169
  Maricopa County, Industrial
    Development Authority,
    John C Lincoln Hospital,
    RB, FSA
    7.000%, 12/01/00.........................         $  210,000     $  213,175
  Maricopa County, Industrial
    Development Authority,
    Pines at Camelback
    Apartments Project, RB,
    Series A, Asset Guaranty
    4.900%, 05/01/06.........................            145,000       139,423
    5.000%, 05/01/07.........................            125,000       119,445
    5.300%, 05/01/13.........................            310,000       296,521
  Maricopa County, Samaritan
    Health Service, RB, ETM
    6.750%, 01/01/04.........................            230,000       237,418
  Pinal County, Community
    College, Pledged
    Obligation, RB, AMBAC
    5.250%, 07/01/05.........................            390,000       393,483
    5.250%, 07/01/06.........................            675,000       680,258
    5.250%, 07/01/07.........................            715,000       719,619
    5.250%, 07/01/08.........................            750,000       753,405
    4.800%, 07/01/09.........................            520,000       495,810
  Pinal County, Community
    College, RB, AMBAC
    5.400%, 07/01/05.........................            290,000       294,681
    5.300%, 07/01/06.........................            310,000       313,292
    5.200%, 07/01/07.........................            305,000       306,064
    4.750%, 07/01/09.........................            280,000       265,588
  Santa Cruz County, Industrial
    Development Authority,
    Citizens Utility Company
    Project, RB, Optional
    Put @ 100/C/
    4.750%, 08/01/07.........................            850,000       808,784
  Yuma, Industrial
    Development Authority,
    Multi-Family Mortgage,
    Regency Apartments, RB,
    Series A, GNMA
    5.400%, 12/20/17.........................          1,425,000     1,323,810
                                                                    ----------
                                                                     8,251,585
                                                                    ----------
Arkansas - 1.17%
  Arkansas State,
    Development Finance
    Authority, Correction
    Facilities Revenue, RB,
    MBIA
    5.100%, 10/01/16.........................            400,000       400,636
  Drew County, Public
    Facilities Board, Single
    Family Mortgage, RB,
    Series A-2, FNMA
    7.900%, 08/01/11.........................            152,839       158,005

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------

Schedule of Investments April 30, 2000 (Unaudited)


                                                         Face
Description                                             Amount         Value
-----------                                             ------         -----
  Fayetteville, Public Facilities
    Board, Single Family
    Mortgage, RB
    7.250%, 04/01/11.........................         $  430,000   $  442,049
  Jefferson County, Health
    Care Facility, 1978
    Conventional Series, RB,
    ETM, FSA
    7.400%, 12/01/10.........................            130,000      143,225
  Lonoke County, Residential
    Housing, RB, Series B
    7.375%, 04/01/11.........................            119,557      123,119
  Mississippi County, Public
    Facilities Board, RB,
    Series 1
    7.200%, 07/15/10.........................            380,000      405,669
  North Little Rock, Residential
    Housing Facilities, Capital
    Appreciation, RB/A/
    0.000%, 12/01/10.........................          2,585,000    1,250,597
  Rogers County, Sales & Use
    Tax Redevelopment, RB
    5.350%, 11/01/11.........................          1,875,000    1,898,925
  Rogers, Sales & Use Tax
    Revenue, RB
    5.000%, 11/01/15.........................            425,000      423,003
  Saline County, Residential
    Housing Facilities, Single
    Family Mortgage, RB
    7.875%, 03/01/11.........................            305,000      313,830
  Stuttgart, Public Facilities
    Board, Single Family
    Mortgage, RB, Series B
    7.750%, 09/01/11.........................            133,549      139,314
                                                                   ----------
                                                                    5,698,372
                                                                   ----------
California - 4.38%
  Abag, Finance Authority for
    Nonprofit Corporations,
    American Baptist Homes,
    COP, Series A
    5.500%, 10/01/07.........................            400,000      379,256
  Atwater, Redevelopment
    Agency, Downtown
    Redevelopment Project,
    Tax Allocation Bond,
    Series A, ACA
    5.500%, 06/01/00.........................            100,000      100,077
    5.500%, 06/01/01.........................             60,000       60,381
    5.500%, 06/01/02.........................             55,000       55,439
    5.500%, 06/01/03.........................             65,000       65,566
    5.500%, 06/01/04.........................             65,000       65,540
    5.500%, 06/01/05.........................             70,000       70,459
    5.200%, 06/01/11.........................            100,000       94,604
    5.300%, 06/01/12.........................            105,000       99,551
    5.300%, 06/01/13.........................            105,000       98,847
  Bellevue, Unified School
    District, COP, MBIA/A/
    5.450%, 09/01/19.........................         $  235,000   $  204,048
  Contra Costa County, Multi-
    Family Housing, Bollinger
    Crest Apartments, RB,
    Series C, AMT, FNMA
    4.850%, 05/01/11.........................            400,000      374,968
  Delta County, California
    Home Mortgage Finance,
    Pacific Mortgage Backed
    Securities, RB, Series A,
    AMT, MBIA / GNMA
    6.700%, 06/01/24.........................            415,000      436,626
  Emeryville, Redevelopment
    Agency, Residential
    Mortgage, RB, ETM
    7.500%, 09/01/11.........................            155,000      171,387
  Fairfield, COP, Pre-Refunded
    @ 100/D/
    10.750%, 08/01/00........................             90,000       91,457
  Fresno, Multi-Family Housing
    Authority, Central Valley
    Coalition Projects, RB,
    Series A, AMT, FNMA
    5.150%, 08/01/07.........................            250,000      246,413
  Fresno, Multi-Family Housing
    Authority, Central Valley
    Coalition Projects, RB,
    Series B, AMT, FNMA
    5.150%, 08/01/07.........................            130,000      128,135
  Fresno, Multi-Family Housing
    Authority, Woodlands
    Apartments Projects, RB,
    Series A, GNMA
    6.650%, 05/20/08.........................            375,000      388,684
  Home Finance Authority,
    Mortgage Backed
    Securities Program,
    RB, Series B, AMT,
    GNMA / FNMA
    6.900%, 10/01/24.........................            115,000      117,662
  Los Angeles, Community
    Redevelopment Authority,
    Monterey Hills Project,
    RB, Series B
    8.650%, 12/01/22.........................            175,000      187,317
  Los Angeles, Community
    Redevelopment Agency,
    Angelus Plaza Project, RB,
    Series A, FNMA
    7.400%, 06/15/10.........................          2,670,000    2,913,771

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------

Schedule of Investments April 30, 2000 (Unaudited)


                                                        Face
Description                                            Amount          Value
-----------                                            ------          -----
  Los Angeles, Multi-Family
    Housing, Earthquake
    Rehabilitation, RB,
    Series B, Mandatory Put
    @ 100, AMT, FNMA/B/
    5.850%, 12/01/07.........................         $3,135,000     $ 3,200,208
  Los Angeles, Multi-Family
    Housing, Earthquake
    Rehabilitation, RB,
    Series A, Mandatory
    Tender @ 100,
    AMT, FNMA
    5.700%, 12/01/06.........................            895,000         910,126
  Los Angeles, Multi-Family
    Housing, Earthquake
    Rehabilitation, RB,
    Series C, AMT, FNMA
    4.850%, 07/01/02.........................          3,035,000       3,034,818
  Los Angeles, Regional
    Airports Lease, RB
    10.000%, 01/01/01........................             85,000          86,251
  Napa, Housing Facility, Napa
    Park Apartments A-10, RB,
    GNMA
    7.500%, 06/20/00.........................            168,061         168,047
  Pleasant Hill, Multi-Family
    Housing, Ellinswood
    Apartments Project, RB,
    Series A, Mandatory Put @
    100, FNMA/B/
    5.300%, 10/01/05.........................          2,380,000       2,378,786
  Sacramento, Municipal Utility
    District, RB, Series M,
    ETM
    8.750%, 04/01/03.........................            145,000         155,159
  Santa Clara County, RB
    5.080%, 06/20/00.........................             62,783          62,783
  Statewide Community
    Housing Development,
    Cudahy Gardens Project,
    RB, Series I, AMT, LOC
    5.100%, 10/01/12.........................            935,000         901,452
  Statewide Community
    Housing Development,
    Cudahy Gardens Project,
    RB, Series I, Mandatory
    Put @ 100, AMT, LOC/B/
    5.600%, 04/01/16.........................            925,000         910,607
  Statewide Community
    Housing Development,
    Riverside Gardens Project,
    RB, Series J, AMT, LOC
    5.100%, 10/01/12.........................            820,000         790,578
  Turlock, Public Financing
    Authority Revenue, RB
    5.250%, 09/01/15.........................             35,000          31,413
  Vista, Multi-Family Housing,
    Pepperwood Apartments
    Project, RB, Series A,
    Mandatory Put @ 100,
    FNMA/B/
    5.700%, 06/01/05..........................        $2,360,000     $ 2,387,872
                                                                     -----------
                                                                      21,368,288
                                                                     -----------
Colorado - 2.43%
  Arvada, Industrial
    Development Authority,
    Wanco Incorporated
    Project, RB, AMT, LOC
    5.600%, 12/01/12..........................           245,000         228,093
    5.800%, 12/01/17..........................           355,000         319,944
  Aurora, Centretech
    Metropolitan District, GO,
    Series C, Mandatory Put @
    100, LOC/B/
    4.875%, 12/01/08..........................         1,280,000       1,223,974
  Aurora, Single Family
    Mortgage Revenue, RB,
    Series A
    7.300%, 05/01/10..........................           215,000         220,315
  Boulder County, Community
    Hospital Project, RB, ETM
    7.000%, 07/01/09..........................            90,000          95,825
  Castle Rock Ranch, Public
    Improvements Authority, RB
    5.900%, 12/01/03..........................           755,000         771,225
  Commerce City, Single
    Family Mortgage, RB,
    Series A
    6.875%, 03/01/12..........................           170,000         170,303
  Denver, City & County, Single
    Family Mortgage Revenue
    Home, Metro Mayors
    Caucus, RB,
    GNMA/FNMA/FHLMC
    5.000%, 11/01/15..........................           120,000         112,838
  Denver, Multi-Family
    Mortgage, Buerger
    Brothers Project, RB,
    Series A, AMT, FHA
    5.100%, 11/01/07..........................           200,000         195,974
  Denver, Multi-Family
    Mortgage, Garden Court
    Community, RB, FHA
    4.700%, 07/01/08..........................           370,000         354,453
  Housing Finance Authority,
    Multi-Family Insured
    Mortgage, RB, Series C-3,
    FHA
    5.700%, 10/01/21..........................         1,455,000       1,397,600
  Housing Finance Authority,
    Single Family Program,
    RB, Series C
    5.000%, 05/01/05..........................           170,000         166,685

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                      Face
Description                          Amount            Value
-----------                          ------            -----
  Housing Finance Authority
    Single Family Program,
    RB, Series D-1, AMT
    5.200%, 12/01/05.............. $  725,000      $   713,516
  Housing Finance Authority,
    Single Family Program,
    RB, Series A-3
    6.500%, 05/01/16..............    765,000          796,426
  Housing Finance Authority,
    Single Family Program,
     RB, Series A
     4.750%, 11/01/05.............    170,000          164,637
  Housing Finance Authority,
     Single Family Program,
     RB, Series B-2, AMT
     6.400%, 11/01/24.............    755,000          766,582
  Housing Finance Authority,
     Single Family Program,
     RB, Series B-3,
     6.550%, 05/01/25.............  1,110,000        1,160,094
  Housing Finance Authority,
     Single Family Program,
     RB, AMT
     5.750%, 11/01/04.............    130,000          128,480
  Student Obligation Board
     Authority, RB, Series C,
     Pre-Refunded @ 102, AMT/D/
     7.150%, 09/01/01.............    710,000          745,699
  Vail, Single Family Mortgage,
     RB, Series A
     8.125%, 06/01/10.............    145,000          155,315
  Westminster, Multi-Family
     Housing, Semper Village
     Apartments, RB,
     Mandatory Put @ 100, AXA/B/
     5.950%, 09/01/06.............  1,670,000        1,700,461
  Westminster, Multifamily
     Revenue Refunding,
     Housing, Oasis Wexford
     Apartments, RB,
     Mandatory Put @ 100,
     FNMA/B/
     5.350%, 12/01/05.............    280,000          280,385
                                                    ----------
                                                    11,868,824
                                                    ----------
  Connecticut - 0.65%
    Stamford, Housing Authority
     Multifamily Revenue
     Refunding, Fairfield
     Apartments, RB, Mandatory
     Put @ 100, AMT/B/
     4.750%, 12/01/08.............    135,000          122,104

  State Development Revenue
     Authority, Life Care
     Facility - Seabury Project,
     RB, Asset Guaranty
     5.000%, 09/01/15............. $  400,000      $   356,896
  Waterbury, Housing
     Mortgage Authority, RB,
     Series A, AMBAC / FHA
     4.850%, 07/01/09.............  1,365,000        1,325,552
  Waterbury, Housing
     Mortgage Authority, RB,
     Series C, AMBAC / FHA
     4.850%, 07/01/09.............  1,420,000        1,378,962
                                                     ---------
                                                     3,183,514
                                                     ---------
Delaware - 0.36%
  State Economic
     Development Authority
     RB, Peninsula United,
     Series A
     6.000%, 05/01/09.............     5,000            33,962
  State Economic
     Development Authority,
     Wilmington Friends School
     Project
     6.300%, 07/01/00.............     50,000           49,951
     6.300%, 07/01/01.............     55,000           54,743
     6.300%, 07/01/02.............     60,000           59,396
     6.300%, 07/01/03.............     60,000           59,048
     6.300%, 07/01/04.............     65,000           63,586
     6.300%, 07/01/05.............     70,000           67,880
     6.300%, 07/01/06.............     75,000           71,906
     6.300%, 07/01/07.............     80,000           76,031
     6.300%, 07/01/08.............     85,000           79,899
     6.300%, 07/01/09.............     90,000           83,620
     6.300%, 07/01/10.............     95,000           87,448
     6.300%, 07/01/11.............    100,000           90,698
     6.300%, 07/01/12.............    110,000           98,476
     6.300%, 07/01/13.............    115,000          101,585
  State Housing Authority, Multi-
     Family Mortgage, RB, HUD
     6.600%, 07/01/01.............     60,000           60,666
  State Housing Authority,
     Residential Mortgage, RB,
     Series A
     8.750%, 06/01/17.............    625,000          627,306
                                                     ---------
                                                     1,766,201
                                                     ---------
District Of Columbia - 0.49%
  Housing Finance Agency,
     Mayfair Mansions
     Apartments, RB, AMT, FHA
     5.000%, 02/01/08.............    675,000          648,506
  Housing Finance Agency,
     Single Family Mortgage,
     RB, Series A, AMT,
     FNMA / GNMA
     6.250%, 12/01/28.............   1,740,000       1,767,579
                                                     ---------
                                                     2,416,085
                                                     ---------


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                                      Face
Description                                          Amount                Value
-----------                                          ------                -----
Florida - 2.65%
  Boca Place Associates,
     RB, LOC
     4.650%, 02/01/04.....................         3,245,000         $   3,164,232
  Brevard County, Health
     Facility Revenue Authority,
     Courtenay Springs Village,
     RB, ETM
     7.375%, 11/15/04.....................           815,000               854,413
  Broward County, Water &
     Sewer Utility Revenue,
     RB, Pre-Refunded @100/D/
     6.875%, 09/01/06.....................           195,000               206,879
  Dade County, Government
     Leasing Corporation, COP,
     Series B
     8.500%, 04/01/07.....................            45,000                45,809
  Dade County, Government
     Leasing Corporation, COP,
     Series C
     9.000%, 04/01/20.....................           250,000               258,170
  Dade County, Housing
     Finance Authority, Multi-
     Family Mortgage, Midway
     Point Phase I, RB, Series
     A, Mandatory Put @ 100,
     AMT, FNMA/B/
     5.900%, 06/01/06.....................           790,000               806,985
  Daytona Beach, Water &
     Sewer Revenue, RB,
     Series 1978, ETM
     6.750%, 11/15/07.....................           400,000               422,616
  Duval County, Housing
     Finance Authority, GNMA
     Mortgage Backed Securities Program,
     RB, Series C, FGIC / GNMA
     7.650%, 09/01/10.....................            75,000                77,273
  Jacksonville, Health Facilities
     Authority, Saint Vincent
     Medical Center
     Incorporated, RB, ETM
     9.125%, 01/01/03.....................           290,000               308,160
  Jacksonville, Health Facility
     Authority, Saint Catherine
     Laboure Manor
     Incorporated, RB, ETM
     9.125%, 01/01/03.....................           140,000               148,781
  Miami Beach, Housing
     Authority, Section 8, RB,
     HUD
     6.625%, 01/15/09.....................           900,000               918,720


  Miami-Dade County, Housing
     Finance Authority, RB,
     Series A, AMT,
     FNMA / GNMA
     5.900%, 06/01/25.....................      $ 1,550,000          $  1,524,208
  Miami, Fernando Apartments
     9.750%, 10/01/11.....................          671,280               698,970
  MIRAMAR Water
     Improvement Assessment,
     RB, FGIC
     5.125%, 10/01/20.....................        1,270,000             1,274,242
  Palm Beach County, Airport
     Systems, RB, MBIA
     7.500%, 10/01/00.....................          235,000               238,053
  Palm Beach County,
     Justice Facilities Revenue
     RB, Prerefunded
     FGIC/D/
     7.250%, 06/01/00....................         1,000,000             1,022,500
  Pinellas County, H
     Finance Authority
     Family Mortgage
     RB, Series A, AM
     6.850%, 03/01/29....................           755,000               795,279
  St. John's County,
     Development Authority
     RB, Series A, MBIA
     5.500%, 03/01/17....................           185,000               181,561
                                                                     ------------
                                                                       12,946,851
                                                                     ------------
Georgia - 1.81%
  Athens, Water & Sewer
     Revenue, RB, ETM
     6.200%, 07/01/08....................           800,000               855,400
  Augusta, Housing
     Rehabilitation,Multi-Family
     Housing, Bon Air
     Series C, HUD
     7.000%, 09/01/05....................           800,000               827,168
  Clayton County, Multi-Family
     Housing Authority, Pointe
     South Apartments
     Projects, RB, AMT,FNMA
     5.750%, 01/01/13....................           100,000               100,203
  Fulton County, Housing
     Authority, Single Family
     Mortgage, RB, Series A,
     AMT, GNMA
     6.200%, 03/01/13....................           190,000               186,215
  Gwinnett County, Multi-
     Family Housing Authority
     Singleton-Oxford
     Association, Series A, RB,
     Mandatory Put @ 100
     FNMA/B/
     5.500%, 04/01/06....................           755,000               757,990


                      See Notes To Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                                Face
Description                                    Amount             Value
-----------                                    ------             -----
 Housing Authority Multi-
  Family Housing, Ridge
  Point Project Apartments Project,
  RB, Series A, Mandatory
  Put @ 100, FNMA/B/
  5.700%. 06/01/05.......................  $ 1,985,000         $ 2,004,929
 Houston County,
  Development Housing
  Authority, Emerald Coast
  Housing, RB, Series A
  7.000%, 08/01/28.......................    2,010,000           1,800,116
 Savannah, Economic Develop-
     ment Authority Revenue,
  College of Art & Design, RB
  6.200%, 10/01/09.......................    1,070,000           1,061,665
  6.500%, 10/01/13.......................      800,000             800,584
 St. Marys, Housing Authority,
  Multi-Family Mortgage,
  Cumberland Oaks Apart-
  ments, RB, Series A, FHA
  7.250%, 09/01/05.......................      330,000             335,706
 St. Marys, Housing Authority,
  Multi-Family Mortgage,
  Pines Apartments, RB,
  Series C, FHA
  7.250%, 10/01/05.......................      130,000             131,596
                                                                 ---------
                                                                 8,861,572
                                                                 ---------
Hawaii - 0.42%
 Honolulu, Housing Authority,
  Multi-Family Mortgage,
  Waipahu Towers Project,
  RB, Series A, AMT, GNMA
  6.900%, 06/20/05.......................      190,000             194,756
 Estate Housing Finance &
  Development Corporation,
  Single Family Mortgage,
  Series A, RB, AMT, FNMA
  5.200%, 07/01/12.......................    1,940,000           1,864,728
                                                                 ---------
                                                                 2,059,484
                                                                 ---------
Idaho - 0.89%
 Bingham County, Industrial
  Development Company,
  Supreme Potatoes Incorporated
  Project, RB, AMT, LOC
  4.600%, 11/01/00.......................       45,000              44,974
  4.750%, 11/01/01.......................      145,000             144,192
  4.850%, 11/01/02.......................       65,000              64,171
  4.950%, 11/01/03.......................      240,000             235,838
  5.050%, 11/01/04.......................      260,000             254,652
  5.150%, 11/01/05.......................      265,000             258,606
  5.200%, 11/01/06.......................      290,000             281,897
  5.300%, 11/01/07.......................      305,000             296,399
  5.400%, 11/01/08.......................      325,000             315,855
  5.500%, 11/01/09.......................      355,000             346,033
  5.600%, 11/01/10.......................       80,000              78,127
  5.700%, 11/01/11.......................       85,000              82,971
  5.800%, 11/01/12.......................       90,000              87,814


 Housing Agency, Single
   Family Mortgage, RB,
   Series C-1
   7.650% 07/01/10......................   $  120,000          $  122,068
 Housing Agency, Single
   Family Mortgage, RB,
   Series F, AMT
   5.800%, 07/01/07.....................      525,000             522,218
 Housing & Finance
   Association, Multi-Family
   Housing, Teton
   Apartments, RB,
   Mandatory Put @ 100,
   AMT, LOC/B/
   5.150%, 08/01/04......................      155,000             152,893
  Housing & Finance
   Association, Single Family
   Mortgage, RB, Series B,
   AMT
   5.650%, 07/01/09......................      305,000             298,153
  Housing & Finance
   Association, Single Family
   Mortgage,  RB, Series C-2,
   AMT
   5.250%, 07/01/11......................      250,000             242,885
  Housing & Finance
   Association, Single Family
   Mortgage, RB, Series F-2,
   AMT
   5.100%, 07/01/12......................      535,000             503,424
                                                                 ---------
                                                                 4,333,170
                                                                 ---------
Illinois - 8.26%
  Alton, Hospital Facility, Alton
   Memorial Hospital Project,
   RB, ETM
   7.000%, 07/01/05......................      395,000             413,300
  Berwyn, Illinois, GO, AMBAC
   5.375%, 11/15/10......................      800,000             759,152
  Bolingbrook, Capital
   Appreciation, RB,
   Series 1/A/
   0.000%, 01/01/11......................    1,135,000             523,757
  Buffalo Grove, Economic
   Development Authority,
   RB
   5.450%, 08/15/02......................      515,000             511,235
  Chicago, Multi-Family
   Mortgage, Bryne Mawr/
   Belle Project, RB, AMT,
   GNMA
   4.950%, 06/01/05......................      140,000             138,433
   5.250%, 06/01/08......................      135,000             132,986
   5.350%, 06/01/09......................      135,000             132,982
   5.450%, 06/01/10......................      145,000             143,685
   5.500%, 06/01/11......................      140,000             138,620
   5.550%, 06/01/12......................      145,000             143,483


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                                Face
Description                                    Amount             Value
-----------                                    ------             -----
Des Plaines, Hospital Facility,
  Holy Family Hospital, RB,
  ETM
  7.000%, 01/01/07.....................     $   155,000        $  162,257
Des Plaines, Hospital Facility,
   Holy Family Hospital, RB,
   ETM, FGIC
   7.000%, 01/01/07....................          145,000           151,789
Des Plaines, Hospital Facility,
   Holy Family Hospital, RB,
   ETM, MBIA
   7.000%, 01/01/07....................          145,000           151,789
Development Finance
   Authority, Community
   Rehabilitation Providers,
   RB, Series A
   5.375%, 07/01/09....................          640,000           578,963
   5.600%, 07/01/19....................        1,915,000         1,573,919
Development Finance
   Authority, Section 8, RB,
   Series A, FHA / MBIA
   5.200%, 07/01/08....................          135,000           133,751
Development Finance
   Authority, Debt
   Restructure East Saint
   Louis, GO
   6.875%, 11/15/05....................          705,000           738,854
Development Finance
   Authority, Catholic Health,
   RB, Series A, Connie Lee
   5.150%, 02/15/06....................          765,000           759,423
Development Finance
   Authority, Fund For Child
   Project, RB, Series A
   7.400%, 09/01/04....................        1,405,000         1,412,994
 Development Finance
   Authority Revenue,
   Provena Health, RB,
   Series A, MBIA
   5.125%, 05/15/23....................        1,220,000         1,053,519
Du Page County, Community
   High School District, GO,
   FSA
   5.500%, 12/01/14....................        1,335,000         1,324,360
Educational Facilities,
   Authority Revenue
   Refunding, Augustana
   College, RB
   4.600%, 10/01/08....................          135,000           120,902
   5.000%, 10/01/13....................          280,000           246,176
Fairfield, Economic
   Development Authority,
   Wayne County Center
   Project, RB
   6.000%, 12/15/05....................          410,000           408,807
Glenview, Multi-Family
   Housing Revenue, Valley
   Towers II Project, RB,
   Mandatory Put @ 100,
   FNMA/B/
   5.200%, 12/01/07....................     $    350,000        $  345,842
Granite City, Hospital Facilities
   Revenue, RB, ETM
   7.000%, 01/01/08....................          155,000           163,207
Grayslake, Multi-Family
   Housing, Country Squire
   Apartments Project, RB,
   Series A, FHA
   6.000%, 06/01/05....................          685,000           699,988
Greater Peoria, Airport
   Authority, GO, AMT
   6.500%, 12/01/05....................           95,000            99,823
   6.600%, 12/01/06....................          430,000           452,493
   6.700%, 12/01/07....................          185,000           196,039
Health Facilities Authority,
   Lutheran Social Services,
   RB
   6.125%, 08/15/10....................          635,000           592,646
Health Facilities Authority,
   Michael Reese Hospital &
   Medical Center, RB, ETM
   6.750%, 12/01/08....................          265,000           280,206
Health Facilities Authority,
   Midwest Group LTD, RB,
   ACA
   5.375%, 11/15/08....................          620,000           613,124
Health Facilities Authority,
   Northwestern Medical
   Facility Foundation, RB,
   MBIA
   5.125%, 11/15/28....................        1,755,000         1,489,662
Health Facilities Authority,
   Northwestern Memorial
   Hospital Project, RB,
   ETM
   6.375%, 05/01/03....................          165,000           168,465
Health Facilities Authority,
   Sydney R. Forkosh
   Memorial Hospital, RB,
   Pre-Refunded @ 100/D/
   7.000%, 07/01/02....................          350,000           361,529
Health Facilities Revenue
   Authority, Community
   Hospital Of Ottawa
   Project, RB
   6.750%, 08/15/14....................          420,000           425,520
Industrial Pollution Control,
   Finance Revenue Authority,
   Commonwealth Edison
   Company Project, RB
   5.875%, 05/15/07....................          755,000           758,624

                      See Notes To Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)
                                          Face
Description                              Amount          Value
-----------                              ------          -----
Lake County, Community
  United School District, GO,
  Series A, FSA
  5.375%, 12/01/12...................  $1,345,000     $1,330,999
Lake County, Community
  United School District, GO,
  Series A, FSA/A/
  0.000%, 12/01/17...................   6,790,000      2,387,771
Lake County, Community
  United School District, GO,
  Series C
  4.300%, 12/15/10                        805,000        711,306
Lake County, Township High
  School District Number
  113, GO
  8.100%, 12/01/12...................     380,000        472,359
Palatine, Tax Increment
  Revenue, Dundee Road
  Redevelopment Project,
  Tax Allocation, AMBAC
  5.000%, 01/01/15...................   9,030,000      8,330,356
Quincy, Single Family
  Mortgage, RB
     6.875%, 03/01/10................     235,000        239,552
Rockford-Concord Commons,
  Housing Facility, Concord
  Commons Project, RB,
  Series A, FHA
  6.150%, 11/01/22...................   1,385,000      1,376,648
  5.550%, 11/01/06...................     345,000        347,056
Rockford, Faust Landmark
  Apartments, RB, Series A,
  AMT, MBIA
  5.625%, 01/01/07...................     340,000        343,832
Silvas, Mortgage Revenue,
  RB, FHA
  4.900%, 08/01/11...................   1,610,000      1,485,515
Silvas, Mortgage Revenue,
  RB, FHA
  5.200%, 08/01/17...................   1,285,000      1,164,788
Southwestern Development
  Authority, Wood River
  Township Hospital Project,
  RB, ETM
  6.875%, 08/01/03...................     125,000        128,670
Upper River Valley
  Development Authority,
  Waste Recovery Illinois
  Project, RB, AMT
  5.900%, 02/01/14...................   2,165,000      2,103,860
Woodridge, Multi-Family
  Revenue, Hawthorn Ridge
  Housing, Series A, RB,
  GNMA
  5.650%, 12/20/32...................  $1,510,000    $ 1,390,227
                                                     -----------
                                                      40,315,243
                                                     -----------

Indiana - 2.66%
 Bond Book Special Program
  Waste Water Treatment,
  RB, Series C
  5.200%, 08/01/07..................       95,000         93,160
  5.300%, 08/01/08..................      220,000        215,976
  5.400%, 08/01/09..................      190,000        187,427
Fort Wayne, Hospital
  Revenue Authority,
  Parkview Memorial
  Hospital, RB, ETM
  6.500%, 01/01/05..................      595,000        611,130
Gary, Mortgage
  Redevelopment, Willow
  On Clark Apartments, RB,
  Series A, AMT, LNMA
  4.750%, 08/20/08..................      220,000        210,806
  5.150%, 08/20/13..................      280,000        261,531
  5.400%, 08/20/38..................      655,000        572,758
Health Facilities Finance
  Authority, Kings Daughters
  Hospital, RB, Asset
  Guaranty
  5.000%, 08/15/05..................      195,000        191,519
  5.100%, 02/15/06..................      290,000        285,157
  5.100%, 08/15/06..................      300,000        294,630
  5.250%, 02/15/08..................      305,000        298,680
  5.350%, 08/15/09..................      330,000        324,476
Health Facility Authority,
  Floyd Memorial
  Hospital, RB
  4.850%, 02/15/06..................      505,000        474,846
Indianapolis, Economic
  Development Authority,
  RB, AMT, GNMA
  5.350%, 04/20/17..................    1,270,000      1,175,944
Indianapolis, Industrial
  Economic Development
  Authority, Knob in the
  Woods Project, RB,
  Mandatory Put @ 100,
  AMT, FNMA/B/
  6.375%, 12/01/04..................    2,530,000      2,653,059


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)
                                        Face
Description                            Amount          Value
-----------                            ------          -----
 Lawrence, Multi-Family
  Housing, Pinnacle
     Apartments Project, RB,
     Mandatory Put @ 100,
     AMT, FNMA/B/
     5.150%, 01/01/08..............  $1,615,000    $ 1,571,993
 Lawrence, Multi-Family
     Housing, Revenue
     Refunding, Pinnacle
     Apartments, RB, AMT,
     FNMA
     5.050%, 01/01/08..............     345,000        335,989
 South Bend, Community
     School Building
     Corporation Refunding,
     Edison, RB, AMBAC
     5.125%, 01/15/11..............   2,510,000      2,422,528
 State Health Facility,
     Floyd Memorial Hospital, RB
     4.800%, 02/15/07..............     265,000        244,900
     4.850%, 02/15/08..............     255,000        233,590
     4.950%, 02/15/09..............     245,000        224,449
 Vigo County, Hospital
     Authority, RB, ETM
     6.875%, 04/01/04..............      85,000         88,103
                                                   -----------
                                                    12,972,651
                                                   -----------

Iowa - 0.35%
 Dubuque, Hospital Facilities,
     Finley Hospital Project,
     RB, ETM
     6.875%, 01/01/12..............     450,000        472,905
Financial Authority, Small
     Business, Terrace Center
     Association LP Project, RB
     7.500%, 03/01/22..............   1,170,000      1,219,351
                                                   -----------
                                                     1,692,256
                                                   -----------

Kansas - 0.87%
 Labette & Cowley County,
     Single Family Mortgage,
     RB, Series A-2, GNMA
     7.650%, 12/01/11..............     155,000        159,810
 Manhattan, Central Business
     District Redevelopment,
     Tax Allocation, Series A,
     Asset Guaranty
     5.200%, 12/01/03..............     375,000        375,791
 McPherson, Electric Utility
     Revenue, RB, Pre-
     Refunded @ 100, ETM/D/
     5.900%, 03/01/03..............   1,620,000      1,652,692
 Merriam, Hospital Revenue,
     Shawnee Mission Medical
     Center, RB, ETM
     6.900%, 06/01/05..............      30,000         31,148
 Reno County, Single Family
     Mortgage, RB, Series B
     8.700%, 09/01/11..............  $  140,000    $   146,777
 Saline County, Residential
     Housing Facilities, RB,
     Series A
     9.500%, 10/01/11..............      35,000         35,750
 Sedgwick & Shawnee
     Counties, Mortgage
     Backed Securities
     Program, RB, Series A-1,
     GNMA
     4.700%, 12/01/08..............     765,000        751,505
 State Development Finance
     Authority, Multi-Family
     Housing, Four Seasons
     Apartment Project, RB,
     AMT, LOC
     5.300%, 10/01/07..............     240,000        233,959
 State Development Finance
     Authority, Multi-Family
     Housing, Four Seasons
     Apartment Project, RB,
     Mandatory Put @ 100,
     AMT, LOC/B/
     5.600%, 10/01/07..............     780,000        758,800
 Wichita, Single Family
     Mortgage, RB, Series A
     7.100%, 09/01/09..............     105,000        106,686
                                                   -----------
                                                     4,252,918
                                                   -----------

Kentucky - 0.38%
 Ashland, Environmental
     Import, Allied Chemical
     Corporation Project,
     RB, ETM
     5.800%, 03/01/03..............     565,000        571,130
 Greater Kentuky, Housing
     Assistance Corporation,
     Section 8, RB, Series C,
     FHA / MBIA
     5.350%, 07/01/07..............     350,000        346,689
 Lakeland, Wesley Village
     Housing Incorporated,
     Section 8 Assisted Project,
     RB, FHA
     7.125%, 11/01/02..............     140,000        142,253
 Owensboro, Electric Light &
     Power, RB, ETM
     10.500%, 01/01/04.............     190,000        205,569
 State Turnpike Authority, RB,
     ETM
     6.125%, 07/01/07..............     357,000        366,553
     6.625%, 07/01/08..............     195,000        204,038
                                                    ----------
                                                     1,836,232
                                                    ----------


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)
                                          Face
Description                              Amount          Value
-----------                              ------          -----
Louisiana - 1.83%
 Housing Finance Agency,
     Malta Square Project, RB,
     AMT, GNMA
     6.450%, 09/01/27..............    $ 470,000      $ 482,793
 Housing Finance Agency,
     Single Family Housing, RB,
     Series A-1, GNMA/FNMA
     4.625%, 06/01/09..............      290,000        278,130
 Iberia, Single Family
     Mortgage, RB
     7.375%, 01/01/11..............      380,000        394,201
 Jefferson Parish, Hospital
     Services District, RB, ETM
     7.125%, 01/01/02..............      140,000        143,718
     6.500%, 09/01/38..............    1,220,000      1,253,135
 Public Facility Authority,
     Single Family Mortgage,
     RB, Series C
     8.450%, 12/01/12..............      232,452        238,256
 Public Facility Authority,
     Single Family Mortgage,
     RB, Series A
     7.375%, 10/01/12..............      250,000        255,205
 Public Facilities Authority,
     Public Health & Education,
     RB, Series A-1, Mandatory
     Put @ 100, AMBAC/B/
     5.000%, 06/01/02..............      635,000        632,485
 Public Facilities Authority,
     Multi-Family Housing,
     Oakleigh Apartments
     Project, RB, AXA
     5.750%, 03/15/03..............      225,000        226,346
     5.850%, 03/15/04..............      235,000        235,759
     5.950%, 03/15/05..............      250,000        250,000
 Public Facility Authority,
     Multi-Family Housing,
     Beau Terre Project, RB,
     Mandatory Put @ 100,
     FNMA/B/
     5.800%, 06/01/05..............      560,000        567,482
 Public Facilities Authority,
     Multi Family Housing,
     Edgewood Apartments,
     RB, Mandatory Put @ 100,
     FNMA/B/
     5.800%, 06/01/05..............    3,950,000      4,002,772
                                                     ----------
                                                      8,960,282
                                                     ----------

Maine - 0.06%
 Bucksport, Solid Waste
     Disposal Revenue, Champ
     International Corporation
     Project, RB
     6.250%, 05/01/10..............    $ 100,000      $ 100,808
 Finance Revenue Authority,
     Electronic Rate
     Stabilization, RB, AMT, FSA
     5.200%, 07/01/18..............      195,000        177,220
                                                     ----------
                                                        278,028
                                                     ----------
Maryland - 0.61%
 Annapolis, Economic
     Development, Saint John's
     College Facility, RB
     4.700%, 10/01/03..............      140,000        135,863
     4.800%, 10/01/04..............      100,000         96,345
     5.000%, 10/01/06..............      170,000        162,872
     5.000%, 10/01/07..............      180,000        170,676
     5.000%, 10/01/08..............      185,000        173,711
 Baltimore County, Mortgage
     Revenue, Three Garden
     Village Project, RB,
     Series A, FHLMC
     4.800%, 01/01/13..............      450,000        412,241
 Cecil County, Economic
     Development Authority,
     Northeast Plaza Association,
     Series A
     6.875%, 01/15/08..............    1,280,000      1,287,091
 Cecil County, Economic
     Development Authority,
     Northeast Plaza
     Association, Series B
     6.875%, 01/15/10..............      385,000        384,596
 Frederick County, Economic
     Redevelopment Authority,
     Northhampton, RB,
     Series A, FHA
     5.900%, 02/01/05..............      175,000        178,906
                                                     ----------
                                                      3,002,301
                                                     ----------

Massachusetts - 3.09%
 Boston, Industrial
     Development Finance
     Authority, North End
     Community, RB. Series A,
     FHA
     6.450%, 08/01/37..............    1,480,000      1,494,933
 Boston, Deutsches
     Altenheim, RB, Series A,
     FHA
     5.950%, 10/01/18..............      580,000        573,829


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
---------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                                       Face
Description                                           Amount          Value
-----------                                           ------          -----

   Dartmouth, Housing Development
    Corporation, CrossRoads Apartments,
    RB, Series A, MBIA/FHA
    4.850%, 07/01/09............................... $  470,000    $   452,112
   Educational Loan Authority, RB,
    Series A, AMT, MBIA 7.250%, 01/01/09...........    440,000        453,165
   Massachusetts State, Development Finance
    Agency, Human Services Provider, Seven
    Hills Foundation & Affiliate, RB, Asset
    Guaranty 4.850%, 09/01/13......................    310,000        274,325
   Massachusetts State, Industrial Finance
    Agency, Assisted Living Facilities, Arbors
    at Taunton, RB, AMT, GNMA 5.300%, 06/20/19.....    410,000        371,411
   Massachusetts State, Industrial Finance Agency,
    Museum Revenue, Norman Rockwell Stockbridge,
    RB, GNMA 8.125%, 07/01/11......................  2,695,000      2,802,988
   State Development Finance Agency, Worchester
    Redevelopment Authority, RB, Asset Guaranty
    6.000%, 06/01/24...............................  1,050,000      1,076,660
   State Health & Education Authority, Beth
    Isreal Hospital, RB, ETM 5.750%, 07/01/06......     70,000         71,026
   State Health & Educational Facilities Authority,
    RB, 8.000%, 07/01/00...........................     20,000         20,125
   State Industrial Finance Agency, Draper
    Place Project, RB, AMT, GNMA 5.400%, 08/20/12..    315,000        295,347
    6.450%, 08/20/39...............................  5,490,000      5,485,443
   State Housing Finance Agency, RB, Series A,
    AMT, MBIA 6.125%, 12/01/11.....................    175,000        172,184
   State Industrial Finance Agency,
    Higher Education, Hampshire College
    Project, RB 5.800%, 10/01/17...................  1,655,000      1,525,430
                                                                   ----------
                                                                   15,068,978
                                                                   ----------
   Michigan - 1.05%
   Avondale, School District,
    GO 5.800%, 05/01/07............................ $  135,000    $   137,048
    Battle Creek, Economic Development Authority,
    Kellogg Company Project, RB 5.125%, 02/01/09...    315,000        310,716
   Detroit, Water Supply, RB, ETM 8.875%, 01/01/05.    425,000        463,726
   Dickinson County, Economic Development
    Authority, Champion International Corporation,
    RB 6.550%, 03/01/07............................    560,000        570,926
   Grand Rapids Charter Township, Porter Hills
    Obligated Group, RB 5.200%, 07/01/14...........    890,000        797,796
   Kalamazoo, Economic Development Corporation,
    Revenue Refunding, RB 5.750%, 05/15/05.........    100,000         98,498
   Novi, Water Supply & Sewer Disposal System,
    RB, MBIA 5.000%, 07/01/19......................    800,000        713,704
   Petoskey, Hospital Finance Authority, RB, ETM
        6.700%, 03/01/07...........................    560,000        582,467
   Saginaw, Hospital Finance Authority, Saint Luke
    Hospital, RB, ETM 7.500%, 11/01/10.............    205,000        225,277
   State Building Authority, RB, Series II, ETM,
    MBIA 7.400%, 04/01/01..........................     60,000         61,114
   State Hospital Finance Authority, Saint Joseph
    Mercy Hospital Project, RB, ETM
    7.000%, 07/01/05...............................    350,000        365,253
   State Hospital Finance Authority, William
    Beaumont Hospital Project, RB, ETM
    6.200%, 01/01/03...............................    140,000        142,568
   State Housing Development Authority, RB,
    Series D, AMT, AMBAC
    5.050%, 12/01/07...............................     95,000         93,039
    5.150%, 12/01/08...............................     95,000         93,175
    5.250%, 12/01/09...............................     95,000         92,553
    5.350%, 12/01/10...............................     95,000         94,555

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
---------------------------------------------------------------------------
Schedule of Investments April 30,2000 (Unaudited)

                                                         Face
Description                                             Amount          Value
-----------                                             ------          -----

  State Strategic Fund Obligation, The
   Oxford Institute, RB, Series A, ETM
   7.875%, 08/15/05.................................   $ 250,000     $  264,838
                                                                     ----------
                                                                      5,107,253
                                                                     ----------
  Minnesota - 0.26%
  Cambridge, Mortgage Revenue, Health Care
   Center, RB, Series A, GNMA.
   5.400%, 11/20/05.................................     355,000        355,550
  Dakota County, Housing & Redevelopment
   Authority, RB, AMT, FNMA / GNMA
   5.550%, 10/01/02.................................     100,000        100,908
   5.750%, 10/01/04.................................     130,000        131,866
  Monticello, Pollution Control Authority,
   Northern States Power Company, RB
   5.375%, 02/01/03.................................     305,000        305,177
  Rochester, Saint Mary's Hospital, RB, ETM
   5.750%, 10/01/07.................................     350,000        355,124
                                                                      ---------
                                                                      1,248,625
                                                                      ---------
  Mississippi - 2.68%
  Business Finance Corporation, Landau Uniforms
   Project, RB, AMT, LOC
   5.450%, 09/01/01.................................     215,000        215,082
   5.600%, 09/01/02.................................     225,000        224,678
   5.800%, 09/01/04.................................     260,000        257,839
   5.900%, 09/01/05.................................     265,000        262,922
  Business Finance Corporation, Millsaps College
   Project, Series B, MBIA
   5.000%, 11/01/19.................................     880,000        784,256
  Business Financial Corporation, Mississippi
   Retirement Facilities Revenue Refunding,
   Aldersgate Community, RB, GNMA
   5.450%, 05/20/34.................................   1,160,000      1,026,471
  Business Financial Corporation, Mississippi
   Retirement Facilities Revenue Refunding,
   Wesley Manor, RB,Series A, GNMA
   5.450%, 05/20/34.................................   1,455,000      1,287,515
  Corinth & Alcorn County, Magnolia Regional
   Health Center, RB, Series A
   5.000%, 10/01/08.................................   1,275,000      1,178,062
  Corinth & Alcorn County, Magnolia Regional
   Health Center, RB, Series B
   5.125%, 10/01/10.................................   $ 840,000      $ 712,295
  Health Facilities Finance Authority, Kings
   Daughters Hospital, RB, Asset Guaranty
   5.500%, 04/01/18.................................   1,345,000      1,246,640
  Home Corporation, Single Family Mortgage,
   Access Program, RB, Series A, AMT, GNMA
   5.000%, 06/01/04.................................     175,000        172,641
  Home Corporation, Single Family Mortgage,
   RB, Series I, AMT, GNMA
   7.375%, 06/01/28.................................   2,255,000      2,398,035
  Home Corporation, Single Family Mortgage,
   RB, Series A, GNMA
   5.125%, 12/01/17.................................     570,000        562,693
  Jackson, Mississippi, Housing Authority,
   Multi-Family Revenue, The Woodlands, RB,
   Series A, AMT, FSA
   5.300%, 04/01/19.................................     490,000        438,232
  Jackson, Mississippi, Housing Authority,
   Multi-Family Revenue, Elton Park Apartments,
   RB, Series B, Mandatory
   Put @100, AMT, QBE/B/
   5.400%, 04/01/19.................................   1,080,000        973,361
  Perry County, Pollution Control Revenue,
   Leaf River Forest Project, RB
   5.200%, 10/01/12.................................   1,475,000      1,336,896
                                                                     ----------
                                                                     13,077,618
                                                                     ----------
  Missouri - 4.81%
  Boone County, Industrial Development Authority,
   Otscon Incorporated Project, RB, Mandatory
   Put @100, AMT, LOC/B/
   5.125%, 05/01/05.................................   1,815,000      1,735,449
  Bridgeton, Industrial Development Authority,
   Mizpah Assisted Living, RB, GNMA
   5.250%, 12/20/19.................................     170,000        153,394
  Joplin, Industrial Development, Tri State
   Osteopathic Hospital, Pre-Refunded @102/D/
   8.250%, 12/15/01.................................   6,040,000      6,450,720


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
------------------------------------------------------------------------------
Schedule of Investments April 30,2000 (Unaudited)

                                                         Face
Description                                             Amount       Value
-----------                                             ------       -----

  Kansas City, Industrial Development Authority,
   Coves North Duplexes Project, RB, AMT,
   Mandatory Put @ 100, FNMA/B/
   5.600%, 09/01/05................................   $3,440,000  $ 3,482,415
  Kansas City, Industrial Development Authority,
   Royal Woods Apartment Project, RB, AMT,
   Mandatory Put @ 100, FNMA/B/
   5.600%, 01/01/10................................    5,840,000    5,758,123
  Pacific & Franklin Counties, Industrial
   Development Authority, Clayton Corporation
   Project, RB, AMT, LOC
   5.450%, 05/01/02................................      360,000      360,742
       5.950%, 05/01/07............................      720,000      728,208
       6.200%, 05/01/12............................      720,000      724,867
       6.450%, 05/01/17............................      720,000      726,444
  State Developmet Finance Board, Greater St.
   Louis Project, RB, LOC
   4.900%, 09/01/10................................      685,000      625,631
  State Development Financial Board, Recreation
   Facilities Revenue, YMCA, Greater St. Louis,
   RB, Series A, LOC
   4.750%, 09/01/07................................      170,000      161,075
  State Housing Development Community, Single
   Family Mortgage, RB, AMT, GNMA
   6.625%, 12/01/17................................      265,000      269,569
  St. Charles County, Industrial Development
   Authority, Health Care Facilities Revenue,
   Garden View Care Center Project,
   RB, AMT, LOC
   5.400%, 11/15/16................................    1,480,000    1,239,559
  St Louis County, Regional Covention & Sports
   Center RB, Series B
   6.500%, 08/15/01................................      585,000      595,325
   St. Louis, Land Clearance Redevelopment
   Authority, Westminsters Place Apartments, RB,
   Series A, Mandatory Put @ 100, FNMA/B/
   5.950%, 04/01/07................................      450,000      464,643
                                                                  -----------
                                                                   23,476,164
                                                                  -----------

  Montana - 0.65%
  Great Falls, Multi-Family Housing, Autumn Run
   Apartments Project, RB, Mandatory Put @ 100,
   AMT, LOCB
   4.900%, 01/02/08................................   $2,860,000  $ 2,751,749
  Missoula County, Community Hospital, ETM
   7.125%, 06/01/07................................      398,000      420,809
                                                                  -----------
                                                                    3,172,558
                                                                  -----------
  Nebraska - 1.02%
  Clay County, Industrial Development Revenue,
   Hybrids Cooperative Project, RB, AMT LOC
   5.250%, 03/15/14................................    1,610,000    1,454,989
  Fillmore County, Industrial Development
   Revenue, O'Malley Grain Incorporated
   Project, RB, AMT, LOC
   5.000%, 12/01/10................................       45,000       41,508
   5.000%, 12/01/11................................      180,000      163,985
   5.100%, 12/01/12................................      135,000      121,669
   5.200%, 12/01/13................................      195,000      175,256
  Investment Finance Authority, Multi-Family
   Housing, Tara Hills Villa, RB, FNMA
   4.875%, 01/01/08................................      530,000      515,255
  Investment Finance Authority, Multi-Family
   Housing, Cheney Apartments, RB, Series A,
   Mandatory Put @ 100, FNMA/B/
   5.500%, 12/01/05................................    1,510,000    1,517,852
  Nebraska, Help, Revenue Student Loan,
   Program-B, RB, AMT, MBIA
   5.250%, 06/01/02................................      380,000      380,278
  Woolworth, Housing Mortgage Development
   Corporation, Section 8 Assisted Project, RB,
   MBIA 5.350%, 07/01/21...........................      690,000      623,560
                                                                   ----------
                                                                    4,994,352
                                                                   ----------
  Nevada - 0.70%
  Housing Division, Single Family Mortgage,
   RB, Series B-1
   4.950%, 04/01/12................................      465,000      443,610

                      See notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                         Face
Description                             Amount         Value
-----------                             ------         -----

 Housing Division,
  Single Family Program, RB,
  Series A, AMT
  6.350%, 10/01/07................... $ 575,000     $   570,544
 Housing Division, Multi-Unit
  Housing, Campaige, RB,
  Series A, AMT, LOC
  5.450%, 10/01/18...................   550,000         509,585
 Multi Unit Housing, Saratoga
  Palms, RB, AMT, FNMA
  5.900%, 04/01/06...................   430,000         443,614
 State Housing Division,
  Single Family Mortgage,
  RB, Series B, AMT
  6.450%, 10/01/07...................   445,000         451,760
 State Housing Division,
  Single Family Mortgage,
  RB, Series E, AMT
  6.000%, 10/01/09...................   330,000         318,938
 State Housing Division,
  Single Family Mortgage, RB,
  Series C-1, AMT
  5.450%, 04/01/10...................   340,000         329,355
 State Housing Division,
  Austin Crest Project, RB,
  AMT, FNMA,
  5.500%, 10/01/09...................   360,000         356,854
                                                    -----------
                                                      3,424,260
                                                    -----------


New Hampshire - 0.45%
 Higher Education & Health
  Facility, Kendal at Hanover
  Issue, RB, LOC
  5.200%, 10/01/06...................   625,000         611,506
  5.300%, 10/01/07...................   475,000         464,617
Higher Educational & Health
  Authority, Franklin Pierce
  College, RB, ACA
  4.900%, 10/01/08...................   120,000         112,633
Higher Educational & Health
  Authority, Franklin Pierce
  College, RB, ACA
  5.000%, 10/01/09...................   375,000         353,696
Higher Education & Health
  Authority, River College
  4.650%, 01/01/04...................   125,000         120,118
  4.750%, 01/01/05...................   130,000         123,704
  4.850%, 01/01/07...................   130,000         121,742
  4.900%, 01/01/08...................   145,000         135,056
New Hampshire, Higher
  Educational & Health
  Facilities Authority
  Revenue, Rivier
  College, RB
  5.550%, 01/01/18....................  185,000         165,921
                                                    -----------
                                                      2,208,993
                                                    -----------

New Jersey - 0.97%
 Church Street Corporation,
  Keansburg Elderly
  Housing, Series 1994,
  HUD Section 8 Assistance
  5.000%, 03/01/01................... $  55,000     $    54,969
Deptford Township, GO
  5.600%, 10/15/06...................   140,000         142,961
  5.850%, 10/15/07...................   145,000         150,113
Economic Development
  Authority, Cadbury
  Corporation Project, RB,
  Series A, ACA
  4.600%, 07/01/02...................   160,000         157,762
  4.750%, 07/01/03...................   230,000         225,216
  4.850%, 07/01/04...................   265,000         258,248
Economic Development
  Authority, RB, Series H-2,
  AMT, LOC
  5.000%, 10/01/05....................  390,000         387,364
Economic Development
  Authority Revenue
  Adjusted, Reformed
  Church, RB, Series B
  4.950%, 12/01/28....................  125,000         120,986
Economic Development
  Authority Revenue,
  RB, Series B, AMT, LOC
  5.300%, 12/01/07....................  175,000         174,451
Essex County, Utilities
  Authority, Solid Waste
  Revenue, RB, Series A,
  FSA
  4.800%, 04/01/14....................  800,000         726,960
Gloucester County, Import
  Authority, Electric Mobility
  Project, RB, AMT, County
  Guaranteed
  4.250%, 11/01/01....................  145,000         143,624
  4.500%, 11/01/03....................  155,000         151,513
  4.600%, 11/01/04....................  105,000         102,095
  4.700%, 11/01/05....................  105,000         101,868
  4.750%, 11/01/06....................  110,000         106,061
  4.800%, 11/01/07....................  115,000         110,225
  5.000%, 11/01/08....................  125,000         121,293
  5.000%, 11/01/10....................  215,000         206,009
Secaucus Municipal Utilities
  Authority, Sewer Revenue,
  RB, ETM
  6.875%, 12/01/08....................   30,000          31,776
State Building Authority, RB,
  ETM
  9.625%, 02/01/03....................  320,000         343,587


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                          Face
Description                              Amount        Value
-----------                              ------        -----
State Education Facility
  Authority, Caldwell
  College, RB, Series A
  7.250%, 07/01/25.................. $    885,000    $   912,001
                                                     -----------
                                                       4,729,082
                                                     -----------
New Mexico - 0.74%
 Albuquerque, Class B-2,
  CMO, FGIC/A/
  0.000%, 05/15/11.................     4,342,000      1,928,326
 Bernalillo County, Multi-
  Family Housing, Sunchase
  Apartments, Series A,
  Mandatory Put @100,
  AXA/B/
  5.800%, 11/01/06.................     1,130,000      1,143,820
Mortgage Finance Authority,
  Single Family Mortgage
  Program, RB, FHLMC /
  FNMA / GNMA
  5.500%, 07/01/17.................       170,000        161,473
  5.600%, 07/01/28.................       365,000        336,329
Santa Fe, Single Family
  Mortgage, RB
  8.450%, 12/01/11.................        55,099         57,018
                                                     -----------
                                                       3,626,966
                                                     -----------

New York - 6.19%
 Albany, Housing Authority,
  Lark Drive Associates, RB,
  AMT, LOC
  5.200%, 12/01/13.................        40,000         36,947
  5.400%, 12/01/18.................        40,000         36,208
  5.500%, 12/01/28.................       265,000        237,366
Amherst, Industrial
  Development Agency,
  Multi Service Rink
  Complex, RB, ETM, LOC
  4.750%, 10/01/02.................       155,000        154,468
  5.180%, 10/01/06.................       265,000        264,846
Capital District Youth Center
  Lease, RB, LOC
  6.000%, 02/01/17.................       375,000        373,391
Dutchess County, Solid
  Waste Systems, RB,
  Series C, AMT, MBIA
  5.000%, 01/01/10.................     2,255,000      2,159,681
Nassau County, General
  Improvement, GO, Series
  X, AMBAC
  5.000%, 11/01/06.................       160,000        159,035
New York City, Series B, GO,
  AMBAC
  7.250%, 08/15/07.................     2,975,000      3,339,765
New York City, GO, MBIA
  8.000%, 08/01/06.................     2,985,000      3,426,273

New York City, Industrial
  Development Agency,
  College of Aeronautics
  Project
  5.000%, 05/01/06.................  $    345,000    $   332,176
  5.200%, 05/01/09.................       205,000        196,185
Oneida County, Industrial
  Development Agency,
  Mohawk Valley, RB,
  Series A, FSA
  4.550%, 02/01/04.................       635,000        621,240
  4.650%, 02/01/05.................       540,000        526,473
  4.700%, 02/01/06.................       685,000        663,786
  5.200%, 02/01/13.................       755,000        725,661
  5.000%, 01/01/13.................       765,000        717,731
Oneida County, Industrial
  Development Agency,
  Mohawk Valley, RB,
  Series B, FSA
  5.000%, 01/01/13.................     1,230,000      1,153,998
Onondaga County, Industrial
  Development Agency,
  Civic Facility Revenue,
  Lemoyne College Project,
  RB, Series A
  5.000%, 03/01/07.................       180,000        170,392
  5.500%, 03/01/14.................       410,000        385,367
State Dormitory Authority,
  Long Island University, RB,
  Pre-Refunded @102, Asset
  Guaranty/D/
  6.000%, 09/01/05.................     2,370,000      2,436,550
State Dormitory Authority,
  Capital Appreciation,
  Prerefunded City, RB,
  Series C, ETM, FSA/A/
  0.000%, 07/01/04.................       105,000         82,892
State Dormitory Authority,
  Lease Revenue, State
  University Dormitory
  Facilities, RB, Series A,
  AMBAC
  5.250%, 07/01/12.................       265,000        260,307
State Dormitory Authority,
  Saint Mary's Hospital
  Amsterdam, RB, MBIA
  5.250%, 05/01/05.................     1,010,000      1,015,292
State Dormitory Authority,
  Hunts Point Multi Service
  Center, RB
  5.625%, 07/01/22.................     2,255,000      2,133,365
State Dormitory Authority,
  Lutheran Nursing Home,
  RB, AMBAC / FHA
  5.125%, 02/01/18.................     1,000,000        933,240

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------

Schedule of Investments April 30, 2000 (Unaudited)

                                          Face
Description                              Amount        Value
-----------                              ------        -----

 State Power Authority, RB,
  Series C, ETM
  9.500%, 01/01/01.................  $      5,000    $     5,168
 State Urban Development
  Corporation, Correctional
  Facility, RB, AMBAC
  5.625%, 01/01/07.................     3,835,000      3,907,942
 Syracuse, Housing Authority,
  Loretto Rest Homes, RB,
  Series A, FHA
  5.000%, 08/01/07.................     1,805,000      1,775,777
 Triborough Bridge & Tunnel
  Authority, Convention
  Center Project, RB,
  Series E
  7.250%, 01/01/10.................       355,000        391,558
 UFA Development
  Corporation, Loretto Utica
  Project, RB, FHA
  5.150%, 07/01/03.................       650,000        650,702
 Ulster County, Industrial
  Development Agency,
  Kingston Hospital Project,
  RB, LOC
  4.400%, 11/15/01.................       230,000        227,776
  4.500%, 11/15/02.................       245,000        239,982
 Yates County, Industrial
  Development Agency,
  Soldiers & Sailors
  Memorial Hospital, RB,
  FHA
  5.500%, 02/01/19.................       560,000        532,297
                                                     -----------
                                                      30,273,837
                                                     -----------

North Carolina - 0.03%
 Wake County, North Carolina,
  Hospital Revenue, RB,
  ETM
  6.250%, 01/01/08.................       165,000        170,920
                                                     -----------

North Dakota - 0.10%
 State Housing Financial
  Agency Revenue, Housing
  Finance Program, RB,
  Series D, AMT
  4.550%, 07/01/08.................       110,000        104,129
  4.850%, 07/01/11.................       130,000        122,984
  4.950%, 01/01/12.................       130,000        123,204
  5.000%, 01/01/13.................       125,000        117,706
                                                     -----------
                                                         468,023
                                                     -----------

Ohio - 3.05%
 Capital Corporation for
  Housing Mortgage
  Revenue, Section 8
  Assisted Project, RB,
  Series E, FHA / MBIA
  5.700%, 01/01/05.................       250,000        253,350
 Capital Housing Corporation
  Mortgage, Georgetown
  Section 8, RB, Series A,
  FHA
  6.625%, 07/01/22.................   $   935,000      $ 962,592
 Capital Corporation for
  Housing Mortgage
  Revenue, Section 8
  Assisted Project, RB,
  Series C, FHA / MBIA
  5.100%, 07/01/09.................     1,465,000      1,437,561
 Capital Corporation for
  Housing Mortgage
  Revenue, Section 8
  Assisted Project, RB,
  Series A, FHA / MBIA
  4.500%, 01/01/03.................       135,000        133,056
 Cuyahoga County, Mortgage
  Revenue, RB, AMT, GNMA
  5.200%, 09/20/09.................       205,000        201,052
 Cuyahoga County, Multi-
  Family Housing, Water
  Street Association, RB,
  AMT, GNMA
  6.250%, 12/20/36.................       975,000        967,961
 Franklin County, Ohio,
  Housing Revenue,
  Rosewind Limited
  Partnership, AMT, RB
  4.900%, 01/01/02.................       175,000        174,627
 Hancock County, Multi-
  Family Housing, Crystal
  Glen Apartments, RB,
  Series C, AMT, LOC
  5.050%, 01/01/10.................       915,000        870,504
 Jefferson County, GO, Asset
  Guaranty
  6.625%, 12/01/05.................       240,000        250,886
 Lorain County, Hospital
  Finance Authority, Humility
  Of Mary Health Care, RB,
  Series D, ETM
  7.125%, 12/15/06.................       825,000        872,083
 Lorain County, Hospital
  Finance Authority, Humility
  Of Mary Health Care, RB,
  Series B, ETM
  7.200%, 12/15/11.................       755,000        798,971
 Lorain County, Hospital
  Finance Authority, Humility
  Of Mary Health Care, RB,
  Series A, Pre-Refunded @
  100/D/
  5.900%, 06/15/05.................     4,520,000      4,666,267

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                               Face
Description                                   Amount           Value
-----------                                   ------           -----
Lorain County, Health Care
 Facilities, Kendal at
 Oberlin, RB, Series B,
 Optional Put @100/C/
 4.750%, 02/01/02.....................     $ 1,175,000       $ 1,142,605
Lucas-Palmer Housing
 Development Corporation,
 Palmer Gardens, RB,
 Series A, MBIA/FHA
 5.900%, 07/01/07.....................         225,000           229,723
Sandusky County, Ohio,
 Health Care Facilities
 Revenue, Bethany Place
 Retirement Center Project,
 RB, FNMA
 5.150%, 07/01/09.....................          90,000            87,593
Stark County, Health Care
 Facility, Rose Land
 Incorporated Project, RB,
 GNMA / FHA
 5.300%, 07/20/18.....................         850,000           777,291
 5.350%, 07/20/23.....................         940,000           845,004
State Pollution Control RB,
 General Motors
 Corporation Project
 6.500%, 03/01/06.....................         185,000           188,885
State Water Development
 Authority, Pollution Control
 Facilities Revenue, Republic
 Steel Project, RB, ETM
 6.375%, 06/01/07.....................          35,000            36,168
                                                             -----------
                                                              14,896,179
                                                             -----------
Oklahoma - 0.93%
Cleveland County, Home
 Loan Authority, Single
 Family Mortgage,
 Series 1992
 8.375%, 08/01/12.....................         840,000           869,156
Grand River, Dam Authority,
 RB, ETM
 6.250%, 11/01/08.....................       1,935,000         1,990,302
Housing Finance Agency,
 Multi-Family Housing,
 Northpark & Meadowlane
 Project, RB, FNMA
 5.100%, 12/01/07.....................         285,000           277,815
McAlester, Public Works
 Authority, RB, ETM, FSA
 8.250%, 12/01/04.....................         115,000           130,132
 8.250%, 12/01/05.....................         560,000           646,962
 8.250%, 12/01/06.....................         145,000           170,643
Payne County, Home Finance
 Authority, Single Family
 Mortgage, RB, Series A
 8.625%, 03/01/11.....................         180,000           186,169

Tulsa, Municipal Airport
 Travel Revenue, RB, AMT
 7.600%, 12/01/30.....................     $   280,000       $   286,987
                                                             -----------
                                                               4,558,166
                                                             -----------
Oregon - 0.23%
Cow Creek Band, Umpqua
 Tribe of Indians, Oregon
 Revenue, RB, Series B,
 144A, AMBAC
 5.100%, 07/01/12.....................         880,000           832,691
State Economic Development
 Communication, Economic
 & Industrial Development
 Revenue, Globe-Union, RB
 6.250%, 04/01/03.....................         160,000           158,797
State Health Housing
 Educational & Cultural
 Facilities Authority,
 Cedarwest Housing, RB,
 Series A, AMT, LOC
 4.650%, 01/02/08.....................         145,000           136,489
                                                             -----------
                                                               1,127,977
                                                             -----------
Pennsylvania - 16.40%
Aliquippa Beaver County,
 Asset Guaranty, GO,
 Partially ETM
 8.250%, 09/15/01.....................         395,000           406,799
Allegheny County, Hospital
 Development Authority,
 North Hills Passavant
 Hospital, RB, ETM
 6.750%, 07/01/05.....................         245,000           254,655
Allegheny County, Hospital
 Development Authority,
 Allegheny General Hospital
 Project, RB, Series A, MBIA
 6.200%, 09/01/15.....................       2,820,000         2,846,170
Allegheny County, Hospital
 Development Authority,
 Health Center - UPMC
 Health Systems, RB, MBIA
 4.650%, 11/01/09.....................       1,690,000         1,553,651
Allegheny County, Hospital
 Development Authority,
 Health Center-UPMC
 Health Systems, RB, MBIA
 5.000%, 11/01/23.....................       1,420,000         1,207,469
Allegheny County, Industrial
 Development Authority,
 HVL Plaza Project, RB,
 AMT, LOC
 6.000%, 10/01/04.....................         755,000           743,788
Allegheny County, Industrial
 Development Authority,
 RB, Series A
 6.700%, 12/01/20.....................         320,000           319,264

                       See Notes to Financial Statements
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                               Face
Description                                   Amount           Value
-----------                                   ------           -----
Allegheny County,
 Residential Finance
 Authority, Single Family
 Mortgage, RB,
 Series CC-1, GNMA
 5.200%, 05/01/17.....................      $   595,000     $   552,225
Allegheny County,
 Residential Finance
 Authority, Single Family
 Mortgage, RB,
 Series CC-2, GNMA
 5.200%, 05/01/17.....................          280,000         259,871
Allegheny County,
 Residential Finance
 Authority, Single Family
 Mortgage, RB,
 Series DD-1, AMT, GNMA
 4.850%, 05/01/08.....................          155,000         149,398
Allegheny County,
 Residential Finance
 Authority, Single Family
 Mortgage, RB, GNMA
 6.500%, 11/01/14.....................          230,000         230,370
Allentown, Hospital
 Authority, Sacred Heart
 Hospital of Allentown, RB
 6.200%, 11/15/03.....................          325,000         327,418
Beaver County, Pennsylvania,
 Industrial Development
 Authority, Health Care
 Revenue Refunding, RB,
 GNMA
 4.850%, 05/20/10.....................        2,515,000       2,461,355
Berks County, Municipal
 Authority, Health Care
 Pooled Financing
 Project, RB
 5.000%, 03/01/28.....................        1,200,000         959,772
Berks County,
 Redevelopment Authority,
 Multi-Family Revenue,
 Woodgate Associate
 Project, RB, Series A, FNMA
 5.150%, 01/01/19.....................        1,610,000       1,435,814
Bucks County, Saint Mary's
 Hospital Authority, RB, ETM
 6.625%, 07/01/04.....................           75,000          77,429
Chester County, Health &
 Educational Facility
 Authority, Barclay Friends
 Project, RB, Series B,
 Mandatory Put @ 100,
 LOC/B/
 4.600%, 08/01/02.....................        2,445,000       2,390,648

Chester County, Health &
 Education Facility,
 Immaculata College, RB
 4.500%, 10/15/00.....................      $   195,000     $   194,569
 4.650%, 10/15/01.....................          170,000         168,446
 4.750%, 10/15/02.....................          230,000         225,734
 4.850%, 10/15/03.....................          215,000         209,541
 4.900%, 10/15/04.....................          270,000         261,298
 5.000%, 10/15/06.....................          265,000         253,152
 5.000%, 10/15/07.....................          310,000         293,700
 5.100%, 10/15/08.....................          120,000         113,672
 5.125%, 10/15/09.....................          230,000         216,651
 5.300%, 10/15/11.....................          280,000         262,500
Clearfield, Hospital Revenue
 Authority, Clearfield
 Hospital Project, RB
 6.875%, 06/01/16.....................          920,000         916,909
Cumberland County,
 Municipal Revenue
 Authority, Presbyterian
 Homes Project, RB
 6.000%, 12/01/26.....................        1,210,000       1,028,306
Dauphin County, General
 Authority, WW15 Term,
 RB, Mandatory Tender @
 100/B/
 6.850%, 06/01/09.....................          525,000         538,991
Delaware County, College
 Revenue Authority, RB
 Series B
 4.750%, 10/01/06.....................          200,000         185,966
 4.850%, 10/01/07.....................          205,000         190,138
 4.950%, 10/01/08.....................          345,000         319,166
 5.500%, 10/01/19.....................        2,675,000       2,349,988
Delaware County, Housing
 Authority, Dunwoody
 Village Project, RB
 5.625%, 04/01/09.....................          130,000         128,071
Delaware County, Multi-
Family Redevelopment
 Revenue Authority,
 Chester Heights
 Association, RB, Series A,
 FNMA
 5.150%, 01/01/19.....................        3,315,000       2,956,350
Delaware River Port
 Authority, RB, ETM
 6.500%, 01/15/11.....................          135,000         142,394
Erie, Higher Education
 Building Authority,
 Mercyhurst College
 Project, RB
 5.750%, 03/15/12.....................          110,000         106,770
 5.850%, 03/15/17.....................          325,000         304,902

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                   Face
Description                       Amount         Value

   Erie, Higher Education
        Building Authority,
        Mercyhurst College
        Project, RB,
        5.750%, 03/15/13........$1,370,000    $ 1,319,269
   Erie, Higher Education
        Building Authority,
        Mercyhurst College
        Project, RB
        5.750%, 03/15/13........   600,000        577,782
   Erie, Higher Education
        Building Authority,
        Gannon University
        Project, RB, Series E
        5.200%, 07/15/16........   800,000        702,760
   Falls Township, Hospital
        Authority, Delaware Valley
        Medical Center, RB, FHA
        6.900%, 08/01/11........ 2,375,000      2,428,153
   Fayette County, Hospital
        Authority, Uniontown
        Hospital, RB, Connie Lee
        Insured
        5.200%, 06/15/04........   210,000        210,063
        5.400%, 06/15/06........   845,000        848,879
        5.450%, 06/15/07........   450,000        452,606
        5.550%, 06/15/08........ 1,070,000      1,081,075
        5.650%, 06/15/09........ 1,135,000      1,151,151
   Franklin County, Industrial
        Development Authority,
        Hospital Revenue
        Refunding, RB, AMBAC
        5.000%, 07/01/08........   205,000        198,178
   Hampton Township, GO
        6.300%, 06/01/02........   400,000        403,624
   Housing Finance Agency,
        Rental Housing, RB,
        FNMA
        5.150%, 07/01/03........   305,000        303,972
        6.500%, 07/01/23........ 3,945,000      3,974,548
   Housing Finance Agency,
        Single Family Mortgage,
        RB, Series 65A, AMT
        4.600%, 10/01/08........   145,000        137,809
   Housing Finance Agency,
        Single Family Mortgage,
        RB, Series 1991-31A,AMT
        7.000%, 10/01/05........   175,000        179,303
   Housing Finance Agency,
        Single Family Mortgage,
        RB, Series 64, AMT/A/
        0.000%, 04/01/30........ 1,575,000        810,905
   Jefferson County, Municipal
        Authority, RB, ETM, MBIA
        7.000%, 12/01/02........    70,000         71,992
   Lancaster, Sewer Authority,
        RB, ETM
        6.000%, 04/01/12........  $ 50,000       $ 51,876
   Lebanon County, Good
        Samaritan Hospital
        Authority, RB, ETM
        6.800%, 11/01/01........    10,000         10,203
   Lehigh County, General
        Purpose Authority,
        Muhlenberg Hospital
        Center, RB, ETM
        4.800%, 07/15/00........   320,000        320,147
        4.800%, 07/15/00........   170,000        170,078
   Monroeville, Hospital
        Authority, East Suburban
        Health Center Project, RB,
        Pre-Refunded @ 100/D/
        7.600%, 07/01/04........   835,000        880,032
   Montgomery County,
        GO, ETM
        9.000%, 08/15/04........   225,000        241,261
   Montgomery County, Higher
        Education Authority,
        Waverly Heights
        Project, RB
        5.000%, 01/01/03........   230,000        225,789
   Montgomery County,
        Industrial Development
        Authority, ECRI
        Project, RB
        6.400%, 06/01/03........   285,000        281,691
   Montgomery County,
        Industrial Development
        Authority, Meadowood
        Corporation Project, RB,
        Series A, Pre-Refunded @
        102/D/
        10.250%, 12/01/00....... 1,875,000      1,971,000
   Montgomery County,
        Industrial Development
        Authority RB, BMHR
        Associated Project, LOC
        6.750%, 11/15/04........   185,000        191,691
   Mount Lebanon, Hospital
        Authority, RB, ETM
        7.000%, 07/01/06........   115,000        121,066
   Northampton County,
        Industrial Development
        Authority, Strawbridge &
        Clothier Project, RB, ETM
        7.200%, 12/15/01........   165,000        169,610

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                   Face
Description                       Amount         Value

   Philadelphia, Hospital &
        Higher Education Facilities
        Authority Revenue,
        Temple University
        Childrens Medical, RB
        4.400%, 06/15/01........ $  65,000      $  64,052
   Philadelphia, Industrial
        Development Authority,
        Elmira Jefferies Memorial
        Home, RB, FHA
        4.750%, 02/01/08........   430,000        393,007
   Philadelphia, Authority For
        Industrial Development,
        Simpson Housing Project
        5.000%, 08/15/09........   240,000        215,443
        5.000%, 08/15/10........   290,000        255,612
        5.100%, 08/15/11........   240,000        209,383
   Philadelphia, Saint Agnes
        Medical Center Project,
        RB, ETM
        6.750%, 08/15/01........    95,000         95,380
   Philadelphia, Housing
        Redevelopment Authority,
        Multi-Family Housing,
        RB, HUD
        5.450%, 02/01/23........   795,000        724,515
   Philadelphia, Redevelopment
        Authority, First Lien
        Mortgage, Series A
        6.500%, 01/01/29........   700,000        636,111
   Philadelphia, Industrial
        Development Authority,
        Jeanes Physicians' Office,
        RB, Series A
        9.375%, 07/01/10........   640,000        639,859
   Philadelphia Hospital &
        Higher Education Auhority,
        Health System, RB, Series
        A, FHA
        5.375%, 01/01/28........ 2,690,000      2,386,541
   Philadelphia, Hospitals &
        Higher Education, RB,
        ACA
        6.200%, 05/01/11........ 1,550,000      1,554,604
   Pittsburgh, Urban
        Redevelopment Authority,
        Center Triangle Tax
        Increment, Series A, LOC
        5.125%, 06/01/00........   295,000        295,133
   Pittsburgh, Urban
        Redevelopment Authority,
        RB, Series C, AMT,
        FNMA / GNMA
        5.950%, 10/01/29........   160,000        154,400
   Potter County, Hospital
        Redevelopment Authority,
        Charles Cole Memorial
        Hospital, RB, Asset
        Guaranty
        5.100%, 08/01/02........ $ 230,000      $ 229,768
   Pottsville, Hospital Authority,
        Hospital Revenue, Hospital
        & Warne Clinic, RB, ACA
        5.625%, 07/01/24........   530,000        467,362
   Pottsville, Hospital Authority,
        Pottsville Hospital &
        Warne Clinic, RB, Pre-
        Refunded @102/D/
        7.250%, 07/01/04........   455,000        496,182
   Pottsville, Hospital Authority,
        Pottsville Hospital &
        Warne Clinic, RB
        4.700%, 07/01/01........   600,000        592,080
        4.800%, 07/01/02........   630,000        614,660
        5.150%, 07/01/09........   680,000        599,556
        5.500%, 07/01/18........ 1,790,000      1,446,016
   Rose Tree Media School
        District, GO, FGIC
        4.400%, 02/15/11........   600,000        532,536
   Scranton-Lackawanna
        Counties, Health &
        Welfare Authority, RB
        6.625%, 04/15/07........   170,000        170,247
   Somerset County, Hospital
        Authority, Community
        Hospital District B, RB,
        Asset Guaranty
        5.200%, 03/01/10........   455,000        436,154
        5.300%, 03/01/11........   135,000        129,445
   Southeastern Greene School
        District, GO, ETM
        9.375%, 07/01/03........    30,000         32,093
   State, COP, Series A, AMBAC
        5.400%, 07/01/09........   320,000        318,192
   State Finance Authority,
        Municipal Capital Imports
        Program, RB, Investment
        Agreement
        6.600%, 11/01/09........ 1,815,000      1,912,683
   State Higher Educational
        Facility, Allegheny
        Delaware Valley Obligation,
        RB, Series A, MBIA
        5.600%, 11/15/09........ 1,010,000      1,007,748
        5.700%, 11/15/11........ 2,215,000      2,196,460
   State Higher Educational
        Facility, Gwynedd Mercy
        College, RB
        5.000%, 11/01/08........   965,000        927,703

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                   Face
Description                       Amount         Value

   State Higher Educational
        Facility, University of
        The Arts, RB, Asset
        Guaranty
        4.850%, 03/15/06........ $ 200,000      $ 192,154
        5.100%, 03/15/09........   230,000        221,092
        5.200%, 03/15/10........   245,000        236,256
        5.250%, 03/15/11........   265,000        254,167
        5.300%, 03/15/12........   265,000        252,974
   State Higher Educational
        Facility Authority,
        College & University
        Revenue, RB, Asset
        Guaranty
        5.150%, 03/15/20........   800,000        695,480
   State Higher Educational
        Facility, Ursinus
        College, RB
        5.000%, 01/01/02........   120,000        119,611
        5.100%, 01/01/03........   140,000        139,142
        5.200%, 01/01/04........   140,000        138,957
        5.300%, 01/01/05........   165,000        163,736
        5.400%, 01/01/06........   190,000        188,795
        5.850%, 01/01/17........   960,000        912,854
   State Higher Educational
        Facility, University
        of The Arts, RB,
        Asset Guaranty
        4.750%, 03/15/05........   125,000        120,046
   State Higher Educational
        Facilities Authority,
        Health Services Revenue,
        RB, Series A,
        7.000%, 01/01/09........ 3,735,000      3,893,775
   State Higher Educational
        Facility Authority,
        Health Services Revenue,
        Allegheny Delaware
        Valley Obligation, RB,
        Series C, MBIA
        5.875%, 11/15/18........ 1,450,000      1,437,835
   State Higher Educational
        Facility Authority, Health
        Services Revenue,
        Allegheny Delaware Valley
        Obligation, RB, Series A,
        MBIA
        5.400%, 11/15/07........   200,000        199,016
   State Higher Educational
        Facilities Authority, UPMC
        Health Systems, RB,
        Series A, FSA
        5.250%, 08/01/10........   800,000        781,960
        5.250%, 08/01/11........   800,000        775,480
   Williamsport, Multi-Family
        Housing Authority, RB,
        Series A, MBIA/FHA
        5.250%, 01/01/15........ 1,165,000      1,071,893
   York County, Hospital
        Authority, Hanover
        Hospital Incorporated,
        RB, AMBAC
        4.600%, 12/01/09........ $ 745,000      $ 680,617
   York, Housing
        Redevelopment Mortgage
        Corporation, RB, Series.A
        6.875%, 11/01/09........   870,000        888,401
                                             ------------
                                               80,126,988

                                             ------------

   Rhode Island " 0.81%
        Central Falls, GO, Pre-
        Refunded @ 103/D/
        9.250%, 11/15/00........   125,000        131,229
   State Health & Educational
        Building Corporation
        Revenue, Higher
        Education Facility, Roger
        Williams, RB, AMBAC
        5.000%, 11/15/24........   490,000        419,072
   State Industrial Facilities
        Corporation, Industrial
        Development Revenue,
        Building Authority
        Program, RB, AMT
        4.700%, 04/01/05........   175,000        165,886
        4.800%, 04/01/06........   190,000        178,980
        4.900%, 04/01/07........   185,000        173,617
        5.000%, 04/01/08........   160,000        149,826
        5.100%, 04/01/09........   210,000        196,524
        5.200%, 04/01/10........   225,000        210,204
        5.250%, 04/01/11........   230,000        213,350
        5.300%, 04/01/12........   245,000        226,321
        5.350%, 04/01/13........   265,000        245,202
        5.400%, 04/01/14........    65,000         59,727
        5.500%, 04/01/19........   305,000        272,502
        5.600%, 04/01/24........   380,000        335,202
   State Industrial Facility
        Corporation, Crystal
        Thermoplastics Project,
        Series A, AMT
        6.90%, 08/01/14.........   285,000        279,024
   West Warwick, GO, Series
        A, Asset Guaranty
        7.300%, 07/15/08........   635,000        679,431
                                              -----------
                                                3,936,097

                                              -----------

   South Carolina " 2.23%
        Economic Jobs Development,
        Westminster Presbyterian,
        RB, Series A
        5.125%, 11/15/08........   735,000        677,192
   Job Economic Development,
        Caterpillar Incorporated
        Project, RB, AMT
        5.050%, 06/01/08........   375,000        352,178

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                                Face
Description                                    Amount          Value
-----------                                    ------          -----
 Myrtle Beach, Convention
   Center Project, COP, ETM
   6.750%, 07/01/02......................   $   905,000    $   922,747
 State Housing Finance &
   Development Authority,
   Westbury Plantation,
   RB, FHA
   6.050%, 07/01/27......................      345,000        337,762
 State Housing Finance &
   Development Authority,
   Bryton Point Apartments
   Project, Mandatory
   Put @ 100, FNMA/B/
   5.700%, 06/01/05......................    2,290,000      2,334,380
 State Housing Finance &
    Development Authority,
    Hunting Ridge Apartments,
    RB, Mandatory Put @ 100,
    AMT/B/ 6.750%, 06/01/10..............      755,000        772,010
 State Housing Finance &
   Development Authority,
   Runway Bay Apartments
   Projects, RB
   5.500%, 12/01/05......................      600,000        598,824
 York County, Industrial
   Revenue, Hoechst Celanese,
   RB, AMT
   5.700%, 01/01/24......................    5,565,000      4,878,502
                                                          -----------
                                                           10,873,595
                                                          -----------
South Dakota - 0.20%
 Housing Development Authority,
   Multi-Family Housing, RB,
   Series B, HUD
   7.000%, 04/01/12......................      755,000        791,663
 State Building Authority, RB,
   Pre-Refunded @ 100
   10.500%, 09/01/00.....................      195,000        198,915
                                                          -----------
                                                              990,578
                                                          -----------
Tennessee - 1.50%
 Energy Acquisition Corporation,
   Gas Revenue, RB, Series B, AMBAC
   5.000%, 09/01/07......................      140,000        130,276
 Greeneville, Health & Education
   Facility Board, Southern Advent
   Hospital, RB, ETM
   8.700%, 10/01/09......................      270,000        310,462
 Nashville & Davidson County,
   Health & Education Facility Revenue
   Board, Multi-Family Housing, RB,
   Mandatory Put @ 100, FNMA/B/
   5.200%, 02/01/06......................    1,610,000      1,576,206
 Nashville & Davidson, Multi-Family
   Housing , Welch Bend Apartments, RB,
   Series A, Mandatory Put @100,
   FNMA/B,C/
   5.500%, 01/01/07......................  $ 1,600,000    $ 1,607,840
 Nashville & Davidson Counties, Health
   & Education Facilities Board, Homes
   Inc. Project, RB, Series A,
   Pre-Refunded @ 105/D/
   9.000%, 10/01/07......................      185,000        228,022
 Nashville & Davidson County, Health
   & Education Facilities Board, Modal
   Health, RB, Asset Guaranty
   5.500%, 05/01/23......................      640,000        584,013
 Shelby County, Health Educational &
   Housing Facility Board, Methodist
   Health Systems, RB, MBIA
   5.200%, 08/01/13......................    1,550,000      1,478,158
 Shelby County, Multi-Family Housing,
   Windsor Apartments, RB, Series A,
   Asset Guaranty
   6.500%, 10/01/07......................    1,000,000      1,036,370
   6.750%, 10/01/17......................      370,000        386,317
                                                          -----------
                                                            7,337,664
                                                          -----------
Texas - 6.46%
 Austin, Hotel Occupancy Tax, RB,
   Series A, AMBAC
   5.125%, 11/15/14......................    1,340,000      1,265,858
 Austin, Water Sewer & Electric
   Revenue, RB, ETM
   14.000%, 11/15/01.....................        5,000          5,436
 Austin, Water Sewer & Electric
   Revenue, RB
   14.000%, 11/15/01.....................      460,000        492,159
 Bexar County, Housing Finance
   Corporation, GOA
   0.000%, 03/01/15......................    1,330,000        531,734
 Bryon, Higher Education Authority,
   Allen Academy Project, RB,
   Series A
   6.500%, 12/01/06......................      320,000        312,954
   7.300%, 12/01/16......................    1,315,000      1,302,665
 Capital Area, Housing Finance
   Corporation, IDK Partners II
   Trust, Series A
   6.500%, 11/01/19......................    1,314,739      1,188,196


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                                Face
Description                                    Amount          Value
-----------                                    ------          -----
 Collin County, Housing Financial
   Corporation, Preston Bend
   Apartments Project, RB, Mandatory
   Put @ 100/B/, AXA
   6.500%, 09/01/03......................   $  755,000     $  759,243
 De Soto, Housing Finance Corporation,
   The Colonies Apartments Project,
   RB, Mandatory Put @ 100, FNMA/B/, AXA
   5.125%, 10/01/07......................    2,765,000      2,717,221
 Del Rio, GO, Asset Guaranty
   7.500%, 04/01/03......................      115,000        120,703
   7.500%, 04/01/04......................      145,000        153,873
   7.500%, 04/01/08......................       95,000        104,097
   7.500%, 04/01/09......................      145,000        158,359
   6.500%, 04/01/10......................       95,000         97,775
   5.550%, 04/01/11......................       45,000         42,948
   5.650%, 04/01/13......................       95,000         89,622
   5.750%, 04/01/16......................       45,000         41,806
   5.750%, 04/01/17......................      185,000        170,694
 Denison, Hospital Authority,
   Texoma Medical Center, RB, ETM
   7.125%, 07/01/08......................      125,000        133,924
 Edgewood, Independent School
   District, RB
   4.900%, 08/15/08......................      530,000        483,917
   5.000%, 08/15/09......................      560,000        510,782
   5.000%, 08/15/10......................      585,000        526,734
   5.250%, 08/15/13......................      645,000        580,255
 Gregg County, Housing Finance
   Corporation, Summer Lake
   Project, RB, Series A, Mandatory
   Put @ 100/B/, AXA
   6.400%, 03/01/06......................      615,000        634,090
 Gulf Coast Waste Disposal Authority,
   Atlantic Richfield Company
   Project, RB, Pre-Refunded @
   100/D/
   6.500%, 08/01/03......................      285,000        291,769
 Harris County, Health Facilities
   Development Corporation, Memorial
   Hospital System, RB, Pre-Refunded
   7.125%, 06/01/04......................    2,000,000      2,114,860
 Harris County, Toll Road Authority,
   GO, MBIA/A/
   0.000%, 08/15/01......................      855,000        802,896
 Harris County, Housing Finance
   Corporation, Cypress Ridge
   Apartments, RB, AMT, FSA
   5.650%, 06/01/06......................   $  210,000     $  211,168
 Houston, Housing Finance Corporation,
   Series A-1, RB
   8.000%, 06/01/14......................      625,000        667,363
 Houston, Housing Finance Corporation,
   RB, Series A-2A
   0.000%, 06/01/14......................    1,380,000        494,661
 Houston, Port Authority, Airport and
   Marina Improvement, RB
   5.750%, 05/01/02......................      140,000        141,193
 Houston, Sewer Systems, RB,
   ETM
   5.400%, 10/01/04......................      260,000        261,069
   6.375%, 10/01/08......................      135,000        141,298
 McAllen, Development Corporation,
   RB, FSA
   4.700%, 02/15/08......................      185,000        172,849
   4.800%, 02/15/09......................      185,000        172,836
 Northeast Hospital Authority, RB,
   ETM
   8.000%, 07/01/08......................      570,000        626,618
 Odessa, Housing Finance Corporation,
   Single Family Mortgage, RB,
   Series A, FNMA
   8.450%, 11/01/11......................      133,208        139,157
 Panhandle, Regional Housing Finance
   Corporation, Single Family Mortgage,
   RB, Series A, AMT, GNMA
   7.500%, 05/01/24......................      330,000        332,594
 Robstown, Electric Light & Power
   Revenue, RB
   6.000%, 12/01/02......................      100,000        100,085
   6.000%, 12/01/03......................      100,000        100,085
   6.000%, 12/01/04......................      100,000        100,085
   6.000%, 12/01/05......................      100,000        100,085
   6.000%, 12/01/06......................      100,000        100,085
 Tarrant County, Health Facility,
   South Central Nursing, RB,
   Series A, MBIA/FHA
   6.000%, 01/01/37......................      185,000        181,089
 Tarrant County, Housing Finance
   Corporation, Multi-Family Housing,
   Summit Project, RB, Series A,
   Mandatory Put @ 100, FNMA/B/
   5.080%, 09/01/07......................    1,510,000      1,479,136


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                        Face
Description                            Amount          Value
-----------                            ------          -----
  Texarkana, Housing Finance
     Corporation, Summerhill,
     RB, Series A, GNMA
     5.550%, 01/20/07................$  175,000      $  175,081
  Southeast, Housing Finance
     Corporation, Residual
     Revenue Capital
     Appreciation, RBA
     0.000%, 09/01/17................ 9,140,000       3,580,504
  State Department Housing &
     Community Affairs,
     Meadow Ridge
     Apartments Project, RB,
     AMT, FNMA
     5.050%, 08/01/08................ 1,185,000       1,163,741
  State Department Housing &
     Community Affairs,
     Volente Project, RB, AMT,
     FNMA
     5.000%, 07/01/08................   885,000         862,928
  Travis County, Housing
     Finance Corporation,
     Broadmoor Apartments
     Project, RB, AMT, FSA
     5.700%, 06/01/06................   725,000         730,887
  Water Resident Finance
     Authority Revenue
     Refunding, RB, AMBAC
     4.600%, 08/15/08................   485,000         454,341
  Webb County, COP, Series A,
     ETM, Asset Guaranty
     5.100%, 10/01/07................   560,000         551,488
     5.200%, 10/01/07................   585,000         583,608
     5.300%, 10/01/07................   600,000         602,208
  Willow Fork, Drain District,
     GO, AMBAC
     4.600%, 09/01/05................    80,000          77,267
     4.600%, 09/01/06................   185,000         176,651
     4.650%, 09/01/07................   320,000         303,469
     4.700%, 09/01/08................   215,000         202,777
     4.800%, 09/01/09................   310,000         292,559
     4.900%, 09/01/10................   325,000         307,346
     4.900%, 09/01/11................   390,000         364,046
                                                     ----------
                                                     31,584,927
                                                     ----------

Utah - 1.28%
  Brigham City, Special
     Assessment Bond,
     Pre-Refunded @ 102/D/
     9.000%, 08/01/00................   200,000         205,272
  Hilldale, GO
     7.500%, 12/15/03................   220,000         228,426
  Provo City, Housing
     Authority, Multi-Family
     Housing, Lookout Pointe
     Apartments, RB, GNMA
     6.000%, 07/20/08................   405,000         417,677
  State Housing Finance
     Agency, Single Family
     Mortgage, RB, AMT, FHA
     7.600%, 01/01/22................$  25,000       $   25,326
  State Housing Finance
     Agency, Sub-Single Family
     Mortgage, RB, AMBAC
     5.850%, 07/01/07................  435,000          441,825
  State Housing Finance
     Agency, Single Family
     Mortgage, RB, Series F-1,
     Class I
     5.500%, 07/01/16................  305,000          295,454
  State Housing Finance
     Agency, Single Family
     Mortgage, RB, Series A-2,
     AMT
     5.400%, 07/01/16................  685,000          653,600
  State Housing Finance
     Agency, Single Family
     Mortgage, Series A-2,
     AMT
     5.200%, 07/01/11................  350,000          339,616
  State Housing Finance
     Agency, Single Family
     Mortgage, RB, Series B-2,
     AMT
     5.250%, 07/01/11................  395,000          384,556
  State Housing Agency,
     Single Family Mortgage,
     RB, AMT
     5.400%, 07/01/20................1,640,000        1,527,791
  State Housing Finance
     Agency, Single Family
     Mortgage, RB, AMT
     5.250%, 07/01/12................  255,000          242,852
  State Housing Finance
     Agency, Single Family
     Mortgage, RB, Series A-2,
     Class III, AMT
     5.050%, 07/01/12................  480,000          454,613
  Weber County, Municipal
     Building Authority, RB,
     Asset Guaranty
     6.750%, 12/15/04................  960,000        1,012,654
                                                     ----------
                                                      6,229,662
                                                     ----------
Virginia - 1.18%
  Alexandria Redevelopment &
     Housing Authority, Multi-Family
     Housing, United Dominion-
     Parkwood Court, RB, AMT
     6.625%, 05/01/24................2,245,000        2,294,233

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                        Face
Description                            Amount          Value
-----------                            ------          -----
  Chesterfield County, Virginia,
     Industrial Development
     Authority, Multi-Family
     Housing, Winchester
     Greens, RB, Standby LOC
     5.000%, 07/01/14.............. $  170,000       $  155,581
  Chesterfield County, Virginia,
     Industrial Development
     Authority, Multi-Family
     Housing, Winchester
     Greens, RB, Standby LOC
     5.200%, 07/01/19..............    135,000          120,523
  Newport News, Industrial
     Development Authority,
     Mennowood Communities,
     RB, Series A, GNMA
     7.250%, 08/01/16..............    885,000          962,668
  Richmond, Metro
     Expressway Authority, RB,
     Partially Pre-Refunded @
     102, AMBAC/D/
     7.000%, 10/15/00..............  1,480,000        1,581,898
  State Housing Development
     Authority, Multi-Family
     Mortgage, RB, Series D
     6.800%, 11/01/09..............    600,000          624,581
                                                     ----------
                                                      5,739,484
                                                     ----------

Vermont - 0.27%
  Education & Health Building
     Finance Authority, Norwich
     University Project, RB
     4.300%, 07/01/00..............    105,000          104,870
     4.750%, 07/01/04..............    150,000          144,464
     5.000%, 07/01/06..............    275,000          263,145
     5.000%, 07/01/07..............    310,000          294,190
     5.750%, 07/01/13..............    525,000          505,259
                                                     ----------
                                                      1,311,928
                                                     ----------
Washington - 1.54%
  Grays Harbor County, Public
     Utility District Number 1,
     RB, ETM,
     5.375%, 01/01/06..............    245,000          245,970
  King County, Housing
     Authority, Multi-Family
     Mortgage, Section 8
     Assisted, RB, Series A
     7.000%, 08/01/03..............    405,000          406,661
  King County, Housing
     Authority, Multi-Family
     Mortgage, Section 8
     Assisted, RB, Series B
     7.000%, 08/01/03..............    125,000          125,510
  Seattle, Low Income
     Housing Assistance
     Authority, Kin On Project,
     RB, Series A, GNMA
     7.400%, 11/20/36               $1,132,000       $1,246,117
  Spokane, Housing Authority,
     Valley 206 Apartments,
     RB, Series A
     5.625%, 04/01/28..............    755,000          664,913
  Spokane, Housing Authority,
     Valley 206 Apartments,
     RB, Series B, LOC
     5.750%, 04/01/28..............    440,000          397,712
  State Health Care Facilities
     Authority Revenue
     Refunding, Our Lady of
     Lourdes Health, RB,
     Pre-Refunded @ 102
     7.875%, 12/01/00..............    280,000          290,754
  State Housing Finance
     Commission, Nonprofit
     Housing Revenue,
     Presbyterian Ministries,
     RB, Series A, ACA
     5.100%, 01/01/14..............    995,000          895,828
     5.300%, 01/01/19..............    840,000          732,623
  State Housing Finance
     Commision, RB,
     Series B, GNMA/FNMA
     6.900%, 07/01/16..............  1,100,000        1,102,365
  State Housing Finance
     Commision, Convention
     Deferred Interest, RB, Series
     4A, AMT, FNMA / GNMA
     0.000%, 12/01/20..............  2,440,000        1,406,514
                                                     ----------
                                                      7,514,967
                                                     ----------

West Virginia - 1.51%
  Beckley, Nursing Facility,
     Beckley Healthcare
     Corporation Project,
     RB, Standby LOC
     5.550%, 09/01/08..............    190,000          181,746
     5.700%, 09/01/09..............    150,000          141,591
  Harrison County, CMO,
     Series B, AMBAC/D/
     0.000%, 10/20/10..............  2,127,000          925,011
  Marshall County, Capital
     Appreciation, RB, MBIAA
     0.000%, 05/01/14..............  2,255,000          772,698
  Mason County, Point
     Pleasant Haven, RB, LOC
     6.200%, 12/01/05..............    635,000          625,996

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 200 (Unaudited)


                                         Face
Description                             Amount            Value
-----------                             ------            -----

 Preston County, Pollution
  Control Authority, Community-
  Monoogahela, RB, Series C
  4.500%, 03/01/03...................  $4,105,000   $  3,972,983
 Raleigh Fayette & Nicholas
  County, Series B, AMBAC/A/
  0.000%, 06/20/10...................   1,627,000        748,095
                                                    ------------
                                                       7,368,120
                                                    ------------

Wisconsin - 1.75%
 Housing & Economic
   Development Authority,
   RB, Series B, AMT
   4.950%, 09/01/09..................     305,000        290,198
 Oshkosh, Hospital Facility,
   Mercy Medical Center. RB,
   Pre-Refunded @ 100/D/
   7.375%, 07/01/07..................     180,000        197,977
 Pewaukee, Industrial
   Development Authority, Lake
   County Development Project,
   RB, AMT, LOC
   5.800%, 06/01/04..................     100,000        100,871
   5.900%, 06/01/05..................     105,000        106,152
   6.000%, 06/01/06..................     130,000        131,992
 Shell Lake, Nursing Home
   Revenue, Terraceview
   Living, RB, GNMA
   5.300%, 09/20/18..................   1,290,000      1,163,296
 State Health & Educational
   Facilities, Sister Sorrowful
   Mothers, RB, Series A,
   MBIA
   5.100%, 08/15/07..................     850,000        833,315
   5.200%, 08/15/08..................   1,260,000      1,236,299
   5.300%, 08/15/09..................     890,000        876,597
 State Health & Educational
   Facilities, Viterbo College
   Incorporated Project,
   RB, LOC
   5.250%, 02/01/04..................     110,000        109,215
   5.400%, 02/01/05..................      95,000         94,520
   5.750%, 02/01/12..................     390,000        381,498
   6.000%, 02/01/17..................     405,000        394,940
 State Health & Education
   Facility, Richland Hospital
   Inc Project, RB, Series A,
   ACA
   5.375%, 06/01/28..................   2,755,000      2,304,005
 West Bend, GO
   6.400%, 02/01/05..................     140,000        145,645
 Whitewater, Waterworks
   Systems Mortgage,RB
   7.500%, 07/01/16..................     185,000        195,608
                                                    ------------
                                                       8,562,128
                                                    ------------

Wyoming - 0.88%
   Cheyenne, Federal Mineral
     Royalty, RB
     6.200%, 06/01/09................   $ 755,000   $    776,306
   Community Development
     Authority, Single Family
     Mortgage, RB, Series B,
     AMT
     8.125%, 06/01/21................     100,000        101,816
   Community Development
     Authority, RB, Series 5,
     AMT
     5.700%, 12/01/07................     145,000        145,045
   Green River-Sweetwater
     County, Joint Powers
     Board, RB, Series B, FSA
     4.500%, 03/01/14................     765,000        759,973
Multi-Family Community
     Development Authority,
     Aspen Court Apartments
     Project, RB, Series A,
     Mandatory Put @ 100,
     AMT, LOC/B/
     4.750%, 12/01/08................   2,410,000      2,266,967
Teton County Hospital, St.
     John's, RB, ACA
     5.000%, 12/01/03................     250,000        245,803
                                                    ------------
                                                       4,295,910
                                                    ------------
Total Municipal Bonds
  (Cost $486,547,207)................                469,805,512
                                                    ------------
Tax-Exempt Asset-Backed Securities - 0.75%
    Bridlewood Village
    Apartments, Participation
    Certificate, Class A, FHA
    5.600%, 09/01/21.................   1,670,266      1,670,266
FHA Insured Trust, Series
    1996-1, Class A-3, Private
    Placement
    7.000%, 07/01/23.................   1,383,380      1,390,297
FHA Insured Trust, Series
    1996-1, Class A-2, Private
    Placement
    6.750%, 02/01/13.................     606,877        609,911
                                                    ------------
Total Tax-Exempt Asset-Backed
  Securities
    (Cost $3,661,415)                                  3,670,474
                                                    ------------
Cash Equivalent - 1.96%                    Shares
                                           ------
  Provident Institutional
    Municipal Cash Fund
    (Cost $9,552,480).................. 9,552,480      9,552,480
                                                    ------------

                       See Notes to Financial Statements
--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

Description                                    Value
-----------                                    -----
Total Investments
   (Cost $499,761,102).........   98.91%     $483,028,466

Other Assets in Excess
   of Liabilities..............    1.09%        5,315,973
                                             ------------

Total Net Assets...............  100.00%     $488,344,439
                                             ============

-------------------------------------------------------------------------------

A  Zero Coupon Security
B Mandatory Put/Tender Security. The mandatory put/tender date is shown as the maturity date on the Scedule of Investments.
C Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of April 30, 2000.
D Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
AMT  Income from security may be subject to alternative minimum tax.
CMO  Collaterized Mortgage Obligation
COP  Certificate of Participation
ETM  Escrowed to Maturity
GO   General Obligation
LOC Securities are held in connection with a letter of credit by a major commercial bank.
RB   Revenue Bond

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.

ACA             American Capital Access
AMBAC           American Municipal Bond Assurance Corporation
Asset Guaranty  Asset Guaranty
AXA             Multi-Line Insurance
BIGI            Bond Investors Guaranty Insurance
FGIC            Financial Guaranty Insurance Company
FHA             Federal Housing Administration
FNMA            Federal National Mortgage Association
FSA             Financial Security Assurance
GNMA            Government National Mortgage Association
HUD             Housing & Urban Development
MBIA            Municipal Bond Investors Assurance
QBE             Insurance Group Limited


                      See Notes to Financial Statements.
------------------------------------------------------------------------------

Fixed Income
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                         Face
Description                             Amount          Value
-----------                             ------          -----

Corporate Obligations - 33.35%
 Access Financial
  Manufacturing Housing
  Contract Trust, Series
  1995-1, Class A3
  7.100%, 05/15/21.................. $    740,000   $    728,338
 Air 2 US, 144A
  8.027%, 10/01/20..................   30,558,968     30,079,192
 Allstate Corporation
  7.200%, 12/01/09..................    1,220,000      1,143,750
 America West Airlines, 144A
  7.930%, 07/02/20..................   18,244,434     18,161,787
 American United Life
  Insurance, 144A
  7.750%, 03/30/26..................    7,525,000      6,969,324
 Archstone Community Trust
  7.200%, 04/15/03..................   24,500,000     23,775,437
 Banamex, 144A
  7.500%, 10/01/06..................   21,725,000     21,242,977
 BFC Finance, Series 1996-A
  7.375%, 12/01/17..................    7,925,000      8,041,577
 Cleveland Electric Illuminating
  7.430%, 11/01/09..................    9,250,000      8,745,366
 Colonial Realty, MTN
  7.930%, 08/09/02..................   18,375,000     17,874,428
 Columbus Southern Power, MTN
  6.550%, 06/26/08..................   14,640,000     13,799,225
 Dynex Capital
  7.875%, 07/15/02..................    2,825,000      2,713,444
 Eastern Energy
  6.750%, 12/01/06..................    9,828,000      9,153,160
 Farmers Insurance Exchange, 144A
  8.625%, 05/01/24..................    9,230,000      9,037,176
 First American Financial
  7.550%, 04/01/28..................    5,795,000      4,899,562
 Ford Motor Credit
  6.700%, 07/16/04..................    1,700,000      1,635,448
  7.375%, 10/28/09..................    2,500,000      2,422,525
 HSBC America Capital Trust, 144A
  7.808%, 12/15/26..................    9,070,000      7,893,349
 HSBC USA
  7.000%, 11/01/06..................      690,000        652,504
 Jackson National Life Insurance, 144A
  8.150%, 03/15/27..................    5,575,000      5,481,150
 Lehman Brothers Holdings
  7.750%, 01/15/05,.................    4,940,000      4,862,165
 Lumbermens Mutual Casualty, 144A
  8.450%, 12/01/97..................    3,130,000      2,616,711
 National Bank of Canada
  7.750%, 11/01/09..................      773,000        757,703
 National Westminster Bank
  7.375%, 10/01/09.................. $  1,062,000   $  1,016,844
 Norwest Corp., MTN
  6.875%, 08/08/06..................    3,424,000      3,286,602
 Ohio National Life Insurance, 144A
  8.500%, 05/15/26..................    3,725,000      3,741,934
 Paine Webber Group, MTN
  6.650%, 10/15/02..................   12,405,000     12,016,996
 Pemex Finance
  7.330%, 05/15/12..................   11,575,000     11,123,228
 Pemex Finance, 144A
  6.550%, 02/15/08..................    5,858,000      5,547,175
 Pemex Finance, Series 2A1, Class A2
  6.550%, 02/15/08..................   22,775,000     21,566,559
 PNC Funding Corporation
  6.125%, 02/15/09..................    2,945,000      2,591,893
 PP&L Capital Funding, Series MBIA
  6.790%, 11/22/04..................   25,605,000     25,051,369
 Puget Sound Energy
  6.740%, 06/15/18..................      730,000        646,854
 Raytheon, 144A
  8.200%, 03/01/06..................    6,900,000      6,885,234
  8.300%, 03/01/10..................    6,600,000      6,505,957
 Republic New York Corporation
  7.200%, 07/15/97..................    1,000,000        816,644
  9.700%, 02/01/09..................    6,160,000      6,771,343
  7.530%, 12/04/26..................    5,025,000      4,369,941
 Security Capital Industrial
  8.720%, 03/01/09..................    9,175,000      9,162,430
  7.625%, 07/01/17..................   16,485,000     14,753,679
 Summit Properties Partnership,  MTN
  6.750%, 07/30/01..................   27,500,000     26,873,467
 Union Center Life, 144A
  8.200%, 11/01/26..................    1,845,000      1,730,961
 United Mexican States
  9.875%, 01/15/07..................    7,195,000      7,392,863
 Wells Fargo Company
  7.200%, 05/01/03..................   18,655,000     18,480,389
                                                    ------------
Total Corporate Obligations
   (Cost $386,027,495)..............                 393,018,660
                                                    ------------

Asset-Backed Securities - 16.92%
 Aames Mortgage Trust,
  Series 1998-C, Class A4F
  6.268%, 01/15/27..................    9,900,000      9,393,318
 Americredit Automobile
  Receivables Trust, Series
  1999-C, Class A3
  6.840%, 10/05/03..................    7,604,000      7,568,489
  5.960%, 03/05/06..................   24,025,000     23,246,350


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                       Face
Description                           Amount         Value
  Capital Auto Receivables
     Trust, Series 2000-1,
     Class A5
     7.070%, 09/15/05............. $ 12,330,000  $ 12,327,598
  CNH Equipment Trust, Series
     2000-A, Class A4
     7.340%, 02/15/07.............      940,000       933,570
  Comed Transitional Funding
     Trust, Series 1998-1,
     Class A6
     5.630%, 06/25/09.............   15,750,000    14,319,743
  Copelco Capital Funding
     Corporation, Series
     2000-A, Class A4
     7.220%, 08/18/05.............    5,295,000     5,294,828
  Copelco Capital Funding,
     Series 1999-B, Class A4
     6.900%, 12/18/04.............    3,090,000     3,048,316
  FMAC Loan Receivables
     Trust, Series 1998-DA,
     Class A2
     6.404%, 12/15/19.............   10,000,000     9,187,500
  Green Tree Home
     Improvement Loan Trust,
     Series 1998-D, Class HIB1
     7.700%, 06/15/29.............    9,150,000     8,895,905
  Green Tree Home
     Improvement Loan Trust,
     Series 1998-E, Class HIB1
     7.790%, 12/15/23.............    3,300,000     3,185,721
  Green Tree Home
     Improvement Loan Trust,
     Series 1999-E, Class B1
     10.340%, 03/15/15............    7,240,000     7,177,446
  Heller Equipment Asset
     Receivables Trust, Series
     1999-2, Class A4
     6.790%, 03/14/07.............      595,000       582,380
  Household Automotive Trust
     III, Series 1999-1, Class A4
     6.650%, 04/17/06.............    2,975,000     2,920,349
  Lehman Home Equity Loan
     Trust, Series 1995-7,
     Class A3
     6.840%, 08/25/10.............      842,391       838,592
  MBNA Master Credit Card
     Trust, Series 1999-J,
     Class A
     7.000%, 02/15/12.............    4,350,000     4,220,718
  MMCA Automobile Trust,
     Series 1999-2, Class
     7.000%, 05/15/04.............   10,395,000    10,314,543
  Nissan Auto Receivables
     Owner Trust, Series
     2000-A, Class A4
     7.170%, 08/15/04.............    6,730,000     6,696,283
  Onyx Acceptance Auto Trust,
     Series 2000-B, Class A4
     7.380%, 08/15/05.............  $ 3,225,000   $ 3,227,999
  PP&L Transition Bond
     Company, Series 1999-1,
     Class A7
     7.050%, 06/25/09.............    1,862,000     1,823,345
  Provident Auto Lease ABS
     Trust, Series 1999-1,
     Class A2
     7.025%, 01/14/12.............   15,475,000    15,376,468
  Residential Asset Securities,
     REMIC, Series 2000-Ks1,
     Class AI6
     7.905%, 02/25/31.............    2,420,000     2,436,456
  Ryder Vehicle Lease
     Trust,Series 1999-A,
     Class A5
     7.130%, 10/15/06.............    9,500,000     9,260,980
  Sears Credit Account Master
     Trust, Series 1997-1,
     Class A
     6.200%, 07/16/07.............    2,033,000     1,987,298
  Southern Pacific Secured
     Assets, Series 1997-4,
     Class A4
     6.630%, 11/25/25.............   12,552,984    12,412,767
  Southern Pacific Secured
     Assets, Series 1998-1,
     Class A5
     6.460%, 01/25/26.............   11,854,000    11,694,801
  The Money Store Home
     Equity Trust, Series
     1997-A, Class A9
     7.235%, 05/15/28.............   10,000,000     9,805,900
  UCFC Home Equity Loan,
     Series 1994-D1, Class A4
     8.775%, 02/10/16.............    1,274,316     1,272,341
  UCFC Home Equity Loan,
     Series 1997-D, Class A-2
     6.475%, 06/15/12.............        6,865         6,847
                                                  -----------
Total Asset-Backed Securities
  (Cost $218,668,785).............                199,456,851
                                                  -----------
Mortgage-Backed Securities - 11.00%
  Associates Manufactured
     Housing, Series 1997-2,
     Class A5
     6.675%, 03/15/28.............   10,035,000     9,734,652
  Chase Mortgage Finance,
     REMIC, Series 1994-B,
     Class A1
     6.750%, 02/25/25.............      490,399       484,480

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income
--------------------------------------------------------------------------------
Schedule of Investments April 30,.2000 (Unaudited)

                                       Face
Description                           Amount         Value
  Conseco Finance
     Securitizations
     Corporation, Series
     1999-6, Class B1
     9.200%, 06/01/29.............  $ 3,180,000   $ 3,110,962
  First Union - Lehman
     Brothers Commercial
     Mortgage, CMO, Series
     1997-C1, Class A3
     7.380%, 04/18/29.............   24,215,000    23,827,633
  GE Capital Mortgage
     Services, CMO, Series
     1999-18, Class A12
     7.000%, 09/25/24.............   18,430,000    17,243,845
  GE Capital Mortgage
     Services, Inc., CMO,
     Series 1999-14, Class A8
     6.500%, 06/25/29.............    5,380,000     4,513,551
  General Electric Capital
     Mortgage Services,
     REMIC, Series 1994-10,
     Class A10
     6.500%, 03/25/24.............    2,555,650     2,387,385
  General Electric Capital
     Mortgage Services,
     REMIC, Series 1997-7,
     Class A7
     7.500%, 08/25/27.............    2,445,444     2,437,692
  Green Tree Financial
     Corporation, Series 1999-
     2, Class B1
     8.410%, 03/01/30.............    2,000,000     1,895,620
  Green Tree Financial, Series
     1994-6, Class A5
     8.250%, 01/15/20.............    4,655,000     4,686,654
  Green Tree Financial, Series
     1996-2, Class A4
     7.200%, 04/15/26.............    6,520,000     6,365,998
  Green Tree Financial, Series
     1996-5, Class A5
     7.450%, 07/15/26.............    4,145,000     4,133,643
  Green Tree Financial, Series
     1997-6, Class B1
     7.170%, 01/15/29.............    2,795,000     2,579,226
  Green Tree Financial, Series
     1998-4, Class B1
     7.260%, 04/01/30.............   10,570,000     9,616,058
  Merrill Lynch Mortgage
     Investors, Series 1990-C,
     Class B, 144A
     9.700%, 06/15/10.............    7,470,362     7,601,093
  Merrill Lynch Mortgage
     Investors, Series 1991-I,
     Class A
     7.650%, 01/15/12.............      102,941       102,675
  Merrill Lynch Mortgage
     Investors, Series 1995-C1,
     Class A
     7.075%, 05/25/15.............    $ 987,022     $ 978,603
  NYC Mortgage Loan Trust,
     Series 1996, Class A3,
     144A
     6.750%, 09/25/19.............    8,615,000     7,524,664
  Oakwood Mortgage
     Investors, Series 1996-B,
     Class A3
     7.100%, 10/15/26.............    2,150,153     2,144,326
  Oakwood Mortgage
     Investors, Series 1999-E,
     Class M2
     8.400%, 03/15/30.............    3,380,000     3,109,161
  Oakwood Mortgage
     Investors, Series 2000-A,
     Class M1
     8.300%, 04/15/30.............    1,830,000     1,822,369
  Oakwood Mortgage
     Investors, Series 2000-A,
     Class M2
     8.250%, 04/15/30.............    2,607,000     2,539,322
  Prudential Home Mortgage
     Securities, CMO, Series
     1993-27, Class A3
     7.500%, 06/25/23.............    1,006,529     1,002,986
  Prudential Home Mortgage
     Securities, REMIC, Series
     1994-12, Class A7
     6.050%, 04/25/24.............    3,724,000     2,961,176
  Prudential Home Mortgage
     Securities, REMIC, Series
     1994-17, Class A5
     6.250%, 04/25/24.............    5,310,000     4,515,783
  Residential Asset Securities,
     REMIC, Series 1998-Ks2,
     Class Ai3
     6.240%, 02/25/17.............    1,267,529     1,255,874
  Residential Funding, CMO,
     Series 1995-S15, Class A2
     7.000%, 10/25/10.............    1,100,996     1,095,733
                                                  -----------
Total Mortgage-Backed Obligations
   (Cost $139,415,320)............                129,671,164
                                                  -----------

Taxable Municipal Bond - 7.44%
  Allegheny County,
     Pennsylvania, Residential
     Finance Authority, RB,
     FHAA
     0.000% 08/01/28..............    7,025,000       774,998
  Arkansas State, Financial
     Development Authority,
     CMO, Series A, Class 4,
     FSA/A/
     0.000%, 07/10/14.............      500,000       161,795

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                        Face
Description                            Amount        Value
-----------                            ------        -----
  Atlanta, Georgia, Urban
     Residential Finance
     Authority, RB, FNMA/A/
     0.000%, 10/01/16.............. $ 5,455,000   $ 1,448,303
  Atlanta, Georgia, Urban
     Residential Finance
     Authority/A/
     0.000%, 04/01/22..............   1,053,698     1,055,015
  Baltimore, Maryland, Public
     Improvements, Series B,
     GO, FGIC
     8.100%, 10/15/10..............   1,775,000     1,824,771
     8.700%, 10/15/15..............   1,875,000     2,009,775
  Belmont, California,
     Redevelopment Agency,
     Tax Allocation Bond, MBIA
     7.550%, 08/01/11..............     895,000       880,188
  Berwyn, Illinois, GO, AMBAC
     5.375%, 11/15/10..............   1,500,000     1,423,410
  California State, Housing
     Finance Agency, Single
     Family Mortgage, Issue A-
     1, RB, AMBAC
     7.900%, 08/01/07..............   4,675,000     4,665,463
  California State, Housing
     Finance Authority, Single
     Family Mortgage,
     Mezzanine-Issue A-1, RB,
     AMBAC / FHA
     8.240%, 08/01/14..............   1,585,000     1,604,923
  Cameron County, Texas,
     Housing Finance
     Corporation, RB, Series A,
     Class 1B, FGIC
     10.210%, 09/01/10.............     750,246       744,867
  Cameron County, Texas,
     Housing Finance
     Corporation, Series A,
     Class 1C, FGIC
     10.450%, 09/01/11.............     945,000       974,106
  Chattahoochee Valley,
     Alabama, Water Supply,
     RB, Asset Guaranty
     8.600%, 10/01/07..............     200,000       210,000
  Connecticut State, Health &
     Education Authority,
     Sheriden Woods Center
     Project, RB
     7.950%, 11/01/05..............   1,755,000     1,776,938
     8.730%, 11/01/17..............   1,150,000     1,212,825
  Contra Costa County,
     California, Multi-Family
     Housing Revenue, Willow
     Pass Apartments, RB,
     Series D-T, FNMA
     6.800%, 12/01/15..............   2,425,000     2,241,985
  Dade County, Florida,
     Aviation Revenue, RB,
     Series C, AMBAC
     8.650%, 10/01/03.............. $   930,000   $   970,204
  Fulton, Missouri, GO, MBIA
     7.500%, 07/01/07..............   1,045,000     1,049,253
  Harrisburg, Pennsylvania,
     Resource Recovery
     Authority, RB, Series B,
     ETM
     6.875%, 09/01/03..............     425,000       420,950
  Idaho State, Sand Creek
     Associates Ltd
     Partnership, Multi-Family
     Housing Revenue, RB,
     Hud Section 8
     8.250%, 12/01/18..............   3,420,000     3,217,468
  Idaho State, Water Reserves
     Board, Fall River Rural
     Electric
     9.500%, 04/01/13..............   5,135,000     5,431,803
  Kanawha & Putnam County,
     West Virginia, RB,
     AMBACA
     0.000%, 12/01/16..............   1,620,000       507,206
  Lake Mills, Iowa, Investors
     Ltd, RB, Series 1995
     7.600%, 11/01/00..............     280,000       279,185
     7.600%, 11/01/01..............     360,000       355,979
     7.750%, 11/01/02..............     385,000       378,963
     7.850%, 11/01/03..............     410,000       402,202
     7.850%, 11/01/04..............     410,000       400,144
     7.900%, 11/01/05..............     450,000       438,156
     8.000%, 11/01/06..............     590,000       573,622
     8.000%, 11/01/07..............     610,000       588,016
  Long Beach, California, RB,
     Series A
     9.500%, 01/01/23..............   5,100,000     5,103,315
  Manatee County, Florida,
     Housing Finance Authority,
     RB, GNMA
     7.300%, 11/01/12..............   1,020,000     1,009,871
  Mississippi State, Residual
     Home Corporation, RB,
     FHAA
     0.000%, 12/01/12..............   3,710,000     1,478,287
  Mississippi State, Single
     Family Home Corporation,
     RB, Series D, Class 3,
     GNMA / FNMA
     7.750%, 07/01/24..............   2,591,664     2,601,875
  Nevada Housing Division,
     Multi " Unit Housing, RB,
     Series A, Bank N.A.
     5.550%, 10/01/28..............   3,660,000     3,312,190

                      See Notes to.Financial Statements.
--------------------------------------------------------------------------------

Fixed Income
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                        Face
Description                            Amount        Value
  New Hampshire Higher
     Education & Health
     Facilities, RB, AMBAC
     5.150%, 07/01/29.............. $ 2,120,000   $ 1,864,307
  New Mexico State,
     Mortgage Finance
     Authority, Single Family
     Mortgage Program, RB,
     GNMA / FNMA / FHLMC
     7.430%, 07/01/29..............   3,220,000     3,227,631
  New Orleans, Louisiana,
     Home Mortgage Authority,
     Single Family Mortgage,
     RB, Series A, MBIA/A/
     0.000%, 10/01/15..............   2,060,000       509,623
  New York City, New York,
     GO, Pre-Refunded @
     102/A,B/
     0.000%, 11/15/01..............     240,000       219,149
  New York City, New York,
     GO, Series F, Pre-
     Refunded @ 102/B/
     10.500%, 11/15/01.............     575,000       612,841
  New York City, New York,
     Industrial Development
     Agency, Civic Facilities
     Revenue, RB, Series B,
     MBIA
     8.100%, 09/01/06..............   1,450,000     1,477,159
  New York State, Housing
     Finance Agency, Multi-
     Family Housing, RB, FHA
     8.110%, 11/15/38..............   2,965,000     2,951,124
  North Miami, Florida,
     Pension Funding Project,
     RB, FSA
     6.850%, 07/01/05..............     255,000       250,305
     7.000%, 01/01/08..............     165,000       159,761
  Oklahoma City, Oklahoma,
     Airport Trust, RB, 17Th
     Series
     8.300%, 10/01/12..............   1,000,000     1,023,570
  Oklahoma City, Oklahoma,
     Airport Trusts, Federal
     Bureau Prisons Project, RB
     9.800%, 11/01/14..............   2,650,000     2,971,260
  Oklahoma County,
     Oklahoma, Single Family
     Home Finance Authority,
     RB, Series B/A/
     0.000%, 07/01/12..............   3,450,000     1,090,994
  Panhandle, Texas, Regional
     Housing Finance
     Corporation, Single Family
     Mortgage Revenue,
     RB/A/
     0.000%, 10/01/11.............. $ 1,215,000   $   451,749
  Philadelphia, Pennsylvania,
     Hospitals & Higher
     Education Facilities, RB
     5.125%, 05/15/18..............   2,000,000     1,794,400
     5.125%, 05/15/21..............   2,000,000     1,755,480
  Pima & Maricopa Counties,
     Arizona, Industrial
     Development Authority,
     Bulk Sale Program, RB,
     FNMA
     6.500%, 01/01/06..............     485,000       476,551
  Sedwick & Shawnee
     Counties, Kansas, Single
     Family Revenue, Mortgage
     Backed Second Program,
     RB, Series A-3, GNMA
     6.520%, 12/01/12..............   3,695,000     3,656,018
     8.375%, 06/01/18..............   5,940,000     6,051,197
  Southwestern Illinois,
     Development Authority,
     Solid Waste Disposal, RB
     6.900%, 02/01/03..............     545,000       536,656
  Southwestern Illinois,
     Developmental Sports
     Authority, Gateway
     International Motorsports,
     RB
     9.200%, 02/01/13..............   2,250,000     2,452,703
     9.250%, 02/01/17..............   2,000,000     2,214,780
  Tarrant County, Texas,
     Housing Finance
     Corporation, RB, MBIA
     6.650%, 07/15/16..............     295,000       291,318
  Utah State, Housing Finance
     Agency, Single Family
     Mortgage, Series D-1, RB,
     FHA
     9.850%, 07/01/10..............     120,000       121,017
                                                  -----------
Total Taxable Municipal Bonds
  (Cost $88,578,629)...............                87,687,644
                                                  -----------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                       Face
Description                           Amount        Value
-----------                           ------        -----
U.S. Government Agency
Mortgage-Backed Obligations - 15.72%
  Federal Home Loan
     Mortgage Corporation,
     CMO, Series 2071,
     Class EV
     6.500%, 04/15/09............  $ 5,283,913   $ 5,077,664
  Federal Home Loan
     Mortgage Corporation,
     Gold, Pool C00742
     6.500%, 04/01/29............   24,221,609    22,638,717
  Federal Home Loan
     Mortgage Corporation,
     Gold, Pool C00785
     6.500%, 06/01/29............    2,729,176     2,550,824
  Federal Home Loan
     Mortgage Corporation,
     Gold, Pool C29108
     6.500%, 07/01/29............   13,902,353    12,993,828
  Federal Home Loan
     Mortgage Corporation,
     Gold, Pool C31226
     6.500%, 09/01/29............      142,943       133,602
  Federal Home Loan
     Mortgage Corporation,
     REMIC, Series 1496,
     Class KB
     6.500%, 05/15/08............    1,955,000     1,843,370
  Federal Home Loan
     Mortgage Corporation,
     REMIC, Series 1562,
     Class J
     7.000%, 05/15/10............    9,650,000     9,333,799
  Federal Home Loan
     Mortgage Corporation,
     REMIC, Series 1633,
     Class PE
     5.750%, 10/15/17............      471,693       468,957
  Federal Home Loan
     Mortgage Corporation,
     REMIC, Series 2136,
     Class BD
     6.500%, 12/15/26............    9,316,108     8,811,920
  Federal National Mortgage
     Association, CMO, Series
     1998-36, Class J
     6.000%, 07/18/28............   14,385,000    12,695,521
  Federal National Mortgage
     Association, CMO, Series
     1998-46, Class GV
     6.500%, 05/18/09............    9,983,040     9,451,207
  Federal National Mortgage
     Association, Pool
     #251985
     6.500%, 10/01/28............    5,774,296     5,394,443
  Federal National Mortgage
     Association, Pool
     #303387
     8.000%, 07/01/02............  $   533,690   $   535,241
  Federal National Mortgage
     Association, Pool
     #323692
     6.000%, 05/01/29............    5,727,392     5,193,011
  Federal National Mortgage
     Association, Pool
     #419597
     6.000%, 08/01/28............      668,259       605,909
  Federal National Mortgage
     Association, Pool
     #443869
     6.500%, 09/01/28............    7,742,484     7,233,157
  Federal National Mortgage
     Association, Pool 481445
     6.000%, 01/01/29............   12,370,830    11,216,599
  Federal National Mortgage
     Association, REMIC,
     Series 1994-92, Class DE
     7.500%, 07/25/07............    5,837,556     5,737,967
  Federal National Mortgage
     Association, REMIC,
     Series 1995-2, Class H
     8.500%, 06/25/10............   16,945,000    17,088,787
  Federal National Mortgage
     Association, REMIC,
     Series 1997-W2, Class A3
     6.575%, 11/25/27............    2,000,000     1,971,120
  Federal National Mortgage
     Association, REMIC,
     Series G92-39, Class Q
     7.000%, 03/25/01............    1,114,779     1,110,119
  Federal National Mortgage
     Association, REMIC,
     Series G93-31, Class G
     7.000%, 01/25/03............    2,429,369     2,417,659
  Federal National Mortgage
     Association, Series 1995-
     M2, Class C
     6.800%, 05/25/28............      858,223       846,122
  Federal National Mortgage
     Association, Series 1997-
     M2, Class B
     7.350%, 02/17/08............   14,089,063    14,009,037
  Government National
     Mortgage Association,
     CMO, Series 1999-4,
     Class VA
     6.000%, 12/20/09............   22,940,466    21,128,332
  Government National
     Mortgage Association,
     Pool #462682
     6.500%, 04/15/28............    4,637,158     4,350,188


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                        Face
Description                            Amount        Value
-----------                            ------        -----
  Government National
     Mortgage Association,
     Pool #464272
     6.500%, 10/15/28................ $ 423,552   $       397,342
                                                  ---------------
Total U.S. Government Agency
  Mortgage-Backed Obligations
  (Cost $192,514,569)................                 185,234,442
                                                  ---------------

U.S. Treasury Obligations - 13.69%
  U.S Treasury Bond
     8.125%, 08/15/19................83,834,000       100,679,436
  U.S. Treasury Notes
     5.500%, 05/31/03................ 2,655,000         2,572,863
     7.875%, 11/15/04................29,947,000        31,435,007
     7.000%, 07/15/06................ 4,440,000         4,542,675
     6.000%, 08/15/09................22,671,000        22,125,490
                                                  ---------------
Total U.S. Treasury Obligations
  (Cost $159,945,472)................                 161,355,471
                                                  ---------------

Cash Equivalent - 0.74%..............    Shares
                                         ------
     SEI Daily Income Trust
     Government II
     (Cost $8,755,823)............... 8,755,823         8,755,823
                                                  ---------------

Total Investments
  (Cost $1,193,906,093)..............     98.86%    1,165,180,056
                                                  ---------------

Other Assets in Excess of
  Liabilities........................      1.14%       13,432,627
                                       --------   ---------------

Total Net Assets.....................    100.00%  $ 1,178,612,683
                                       ========   ===============


--------------------------------------------------------------------------------
/A/ Zero Coupon Bond
/B/ Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
CMO     Collaterized Mortgage Obligation
ETM     Escrowed to Maturity
GO      General Obligation
MTN     Medium Term Note
RB      Revenue Bond
REMIC   Real Estate Mortgage Investment Conduit

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments
AMBAC   American Municipal Bond Assurance Corporation
FGIC    Financial Guaranty Insurance Company
FHA     Federal Housing Administration
FNMA    Federal National Mortgage Association
FSA     Financial Security Assurance
GNMA    Government National Mortgage Association
MBIA    Municipal Bond Investors Assurance

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                         Face
Description                             Amount            Value
-----------                             ------            -----
Municipal Bonds - 97.67%
Alabama - 0.02%
  Hartselle Medical Clinic,
     Hospital Clinic America,
     Board Hospital RB, ETM
     6.250%, 10/01/02............... $   15,000    $   15,273
                                                   ----------

Alaska - 0.19%
  Valdez, Marine Terminal
     Revenue, ARCO Pipe
     Line Company Project,
     RB, Pre-Refunded
     @ 100/D/
     6.000%, 08/01/03...............    175,000       179,522
                                                   ----------

Arizona - 1.18%
  Maricopa County, Hospital
     Revenue Authority, RB,
     Phoenix Baptist Hospital
     & Medical Center, ETM
     7.125%, 10/01/02...............    135,000       138,660
  Maricopa County, Hospital
     Revenue Authority,
     Samaritan Health
     Services, RB, ETM
     6.750%, 01/01/04...............    110,000       113,548
  Maricopa County, Hospital
     Revenue Authority,
     Sun Health Corp., RB, ETM
     7.875%, 04/01/02...............    230,000       238,977
  Maricopa County, Industrial
     Development Authority,
     Lutheran Hospital &
     Homes, RB, ETM
     6.750%, 12/01/03...............    235,000       241,296
  Phoenix, Industrial
     Development Authority,
     Single Family Mortgage
     Revenue, RB, Series
     D, FGIC, GIC
     4.200% 06/01/02................    400,000       393,983
                                                   ----------
                                                    1,126,464
                                                   ----------

Arkansas - 3.65%
  Crosett, Industrial
     Development Authority,
     Georgia Pacific Project,
     RB, Pre-Refunded
     @ 100/D/
     6.000%, 06/01/01...............    415,000       420,080
  Little Rock, Residential
     Housing & Public Facility
     Board, RB, Series B/A/
     0.000%, 07/15/11...............    515,000       243,775
  Mississippi County, Hospital
     Revenue, RB, AMBAC,
     ETM
     7.250%, 11/01/02............... $   80,000    $   82,701
  Rogers Ark, Residential
     Housing Facility Board,
     Innisfree Apartment
     Project, RB, Mandatory
     Put @ 100 LOC/B/
     4.875%, 05/01/03...............  1,000,000       983,560
  Rogers Ark, Sales & Use
     Tax Revenue, RB,
     Series 1996
     5.000%, 11/01/15...............    640,000       636,992
  Arkansas State,
     Development Finance
     Authority, Multi-Family
     Housing, RB, Series I,
     AMT, GIC
     4.500%, 10/25/00...............  1,100,000     1,099,725
                                                   ----------
                                                    3,466,833
                                                   ----------

California - 0.90%
ABAG Finance Authority
     For The Non-Profit Co.,
     American Baptist Homes,
     Series A, COP
     5.500%, 10/01/07...............    350,000       331,849
  Brea, Public Finance
     Revenue Authority,
     Pre-Refunded @ 102,
     MBIA/D/
     7.000%, 08/01/01...............    120,000       125,786
  Fairfield, COP, Pre-Refunded
     @ 100/D/
     10.750%, 08/01/00..............     20,000        20,324
  Los Angeles, Housing
     Authority, Multi-Family
     Housing, The Palm
     Apartments, RB,
     Series E, AMT FNMA
     4.200%, 07/01/00...............     85,000        84,892
     4.300%, 01/01/01...............     35,000        34,846
  Los Angeles, Public Facility
     Corporation, RB, ETM
     5.400%, 08/01/07...............     80,000        81,285
  Santa Clara County, Housing
     Authority, Amberwood
     Apartments Project, RB,
     Series C, FNMA
     4.750%, 10/01/07...............    180,000       174,517
                                                   ----------
                                                      853,499
                                                   ----------


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                        Face
Description                            Amount          Value
-----------                            ------          -----
Colorado - 1.13%
  El Paso County, Colonial
     Multi-Family Mortgage
     Revenue, Cottonwood
     Terrace Project, RB,
     GNMA
     5.250%, 09/20/03.............   $   20,000      $   20,067
  El Paso County, Colonial
     Residual Revenue,
     RB, Series C, AMT/A/
     0.000%, 07/10/14.............    1,000,000         342,850
  Housing & Finance
     Authority, Single Family
     Housing Program, RB,
     AMT, Series E
     6.250%, 12/01/09.............       45,000          45,077
  Housing Finance Authority,
     Single Family Program,
     Series B, RB
     4.625%, 11/01/05.............       30,000          29,271
  Logan County, Single Family
     Mortgage, RB, Series A
     8.500%, 11/01/11.............       55,000          57,736
  Student Obligation Board
     Authority, Series C, RB,
     AMT
     6.900%, 09/01/01.............      565,000         580,978
                                                     ----------
                                                      1,075,979
                                                     ----------

Connecticut - 0.43%
  Health & Educational
     Facilities, Lutheran
     General Health Care
     System, RB, ETM
     7.250%, 07/01/04.............       60,000          62,579
  State Housing Finance
     Authority, Housing
     Mortgage Finance
     Program, RB,
     Series B
     7.000%, 11/15/02.............      150,000         152,985
  State, GO
     5.250%, 07/01/02.............      195,000         195,069
                                                     ----------
                                                        410,633
                                                     ----------

Delaware -  0.21%
  Delaware State, Health
     Facilities Authority, Beebe
     Medical Center, RB
     5.800%, 06/01/01.............      180,000         178,902
  Dover, Water & Sewer
     Revenue, RB, Series
     B, MBIA
     7.200%, 07/01/01.............       20,000          20,043
                                                     ----------
                                                        198,945
                                                     ----------

Florida - 5.42%
  Alachua County Health
     Facility Authority, Shands
     Teaching Hospital &
     Clinics Inc., RB, ETM
     7.000%, 12/01/01.............   $  210,000      $  215,555
  Dade County, Housing
     Finance Authority, Single
     Family Mortgage
     Revenue, RB, Series B-1,
     AMT, FNMA / GNMA
     6.100%, 04/01/27.............    3,223,492       3,260,433
  Fort Meyers, Improvement
     Revenue Authority,
     Special Assessment, Pre-
     Refunded @ 100/D/
     7.050%, 07/01/03.............      275,000         291,170
  Gainesville, Utility Systems
     Revenue, RB, ETM
     6.200%, 10/01/02.............    1,000,000       1,012,950
  Lee County, Justice Center
     Complex, RB, Series A,
     ETM, MBIA
     10.750%, 01/01/01............        5,000           5,184
  Orange County, Housing
     Authority, RB, CMO,
     Series A, AMT, GNMA
     7.250%, 09/01/11.............       50,000          51,319
  Putnam County,
     Development Authority,
     Pollution Control
     Revenue, Hudson Pulp &
     Paper Corporation Project,
     RB
     7.250%, 05/01/02.............      310,000         314,030
                                                     ----------
                                                      5,150,641
                                                     ----------

Georgia - 0.78%
  Canton, Multi-Family
     Housing Authority,
     Canterbury Ridge
     Apartments Project, RB,
     FNMA, AMT
     4.900%, 03/01/08.............      500,000         481,985
  Clarke County, Hospital
     Authority, RB, MBIA,
     ETM
     9.750%, 01/01/02.............       85,000          89,734
  Cobb County, Kennestone
     Hospital Authority,RB,
     MBIA, ETM
     10.250%, 02/01/02............       30,000          31,840

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30,.2000 (Unaudited)

                                        Face
Description                            Amount          Value
-----------                            ------          -----
  Crisp County, Industrial
     Development Authority,
     Cobis Products Company,
     RB, ETM
     6.300%, 07/01/02.............   $  134,000      $  135,039
                                                     ----------
                                                        738,598
                                                     ----------

Idaho - 0.76%
  Boise City, Industrial
     Development
     Corporation, Western
     Trailer Company Project,
     RB, AMT, LOC
     4.750%, 12/15/02.............      650,000         634,914
  Idaho Falls Electric, RB,
     ETM
     8.750%, 04/01/01.............        5,000           5,177
  State Housing Agency,
     Single Family Mortgage,
     RB, Series C-1
     7.650%, 07/01/10.............       85,000          86,464
                                                     ----------
                                                        726,555
                                                     ----------

Illinois - 11.99%
  Chicago, School Finance
     Authority,GO, Series B,
     MBIA
     7.500%, 06/01/00.............       65,000          65,181
  Dupage County, Water &
     Sewer, RB, MBIA, ETM
     10.500%, 01/01/02............      275,000         292,358
  Health Facilities Authority,
     Evangelical Hospital
     Association Project, RB,
     ETM
     6.600%, 10/01/03.............      170,000         174,667
  Health Facilities Authority
     Revenue, Macneal
     Memorial Hospital
     Association Project, RB,
     Pre-Refunded @ 100/D/
     6.600%, 08/01/01.............       95,000          96,901
  Health Facilities Authority
     Revenue, Midwest Group
     Ltd., RB, ACA
     5.375%, 11/15/08.............    3,300,000       3,263,403
  Health Facilities Revenue
     Authority, Community
     Hospital Of Ottawa
     Project, RB
     6.750%, 08/15/14.............      300,000         303,942
  Health Facilities Authority
     Revenue, RB, Series A,
     FSA
     7.600%, 08/15/00.............    1,350,000       1,387,409
  Health Facilities Authority
     Revenue, RB, Pre-
     Refunded @ 102
     9.000%, 10/01/02.............   $  655,000      $  725,642
  Homewood, CTFS, GO,
     MBIA
     5.700%, 12/01/01.............       20,000          20,229
  Palatine County, Multi-family
     Housing, Clover Ridge
     East Apartments, RB,
     Mandatory Put @ 100,
     LOC/B/,/C/
     4.750%, 12/15/02.............      500,000         492,220
  Palatine County, Tax
     Increment Revenue,
     Dundee Road
     Redevelopment Project,
     Tax Allocation Bond,
     AMBAC
     5.250%, 01/01/17.............    1,000,000         973,070
  Pittsburgh, Urban
     Redevelopment Authority,
     Hazlewood Project, RB,
     MBIA/FHA
     5.400%, 01/01/22.............       60,000          54,847
  State Housing Development
     Authority, Home Owner
     Mortgage, RB, Series A-1
     5.250%, 08/01/00.............       45,000          45,037
  State Toll Highway
     Authority, RB, Pre-
     Refunded @ 100/D/
     6.750%, 01/01/06.............      195,000         204,662
  St. Clair County,
     COP, MBIA
     8.000%, 12/01/01.............      230,000         241,117
  St. Clair County, Public
     Building, GO,
     ETM, MBIA
     8.000%, 12/01/05.............      500,000         503,070
  Urbana, Residential
     Mortgage Revenue,
     RB, ETM
     7.300%, 09/01/06.............    2,455,000       2,561,276
                                                     ----------
                                                     11,405,031
                                                     ----------

Indiana - 0.53%
  Health Facilities Financing
     Authority, Hancock
     Memorial Hospital
     Project, RB, Pre-Refunded
     @ 102/D/
     8.300%, 08/15/00.............      195,000         200,971

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond
-------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                             Face
Description                                 Amount           Value
-----------                                 ------           -----
  La Porte, Economic
     Development Agency,
     RB, FGIC, ETM
     7.375%, 06/01/01 ..............     $   70,000       $   71,261
  Reid Memorial Hospital Inc.,
     RB, ETM
     6.250%, 05/01/00                       125,000          125,018
  Vigo County, Hospital
     Authority, RB, ETM
     6.875%, 04/01/04 ..............        100,000          103,650
                                                          ----------
                                                             500,900
                                                          ----------


Iowa - 3.88%
  Des Moines, Hospital
     Revenue Authority,
     Fairview Community,
     Lutheran Hospital, MBIA,
     ETM
     9.500%, 11/15/02 ..............      1,135,000        1,207,992
  Dubuque, Hospital Facilities,
     Finley Hospital Project,
     RB, ETM
     6.875%, 01/01/12 ..............      2,275,000        2,390,798
  Muscatine, Electric
     Revenue, RB, ETM
     6.500%, 01/01/04 ..............         90,000           92,588
                                                          ----------
                                                           3,691,378
                                                          ----------
Kansas - 1.14%
  Saline County, Single Family
     Mortgage, RB, Series A
     9.500%, 10/01/11 ..............         40,000           40,857
  Sedgwick & Shawnee
     County, Single Family
     Mortgage-Backed
     Securities Programs,
     RB, AMT, GNMA
     4.700%, 12/01/08 ..............        810,000          795,712
  Wichita, Hospital Revenue,
     RB, ETM
     6.000%, 07/01/04 ..............         40,000           40,594
     7.000%, 03/01/06 ..............         45,000           47,246
  Wichita, Hospital Revenue,
     Wesley Medical Center,
     RB, MBIA, ETM
     10.000%, 04/01/02 .............        150,000          160,394
                                                          ----------
                                                           1,084,803
Kentucky - 1.22%                                          ----------
  Campbell & Kenton
     Counties, Sanitation
     District Revenue
     Authority, RB, ETM
     6.375%, 08/01/03 ..............        225,000          227,988
  Kentucky State, Pollution
     Abatement, Authority
     Revenue, RB, ETM
     5.900%, 08/01/03 ..............     $   40,000       $   40,780
  Rural Economic
     Development Authority,
     RB, Optional Put @ 100,
     AMT, LOC
     6.750%, 12/01/04 ..............        915,000          892,884
                                                          ----------
                                                           1,161,444
Louisiana - 1.94%                                         ----------
  East Baton Rouge Parish
     Hospital, RB, ETM
     6.200%, 10/01/02 ..............         45,000           45,780
  Public Facilities Revenue
     Authority, RB, Series A-
     6.200%, 03/01/01                     1,325,000        1,342,967
  State Health Education
     Authority, Alton Ochsner
     Medical Foundation
     Issue-A, RB, ETM
     8.750%, 05/01/05 ..............        420,000          453,785
                                                          ----------
                                                           1,842,532
                                                          ----------
Massachusetts - 1.73%
  Boston City Hospital, FHA
     Insured, Series A, RB,

     Pre-Refunded @ 100 &
     102, FHA/D/
     7.625%, 08/15/00 ..............        170,000          174,391
  Boston City Hospital, FHA
     Insured, Series A, RB,
     Pre-Refunded @ 100 &
     102, FHA/D/
     7.650%, 08/15/00 ..............        271,250          279,157
  State Development Finance
     Agency, Curry College,
     Series A, RB, ACA
     4.100%, 03/01/04 ..............        175,000          163,889
  State Health & Educational
     Facilities Authority,
     Community Health
     Center, RB, Series B,
     Mandatory Put @ 100,
     LOC/B/
     5.500%, 05/15/01 ..............        900,000          893,493
State Industrial Finance
     Agency, Ames Safety
     Envelope Company,
     RB, Mandatory Put @
     100, AMT/B/
     5.350%, 09/01/00 ..............        130,000          130,206
                                                          ----------
                                                           1,641,136
                                                          ----------


                       See Notes to Financial Statements
-------------------------------------------------------------------------------

Short-Term Municipal Bond
-------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                              Face
Description                                  Amount               Value
-----------                                  ------               -----
 Maine - 1.87%
   Bucksport, Solid Waste
     Disposal Revenue,
     Champ International
     Corporation Project, RB
     6.250%, 05/01/10 ...............     $   395,000          $   398,192
   Finance Revenue Authority,
     Electronic Rate
     Stabilization, RB,
     AMT, FSA
     5.200%, 07/01/18 ...............        1,515,000             1,376,862
                                                                 -----------
                                                                   1,775,054
                                                                 -----------
 Maryland - 0.18%
   Annapolis, Economic
     Development, Saint
     John's College
     Facility, RB
     4.600%, 10/01/02 ...............          175,000               171,540
                                                                 -----------

 Michigan - 1.74%
   Building Revenue Authority,
     Ionia Maximum Prison,
     RB, Series II, ETM
     7.250%, 09/01/00 ...............           15,000                15,111
   Detroit, Water Supply
     System, RB, ETM
     8.875%, 01/01/05 ...............          870,000               949,275
   Home Corporation, Single
     Family Revenue, Series
     A, FNMA / GNMA
     4.800%, 06/01/19 ...............          460,000               452,024
   Kalamazoo, Hospital Finance
     Authority, RB, ETM
     7.000%, 07/01/01 ...............          215,000               218,137
   State Building Authority,
     RB, Series II, ETM, MBIA
     7.400%, 04/01/01 ...............           15,000                15,278
                                                                 -----------
                                                                   1,649,825
                                                                 -----------
 Minnesota - 1.51%
   Fridley, Communal
     Development Revenue,
     Fridley Bus Plaza, RB,
     Mandatory
     Put @ 100, AMT, LOC/B/
     5.375%, 09/01/01 ...............       1,145,000            1,146,419
   St. Paul, Science Museum,
     COP, ETM
     7.500%, 12/15/01 ...............         282,590              289,722
                                                               -----------
                                                                 1,436,141
                                                               -----------
Mississippi - 2.61%
  Corinth & Alcorn County,
     Magnolia Regional Health
     Center, Series A, RB
     4.750%, 10/01/03 ...............     $ 1,000,000          $   963,860
  Gulfport, Hospital Facility
     Revenue, Memorial
     Hospital at Gulfport,
     RB, ETM
     6.250%, 07/01/02 ...............         165,000              167,460
  Higher Educational
     Authority, RB, Series B
     6.100%, 07/01/01 ...............         350,000              354,456
  Jackson, Housing Authority,
     Multifamily, Arbor Peak
     Apartment Project, RB,
     Mandatory Put @ 100,
     AMT, LOC/B/
     5.050%, 12/01/01 ...............       1,000,000              993,690
                                                               -----------
                                                                 2,479,466
                                                               -----------

Missouri - 3.07%
  Freeman Hospital, RB, ETM
     6.750%, 08/01/03 ...............          95,000               97,747
  Neosho, Water Systems
     Revenue, RB
     5.875%, 02/01/01 ...............         100,000              101,022
     5.875%, 02/01/02 ...............         105,000              106,613
     5.875%, 02/01/03                         115,000              117,315
  Saint Louis County, Single
     Family Mortgage,
     RB, AMBAC
     9.250%, 10/01/16 ...............          25,000               25,207
  Saint Louis, Airport
     Revenue, RB, ETM
     12.100%, 07/01/01 ..............          45,000               48,776
  State Housing
     Development, Single
     Family Mortgage,
     RB, AMT, GNMA
     6.625%, 12/01/17 ...............         280,000              284,827
  St. Louis, Land Clearance
     Redevelopment Authority,
     RB, Pre-Refunded @ 102/D/
     7.750%, 01/01/01                       2,065,000            2,139,629
                                                               -----------
                                                                 2,921,136
                                                               -----------
Montana - 1.82%
  State Higher Education
     Assistance, RB,
     Series C AMT
     5.950%, 12/01/12 ...............        1,715,000           1,732,081
                                                               -----------


                       See Notes to Financial Statements
-------------------------------------------------------------------------------

Short-Term Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)
                                          Face
Description                              Amount         Value
-----------                              ------         -----

Nebraska - 3.26%
 Buffalo County, Hospital
  Authority, Good Samaritan
  Hospital Project,
  RB,  ETM
  7.400%, 11/01/00................   $      5,000    $     5,076
 Clay County, Industrial
  Development Revenue,
  Hybrids Cooperative
  Project, RB, AMT, LOC
  4.750%, 03/15/09................      1,000,000        914,520
 Douglas County, Hospital
  Authority, Immanuel
  Medical Center, RB, ETM
  6.250%, 10/01/00................         65,000         65,462
 Nebhelp Incorporated,
  Student Loan Program,
  RB, MBIA, AMT
  5.875%, 06/01/14................      1,690,000      1,693,548
 Scotts Bluff County, Hospital
  Authority, West Nebraska
  General Hospital Project,
  RB, MBIA, ETM
  6.850%, 10/01/00................        335,000        338,534
 State Investment Finance
  Authority, Single Family
  Mortgage, RB, AMT, GNMA
  7.500%, 03/15/15................         80,000         81,362
                                                    ------------
                                                       3,098,502
                                                    ------------

Nevada - 0.14%
 State Housing Division,
  Multi Unit Housing
  Revenue, RB,
  Issue A, AMT, FNMA
  6.450%, 10/01/04................         35,000         36,013
 State, Municipal Bond Bank
  Project #18 & 19,
  GO, ETM
  8.300%, 09/01/00................        100,000        101,310
                                                    ------------
                                                         137,323
                                                    ------------

New Hampshire - 0.27%
 Housing Finance Authority,
  Single Family Housing,
  RB, Series B
  7.55%, 07/01/09.................         50,000         50,806
 State, Housing Finance
  Authority, RB, AMT, LOC/C/
  6.125%, 01/01/18................        205,000        205,226
                                                    ------------
                                                         256,032
                                                    ------------

New Jersey - 9.48%
 Economic Development
  Authority, Reformed
  Church Ministries
  4.950%, 12/01/28................      2,220,000      2,148,716
 Educational Facilities Authority
  Centenary College
  5.000%, 04/30/02................   $    420,000   $    417,370
 Health Care Facilities,
  Financing Authority
  Revenue Refunding, RB,
  Pre-Refunded @ 102, FHA
  6.800%, 02/01/01................      2,000,000      2,074,220
 Health Care Facilities,
  Muhlenberg REGL-B,
  RB, MBIA
  8.000%, 07/01/18................        850,000        854,616
 Health Care Facilities, Saint
  Elizabeth Hospital, RB,
  Pre-Refunded @ 102/D/
  8.250%, 07/01/00................        245,000        251,326
 State Educational Facilities,
  Fairleigh Dickinson
  University, RB, Series C,
  ETM
  7.750%, 07/01/01................      1,110,000      1,132,478
 State Turnpike Authority
  RB, ETM
  10.375%, 01/01/03...............      1,945,000      2,118,377
 State Turnpike Authority,
  RB, ETM, MBIA
  10.375%, 01/01/03...............         15,000         16,243
                                                    ------------
                                                       9,013,346
                                                    ------------

New Mexico - 1.00%
 Albuquerque, CMO, Class
  B-2, FGIC/A/
  0.000%, 05/15/11................      1,288,000        572,013
 Clovis, Hospital Revenue,
  RB, ETM
  7.375%, 08/01/03................         90,000         93,595
 Taos County, Local Hospital
  Gross, RB, Series B,
  Asset Guaranty
  5.000%, 05/15/02................        285,000        284,225
                                                    ------------
                                                         949,833
                                                    ------------

New York - 1.45%
 Battery Park City, New York
  Revenue Authority, RB,
  Series B
  5.200%, 11/01/23................        620,000        615,127
 Onondaga County, Industrial
  Development Agency,
  Lemoyne College Project,
  RB, Series A
  5.000%, 03/01/03................        190,000        186,443
 State Dormitory Authority
  Revenues, Capital
  Appreciation, RB, Series
  C, FSA/A/
  0.000%, 07/01/04................        340,000        269,087

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)
                                          Face
Description                              Amount         Value
-----------                              ------         -----

 Yates County, Industrial
  Development Agency,
  Soldiers & Sailors
  Memorial Hospital, RB,
  Series A, FHA
  5.000%, 02/01/09................   $    320,000   $    311,350
                                                    ------------
                                                       1,382,007
                                                    ------------

North Carolina - 0.32%
 Medical Care Community
  Hospital, Duke University
  Hospital Project, RB, ETM
  6.700%, 07/01/03................        293,000        301,485
                                                    ------------

North Dakota - 0.16%
 Minot, Health Care Facilities,
  RB, ETM
  6.500%, 09/01/07................        150,000        155,471
                                                    ------------

Ohio - 2.92%
 Barberton Hospital
  Improvement Revenue,
  RB, ETM
  6.500%, 07/15/00................         15,000         15,061
 Elyria, Hospital Revenue,
  RB, ETM
  6.800%, 04/01/03................        220,000        226,589
 Hamilton County Hospital
  Facilities, Saint Francis -
  Saint Georges Hospital
  Inc., RB, ETM
  7.625%, 02/15/01................         40,000         40,889
 Housing Finance Agency,
  Single Family Mortgage,
  RB, Series A, BIGI
  5.750%, 04/01/16................        305,000        305,000
 Lucas County Hospital,
  Riverside Hospital Project,
  RB, ETM
  6.950%, 08/01/04................         35,000         36,441
 Lucas County, Mercy
  Hospital Project, RB, ETM
  6.000%, 09/01/04................        175,000        178,579
 Mason, Health Care
  Facilities, MCV Health
  Care Facilities Project,
  RB, GNMA
  5.250%, 02/20/20................         45,000         40,536
 Middletown, Improvement
  Revenue, RB, ETM
  6.375%, 04/01/06................         20,000         20,702
 Stark County, Hospital
  Revenue Authority,
  RB, ETM
  6.875%, 12/01/06................      1,240,000      1,295,130
 State Capital Housing
  Corporation, Section 8
  Assisted, RB, MBIA
  4.500%, 01/01/03................   $    625,000   $    616,000
                                                    ------------
                                                       2,774,927
                                                    ------------

Oklahoma - 2.03%
 Bryan County, Economic
  Development Revenue
  Authority, Single Family
  Mortgage, RB, Series A
  8.600%, 07/01/10................         70,000         71,546
 Oklahoma City, Hospital,
  RB, ETM
  6.400%, 02/01/05................        280,000        287,843
 Ponca City, Hospital
  Revenue Authority,
  RB, ETM
  7.625%, 04/01/03................        200,000        207,588
 State Industrial Authority,
  Baptist Medical Center,
  RB, ETM
  7.000%, 07/01/03................        235,000        241,467
 State Industrial Authority
  Revenue, Presbyterian
  Hospital, RB, ETM
  6.250%, 10/01/02................        245,000        249,494
 State Turnpike Revenue
  Authority, RB, ETM
  4.700%, 01/01/06................         55,000         54,498
 Stillwater, Medical Center
  Authority, ETM
  6.300%, 01/01/04................        245,000        251,167
 Tulsa, Airport
  Improvements, Tulsa
  International Airport,
  RB, FGIC, ETM
  6.200%, 06/01/00................         55,000         55,090
 Tulsa, Municipal Airport,
  AMT, RB
  7.600%, 12/01/30................        500,000        512,475
                                                     -----------
                                                       1,931,168
                                                    ------------

Pennsylvania - 14.27%
 Allegheny County, Hospital
  Development Revenue
  Authority, North Hills,
  Passavant Hospital,
  RB, ETM
  6.750%, 07/01/05................         70,000         72,759
 Allegheny County, Industrial
  Development Authority,
  Three Parkway Center
  East, RB, Optional Put @
  100, LOC/C/
  5.050%, 12/01/00................          5,000          4,911

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                                 Face
Description                                     Amount        Value
-----------                                     ------        -----
 Allegheny County,
   Residential Finance
   Authority, Single Family
   Mortgage, RB, Series AA,
   AMT, GNMA
   5.100%, 05/01/01......................   $  105,000    $  105,398
 Allegheny Valley School
   District, GO, ETM
   6.000%, 12/01/03......................       95,000        96,574
 Beaver County, Hospital
   Authority Revenue, Saint
   Francis General Hospital,
   RB, ETM
   7.750%, 07/15/01......................      100,000       100,667
 Beaver County, Industrial
   Development & Pollution
   Control Revenue
   Authority, RB
   6.000%, 05/01/07......................       25,000        25,050
 Bensalem Township, Water
   & Sewer Authority,
   RB, ETM
   5.700%, 11/01/02......................       15,000        15,162
 Blairsville-Saltsburg, School
   District, GO, ETM,
   AMBAC
   9.000%, 05/15/03......................       45,000        47,590
 Bucks County, Saint Mary
   Hospital Authority,
   RB, ETM
   6.625%, 07/01/04......................       90,000        92,915
 California, Area School
   Building, MBIA, ETM
   5.750%, 05/15/03......................       45,000        45,501
 Cambria County, GO, ETM
   8.250%, 06/01/00......................       25,000        25,086
 Chester County, Hospital
   Authority, RB, ETM
   7.500%, 07/01/09......................       20,000        21,708
 Clearfield Hospital Authority,
   Clearfield Hospital
   Project, RB
   6.875%, 06/01/16......................      295,000       294,009
 Dauphin County, General
   Authority, RB, Mandatory
   Put @ 100/C/
   6.400%, 06/03/02......................      200,000       203,112
 Dauphin County, General
   Authority Sub Series
   QQQ2-  Mandatory Put @
   100, RB, AMBAC/B,C/
   4.625%, 06/02/03......................    1,015,000       989,990
 Delaware County, Authority
   University Revenues,
   Villanova University
   RB, ETM
   9.625%, 08/01/02......................       55,000        58,248
 East Pennsboro Township,
   GO, ETM
   6.000%, 03/01/02......................   $   90,000    $   91,272
 Energy Development
   Authority, Piney Creek,
   RB, Series B, AMT
   LOC
   7.200%, 12/01/11......................       15,000        15,194
 Hazleton, Health Services,
   Authority Hospital, RB,
   Pre-Refunded @ 102/D/
   8.375%, 01/01/03......................    2,135,000     2,334,836
 Housing Finance Agency,
   Single Family Mortgage,
   RB, Series 65A, AMT
   4.800%, 10/01/22......................      440,000       428,952
 Interboro School District
   Authority,
   RB, MBIA, ETM
   6.400%, 09/01/01......................      345,000       353,035
 Intergovernmental
   Corporation Authority,
   Special Tax Bond, ETM,
   FGIC
   6.000%, 06/15/02......................      110,000       111,898
 Lehigh County, Industrial
   Development Authority,
   RB, ETM
   7.200%, 12/15/01......................      580,000       595,550
 Ligonier, Municipal Water
   Revenue Authority, RB
   6.300%, 04/15/06......................       95,000        95,108
 Montour, School Authority,
   RB, ETM, MBIA
   6.400%, 12/01/02......................       70,000        71,168
 Northampton County,
   Hospital Authority,
   RB, ETM
   7.500%, 07/01/02......................      170,000       175,032
 Northampton County,
   Industrial Development
   Authority, Strawbridge
   Project, RB, ETM
   7.200%, 12/15/01......................       45,000        46,257
 Pennsylvania State, Higher
   Education Facilities
   Authority, Health Services
   Revenue, MBIA RB
   4.800%, 11/15/00......................      200,000       200,097
 Philadelphia, Authority for
   Industrial Development
   Revenues, Mandatory
   Put @ 100 LOC/B/
   5.000%, 12/01/01......................    1,200,000     1,190,376


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                                       Face
Description                                           Amount        Value
-----------                                           ------        -----
 Philadelphia, Hospitals &
   Higher  Educational
   Facilities Authority,
   Philadelphia Manager
   Project, RB
   5.500%, 08/01/01...............................$  1,175,000   $ 1,176,539
 Philadelphia, Hospital &
   Higher Educational
   Facilities Authority,
   Temple University
   Hospital, RB, Series A
   6.000%, 11/15/00...............................     215,000       215,499
 Philadelphia Hospitals &
   Higher Education,
   Saint Agnes Medical
   Center Project, RB, ETM,
   6.750%, 08/15/01...............................      95,000        95,380
 Pittsburgh, Urban
   Redevelopment Authority,
   Oliver Garage Project,
   RB, FGIC, LOC
   4.400%, 06/01/01...............................      90,000        89,631
   4.550%, 06/01/03...............................      60,000        58,813
 Pocono Mountain, School
   District,GO, MBIA, ETM
   9.100%, 03/01/02...............................      15,000        15,855
 Ridgway, Area School
   Revenue Authority,
   RB, ETM
   6.250%, 06/15/02...............................      40,000        40,536
 Rochester, Area School
   District, GO, MBIA/A/
   0.000%, 10/01/00...............................      55,000        53,909
Sayre Boro, Hospital
   Authority, RB,
   AMBAC, ETM
   6.900%, 11/01/02...............................     155,000       159,425
Scranton Lackawanna,
   Moses Taylor
   Hospital Project, RB, Series A, ETM
   8.250%, 07/01/01...............................      65,000        66,528
Southeastern Pennsylvania, Area Schools,
   RB, Series A
   5.000%, 04/01/01...............................      25,000        25,008
State Finance Authority, Capital
   Improvements Program, Investment
   Agreement RB
   6.600%, 11/01/09...............................   1,250,000     1,317,275
State Higher Education Assistance, RB,
   FGIC, Series A/C/
   6.800%, 12/01/00...............................      25,000        25,331
Stroudsburg Area, School District, GO,
   FGIC, ETM
   8.400%, 09/01/01                               $     55,000   $    55,810
Uniontown Area, School Authority,
   RB, ETM,
   6.300%, 10/01/02...............................     125,000       127,378
Valley View School Building Authority,
   RB, ETM
   6.050%, 02/01/02...............................      20,000        20,281
   6.250%, 02/01/02...............................      15,000        15,250
Wayne Pike, Joint School Authority, RB,
   MBIA, ETM
   6.000%, 12/01/07...............................     535,000       552,420
Wilkes-Barre, General Municipal Authority,
   Misericordia College, RB, Series B
   7.750%, 12/01/12...............................   1,260,000     1,330,447
William Penn, Area School District, GO, ETM
   8.000%, 08/01/00...............................      10,000        10,086
Williamsport Area, Joint School Authority,
   RB, MBIA, ETM
   6.000%, 03/01/07...............................     110,000       112,860
York County, Industrial Development Authority,
   Fox Ridge Personal Care Facility,
   RB, Series A, Pre-Refunded @ 100/D/
   9.500%, 10/01/02...............................     100,000       109,843
                                                                 -----------
                                                                  13,581,559
                                                                 -----------
Rhode Island - 0.05%
  Housing & Mortgage,
    Finance Corporation,
    RB, Series 2
    7.150%, 10/01/01..............................      50,000        50,597
                                                                 -----------

South Carolina - 0.59%
  Charleston, Waterworks &
    Sewer Revenue, RB, ETM
    10.125%, 01/01/02.............................      40,000        42,398
  Medical University
    Harborview Office, COP
    7.375%, 01/01/04..............................     500,000       518,360
                                                                 -----------
                                                                     560,758
                                                                 -----------

                      See Notes to Financial Statements.



--------------------------------------------------------------------------------

Short-Term Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                       Face
Description                           Amount         Value
-----------                         -----------    -------
South Dakota - 0.44%
  Housing Development
    Authority, Home
    Ownership Mortgage,
    RB, Series E
    5.600%, 05/01/01...............  $   50,000    $   50,404
State Health & Educational
    Facilities Authority, Rapid
    City Regional Hospital
    Project, RB, ETM
    7.750%, 09/01/07...............      65,000        70,371
State Health & Educational
    Facilities Authority, Saint
    Joseph Hospital,
    RB, ETM
    5.950%, 07/01/02...............     290,000       293,840
                                                   ----------
                                                      414,615
                                                   ----------
Tennessee - 1.52%
  Bristol, Health & Educational
    Facilities, RB, ETM
    6.900%, 01/01/07...............     140,000       146,880
Fayetteville & Lincoln
    County, Industrial
    Development Board,
    Franke Incorporated
    Project, RB, AMT, LOC
    5.000%, 06/01/01...............     740,000       740,792
Housing Development
    Agency, Homeownership
    Program, AMT, RB
    7.375%, 07/01/23...............     100,000       101,252
Shelby County, Health &
    Educational Authority,
    Multi-Family Housing,
    Windsor Apartments,
    RB, Asset Guaranty
    6.500%, 10/01/07...............     100,000       103,636
    6.000%, 10/01/02...............     350,000       353,430
                                                   ----------
                                                    1,445,990
                                                   ----------
Texas - 3.34%
  Collin County, Community
    College, RB, AMBAC
    5.150%, 02/01/07...............      25,000        24,914
  Forth Worth, Housing
    Financial Services
    Program, Single Family
    Mortgage, RB, Series A,
    AMT, GNMA
    7.900%, 06/01/01...............      35,000        35,350
  Houston, Housing Finance
    Corporation, Single Family
    Housing, RB, Series A-1
    8.000%, 06/01/14...............  $  240,000    $  256,267
  Matagorda County, Port
    of Bay City Authority,
    Hoechst Celanese
    Corporation Project,
    RB, AMT
    6.500%, 05/01/26...............   1,250,000     1,218,950
  South Plains, Regional
    Housing Authority,
    Section 8 Assistance
    Project, RB, Series A
    6.000%, 08/01/00...............      35,000        34,981
  Southeast Housing Finance
    Corporation, Capital
    Appreciation,
    Pre-Refunded @ 36.127
    RB, Series B/A/,/D/
    0.000%, 12/01/02...............   1,100,000       348,161
  Texoma, Housing Finance
    Corporation, Single Family
    Mortgage, RB, AMT
    FNMA / GNMA
    5.050%, 09/01/07...............      40,000        38,936
  Water Residential Finance
    Authority, RB, AMBAC
    4.700%, 08/15/09...............   1,250,000     1,172,163
    4.800%, 08/15/10...............      45,000        42,195
                                                   ----------
                                                    3,171,917
                                                   ----------
Utah - 0.46%
  Ogden City, Housing
    Finance Corporation,
    Section 8 Assisted
    Project, RB, Series A,
    FNMA
    5.500%, 07/01/05...............     255,000       253,047
  Salt Lake City, Industrial
    Development, Hermes
    Associates Project,
    RB, LOC
    5.900%, 09/01/02................    185,000       185,664
                                                   ----------
                                                      438,711
                                                   ----------
Virginia - 1.60%
  Henrico County, Industrial
    Development Revenue
    Authority, Optional Put @
    100, RB, AMT, LOC
    4.100%, 03/01/02..................   10,000     1,464,700


                       See Note to Financial Statements.
--------------------------------------------------------------------------------


Short-Term Municipal Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                       Face
Description                           Amount         Value
-----------                         -----------    -------
  State Housing Development
    Authority, Multi-Family
    Mortgage, RB, Series A
    6.125%, 11/01/09............... $    55,000    $    55,078
                                                   -----------
                                                     1,519,778
                                                   -----------
Washington - 2.40%
  State Housing Finance
    Authority, Nonprofit
    Housing Revenue, Taxable
    RB, Series B, ACA
    6.500%, 07/01/08...............   1,690,000      1,610,198
  State Housing Finance
    Commission, Multi-Family
    Housing, Summit
    Apartments Project,
    Mandatory Put @ 100,
    AMT, RB, Series A,
    LOC/B/,/C/
    4.900%, 07/01/08...............     165,000        153,999
  Washington County, Health
    Facilities Development
    Corporation, Trinity
    Community Medical
    Center, RB, ACA
    4.600%, 06/01/02...............     320,000        314,209
  Washington State, Public
    Power Supply, Systems
    Nuclear Project, Revenue
    Refunding, RB, Series B
    7.375%, 07/01/04...............     200,000        204,658
                                                   -----------
                                                     2,283,064
                                                   -----------
West Virginia - 1.06%
  State Board of Regents,
    RB, ETM
    6.000%, 04/01/04...............     315,000        319,820
  Wheeling, Parking Revenue,
    RB, ETM
    7.125%, 03/01/02...............      30,000         30,883
  Wood County, Building
    Community, Saint
    Joseph's Hospital
    Parkersburg, RB,
    AMBAC, ETM
    6.625%, 01/01/06...............     630,000        652,535
                                                   -----------
                                                     1,003,238
                                                   -----------

Wyoming - 1.01%
  Green River-Sweetwater
    County, Joint Powers
    Revenue Board, RB,
    Series B, FSA
    4.500%, 03/01/14...............     925,000        918,923
  State Community
    Development Authority,
    Single Family Mortgage,
    RB, Series B, AMT
    8.000%, 06/01/08                 $   45,000    $    45,795
                                                   -----------
                                                       964,718
                                                   -----------

Total Municipal Bonds
  (Cost $93,681,324)...............                 92,870,448
                                                   -----------
                                          Shares
                                          ------
Cash Equivalents - 1.03%
  Provident Institutional
    Municipal Cash Fund
    (Cost $984,148)................     984,148        984,148
                                                   -----------

Total Investments
   (Cost $94,665,472)..............       98.70%    93,854,596

Other Assets in Excess
   of Liabilities..................        1.30%     1,236,089
                                        -------    -----------

Total Net Assets...................      100.00%   $95,090,685
                                        =======    ===========

--------------------------------------------------------------------------------
/A/ Zero Coupon Security
/B/ Mandatory Put/Tender Security. The mandatory put/tender date is shown as the maturity date on the Schedule of Investments.
/C/ Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of April 30, 2000.
/D/ Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
AMT Income from security may be subject to
    alternative minimum tax.
CMO Collaterized Mortgage Obligation
COP Certificate of Participation
ETM Escrowed to Maturity
GO  General Obligation
LOC Securities are held in connection with a letter of credit by a major commercial bank.
RB  Revenue Bond

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.

ACA           American Capital Access
AMBAC         American Municipal Bond Assurance Corporation
BIGI          Bond Investors Guaranty Insurance
FGIC          Financial Guaranty Insurance Company
FHA           Federal Housing Administration
FNMA          Federal National Mortgage Association
FSA           Financial Security Assurance
GIC           Guaranteed Investment Corporation
GNMA          Government National Mortgage Association
HUD           Housing & Urban Development
MBIA          Municipal Bond Investors Assurance



                       See Note to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Fixed Income
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                                Face
Description                                    Amount               Value
-----------                                    ------               -----
Asset-Backed Securities - 10.64%
  Advanta Mortgage Loan
    Trust, Series 1993-4,
    Class A-1
    5.500%, 03/25/10.......................  $   71,257      $    68,116
  Advanta Mortgage Loan
   Trust, Series 1997-3, Class A3
    6.690%, 03/25/17.......................     222,320          218,068
  Amresco Residential
  Securities, Series 1996-3,
    Class A5
    7.550%, 02/25/23.......................     640,694          638,894
  Delta Funding Home Equity
    Loan Trust,
    Series 1996-3,
    Class A2
    6.525%, 10/25/11.......................      50,448           50,200
  First Sierra Receivables,
    Series 1996-2, Class A
    6.290%, 11/10/04.......................     832,286          827,467
  Lehman Home Equity Loan
    Trust, Series 1995-7,
    Class A3
    6.840%, 08/25/10.......................      88,579           88,180
  Saxon Asset Securities Trust,
    Series 1999-2, Class BF1A
    7.925%, 08/25/01.......................     270,997          264,984
  The Money Store Home
    Equity Trust, Series 1996-D,
    Class A13
    6.635%, 09/15/14.......................     469,541          466,578
  UCFC Home Equity Loan,
    Series 1995-A1, Class A5
    8.550%, 01/10/20.......................     669,657          672,691
  UCFC Home Equity Loan,
    Series 1996-A1, Class A6
    6.700%, 11/15/19.......................     500,000          496,124
                                                             -----------
Total Asset-Backed Securities
  (Cost $2,983,336)........................                    3,791,302
                                                             -----------
Corporate Obligations - 10.66%
  Archstone Communities
    Trust
    6.750%, 10/23/00.......................     200,000          199,398
    6.370%, 10/15/01.......................     400,000          390,515
  Bear Stearns
    6.700%, 08/01/03.......................     250,000          241,539
  Colonial Realty
    7.500%, 07/15/01.......................     350,000          345,952
  Colonial Realty, MTN
    7.930%, 08/09/02.......................     325,000          316,146
  Erac USA Finance, 144A
    6.375%, 05/15/03.......................     350,000          333,143
  Erac USA Finance, MTN
    7.000%, 06/15/00.......................     350,000          350,201
  Erp Operating
    6.150%, 09/15/00.......................  $  500,000      $   497,263
  Florida Residential Property &
    Casualty Insurance,
    Series A, MBIA
    7.375%, 07/01/03.......................     100,000           97,579
  Midland Funding I
    10.330%, 07/23/02......................     423,696          437,440
  Summit Properties Partnership
    6.750%, 07/30/01.......................     500,000          488,609
  Wellsford Residential
    7.250%, 08/15/00.......................      50,000           49,941
    9.375%, 02/01/02.......................      50,000           51,039
                                                             -----------
Total Corporate Obligations
  (Cost $3,848,268)........................                    3,798,765
                                                             -----------

Mortgage Backed Obligations - 9.08%
  General Electric Capital
    Mortgage Services, CMO,
    Series 1998-12, Class 1A1
    6.500%, 07/25/28.......................     375,000          366,825
    Green Tree Financial, Series
    1994-6, Class A5
    8.250%, 01/15/20.......................      87,000           87,592
  Merrill Lynch Mortgage
    Investors, Series 1995-C3,
    Class A1
    6.759%, 12/26/25.......................     357,220          351,705
  Oakwood Mortgage
    Investors, Series 1996-B,
    Class A3
    7.100%, 10/15/26.......................     126,480          126,137
  Oakwood Mortgage
    Investors, Series 1997-C,
    Class A2
    6.450%, 11/15/27.......................     643,452          640,911
  Prudential Securities Financial
    Asset Funding Corporation,
    Series 1993-4, Class A4
    6.830%, 09/25/09.......................     600,000          594,803
  Residential Accredit Loans,
    CMO, Series 1997-QS6,
    Class A4
    7.500%, 06/25/12.......................     500,000          488,605
  Residential Accredit Loans,
    CMO, Series 1998-QS1,
    Class A2
    7.000%, 01/25/28.......................     589,819          579,780
                                                             -----------
Total Mortgage Backed Obligations
   (Cost $4,116,752).......................                    3,236,358
                                                             -----------
Taxable Municipal Bonds - 35.72%
  Alaska State Financial
    Corporation, RB, Series C,
    MBIA / FHA
    7.400%, 01/01/02.......................      85,000           85,194

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Fixed Income
---------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                                Face
Description                                    Amount               Value
-----------                                    ------               -----
  Cleveland County, Oklahoma,
    Home Loan Authority, RB,
    Series A-2, MBIA
    7.730%, 10/15/09.......................  $  400,402      $   400,286
  Comanche County, Oklahoma,
    Home Finance Authority,
    RB, FNMA/FHA
    6.150%, 12/01/00.......................      35,000           34,959
  Costa Rica, U.S. Government
    Guarantee
    7.360%, 08/01/01.......................     880,000          879,560
  Cuyahoga County, Ohio,
    Maple Care, RB, GNMA
    7.350%, 08/20/00.......................      50,000           50,065
  Denver, Colorado, City And
    County Multi-Family
    Housing, Buerger Brothers,
    RB, Series B, FHA
    6.750%, 05/01/01.......................      50,000           49,904
  Erie County, New York, Water
    Authority, RB, AMBAC
    5.875%, 12/01/03.......................     140,000          134,421
  Florida State, Housing Finance
    Agency, RB, Series S-2
    6.650%, 06/01/01.......................      70,000           69,833
  Fresno, California, Multi-
    Family Housing Authority,
    Woodlands Apartments
    Project, RB, GNMA
    7.250%, 11/20/20.......................     205,000          205,084
  Greater Kentucky Housing
    Assistance Corporation,
    RB, Series B, MBIA / FHA
    6.500%, 01/01/02.......................      20,000           19,990
  Halifax Hospital Medical
    Center, Florida Health Care
    Facilities, RB, ACA
    6.375%, 04/01/01.......................     920,000          909,346
  Harris County, Texas, Housing
    Finance Corporation, Single
    Family Mortgage Revenue,
    Series A
    7.750%, 09/01/14.......................   1,250,000        1,230,413
  Illinois, Housing Development
    Authority, Affordable
    Housing Project, RB,
    AMBAC
    7.480%, 06/01/00.......................     420,000          420,101
  Illinois State Health Facilities
    Authority, RB, Series C,
    MBIA
    10.300%, 08/15/03......................     426,000          426,818
  Indianapolis, Indiana,
    Economic Development
    Authority, Castle Dore, RB,
    Series B, FHA
    6.750%, 12/01/00.......................      35,000           34,980
  Kansas City, Missouri,
    Industrial Development
    Authority, Hilltop Village
    Apartments, RB, Series B,
    FNMA
    6.700%, 10/01/02.......................  $   95,000      $    94,364
  King County, Washington,
    Low Income Housing
    Authority, Fred Lind Manor,
    RB, Series B, GNMA
    7.250%, 06/20/00.......................      20,000           20,010
  Maine State, Bond
    Anticipation Notes
    7.250%, 06/22/00.......................   1,050,000        1,050,903
  Massachusetts State,
    Industrial Finance Agency,
    Briscoe Housing
    Assistance, Series B, FHA
    7.100%, 02/01/12.......................     800,000          784,920
  Oak Ridge, Tennessee,
    Industrial Development
    Board, The Gardens, Series
    B, RB, GNMA
    6.150%, 08/20/03.......................     505,000          494,844
  Ohio Capital Housing
    Mortgage Corporation,
    Bella Vista, RB, FHA
    6.300%, 02/01/03.......................     260,000          254,810
  Ohio Housing Financial
    Agency, Ravenwood
    Project, RB, FHA
    6.125%, 09/01/04.......................     140,000          136,011
  Oklahoma Housing Finance
    Agency, Single Family
    Mortgage, RB, MBIA
    8.700%, 09/01/13.......................     125,000          127,919
  Pima County, Arizona,
    Industrial Development
    Authority, Western Winds,
    RB, Series B, HUD
    6.550%, 06/01/01.......................     200,000          199,362
  Polk County, Florida, Housing
    Finance Authority, REMIC,
    Series 1, MBIA
    9.550%, 01/15/11.......................     101,413          100,784
  Prince Georges County,
    Maryland, Housing
    Authority, Foxglenn Project,
    RB, GNMA
    6.250%, 11/20/04.......................     240,000          235,394
  Rensselaer County, New York
    7.900%, 03/15/01.......................   1,724,881        1,715,651
  Rockford, Illinois, RB, Series
    B, MBIA
    7.450%, 01/01/03.......................     205,000          205,174

                       See Notes to Financial Statement.
--------------------------------------------------------------------------------

Short-Term Fixed Income
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                       Face
Description                           Amount         Value
-----------                           ------         -----
  Sedgwick & Shawnee
     Counties, Kansas, Single
     Family Mortgage, RB,
     GNMA
     8.375%, 06/01/18............ $   350,000    $    356,552
  Shawnee, Kansas, Multi-
     Family Housing, Haverford
     West Apartments, RB,
     Series B, FNMA
     6.750%, 06/01/02............      60,000          59,593
  Southeast Texas, Housing
     Finance Corporation, RB/A/
     0.000%, 09/01/17............   3,000,000         750,750
  Spokane, Washington, Elderly
     Housing Authority, Cheney
     Care Center, RB, Series B,
     GNMA
     6.125%, 08/20/04............     125,000         121,730
  State Development Finance
     Authority, Series D,
     Class D/A/
     0.000%, 02/15/14............   1,720,000         501,191
  Tarrant County, Texas, Health
     Facilities Development
     Corporation, South Central
     Project, RB, MBIA / FHA
     6.750%, 01/01/37............     270,000         267,627
  Tarrant County, Texas,
     Housing Financial
     Corporation, Series B, RB,
     FNMA
     6.550%, 09/01/02............     160,000         157,429
  Wilmington, Delaware, Multi-
     Family Rent, Prestwyck
     Apartments, RB, Series B,
     FHA
     6.625%, 11/01/03............     135,000         134,309
                                                 ------------
Total Taxable Municipal Bonds
  (Cost $12,876,270).............                  12,720,281
                                                 ------------

U.S. Treasury Obligations - 26.03%
  U.S. Treasury Notes
     4.625%, 12/21/00............   5,000,000       5,015,835
     6.500%, 05/31/01............   4,260,000       4,257,338
                                                 ------------
     (Cost $9,279,269)...........                   9,273,173
                                                 ------------
U.S. Government Mortgage-
Backed Obligations - 4.24%
  Federal Home Loan Mortgage
     Corporation, CMO, Series
     1311, Class I
     7.500%, 03/15/21............      63,964          63,897
  Federal Home Loan Mortgage
     Corporation, Series 128,
     Class I
     6.500%, 02/15/21............     133,228         127,506
  Federal National Mortgage
     Association, REMIC, Series
     1995-23, Class M
     6.500%, 10/25/22............ $    40,352    $     40,096
  Federal National Mortgage
     Association, REMIC, Series
     1997-W2, Class A3
     6.575%, 11/25/27............     400,000         394,224
  Federal National Mortgage
     Association, Series 1995-
     M2, Class C
     6.801%, 05/25/28............     496,657         489,654
  Federal National Mortgage
     Association, Series 1997-
     27, Class B
     7.000%, 02/18/25............     190,000         188,203
  Government National
     Mortgage Association,
     CMO, Series 1998-23,
     Class DA
     8.500%, 10/20/12............     206,437         208,154
                                                 ------------
Total U.S. Government Mortgage-
  Backed Obligations
  (Cost $1,535,935)..............                   1,511,734
                                                 ------------

                                      Shares
                                      ------
Cash Equivalent - 2.64%
  SEI Daily Income Trust
     Government II
     (Cost $939,881).............     939,881         939,881
                                                 ------------
Total Investments
  (Cost $35,579,711).............       99.01%     35,271,494
                                                 ------------
Other Assets in Excess of
  Liabilities....................        0.99%        353,877
                                      =======    ------------
Total Net Assets.................      100.00%   $ 35,625,371
                                      =======    ============

--------------------------------------------------------------------------------
/A/ Zero Coupon Security
/B/ Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of April 30, 2000. The maturity date shown is the next reset date.

CMO    Collateralized Mortgage Obligation
CPO    Certificate of Participation
GO     General Obligation
MTN    Medium Term Note
RB     Revenue Bond
REMIC  Real Estate Mortgage Investment Conduit

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investment.

ACA   American Capital Access
AMBAC American Municipal Bond Assurance Corporation
FHA   Federal Housing Administration
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association
HUD   Housing and Urban Development
MBIA  Municipal Bond Investors Assurance

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                       Face
Description                           Amount         Value
-----------                           ------         -----
Corporate Bonds - 95.92%
Automotive - 0.53%
  Astra Overseas Finance
     BV, 144A
     6.688%, 12/31/05............ $  2,500,000   $ 1,812,500
                                                 -----------
Cable - 11.30%
  Adelphia Communications
     7.875%, 05/01/09............    3,840,000     3,278,400
  Cable Satisfaction
     International
     12.750%, 03/01/10...........    3,650,000     3,412,750
  Cablevision SA
     13.750%, 05/01/09...........      170,000       162,775
  Cablevision SA, 144A
     13.750%, 04/30/07...........    7,400,000     7,178,000
  Classic Cable Incorporated,
     144A/A/
     9.375%, 08/01/09............    2,520,000     2,356,200
  @Entertainment, Series B/A/
     0.000%, 02/01/09............   12,125,000     7,396,250
  James Cable Partners,
     Series B
     10.750%, 08/15/04...........    5,483,000     5,400,755
  Ono Finance
     13.000%, 05/01/09...........    4,310,000     4,396,200
  RBS Participacoes SA,
     Reg S
     11.000%, 04/01/07...........    2,925,000     2,440,471
  Supercanal Holdings SA,
     Reg S
     11.500%, 05/15/05...........    2,550,000     1,448,966
  United Pan-Europe
     Communications, 144A
     11.250%, 02/01/10...........    1,645,000     1,529,850
                                                 -----------
                                                  39,000,617
                                                 -----------
Consumer Manufacturing - 1.01%
  International De Ceramica,
     Reg S
     9.750%, 08/01/02............    3,950,000     3,482,849
                                                 -----------
Energy - 4.30%
  Ocean Energy, Series B
     8.375%, 07/01/08............      500,000       480,000
  Parker & Parsley
     8.250%, 08/15/07............    2,000,000     1,888,348
  Petroleos Mexicanos,
     Series P
     9.500%, 09/15/27............    1,470,000     1,484,700
  Pioneer Natural Resource
     6.500%, 01/15/08............    1,110,000       941,964
     9.625%, 04/01/10............    4,795,000     4,907,313
     7.200%, 01/15/28............      250,000       193,262
  Pride International
     Incorporated
     10.000%, 06/01/09...........   $1,850,000   $ 1,854,625
  Ram Energy
     11.500%, 02/15/08...........    1,500,000       738,750
  RBF Finance Company
     11.000%, 03/15/06...........    2,250,000     2,368,125
                                                 -----------
                                                  14,857,087
                                                 -----------
Financial - 1.19%
  HSBC Capital Funding, 144A
     10.176%, 12/31/49...........    2,445,000     2,536,333
  Labranche & Company, 144A
     12.000%, 03/01/07...........    1,625,000     1,576,250
                                                 -----------
                                                   4,112,583
                                                 -----------
Fixed Communications - 11.58%
  E.SPIRE Communications,
     PIK
     14.750%, 07/15/08...........    1,154,000       369,280
  Global Crossing Holdings,
     PIK
     10.500%, 12/01/08...........   12,080,000    11,838,400
  Interamericas
     Communications
     14.000%, 10/27/07...........   10,700,000    11,823,500
  Intermedia Communications,
     Series B, PIK
     13.500%, 03/31/09...........        5,709     5,452,095
  Metromedia Fiber Network
     10.000%, 12/15/09...........    3,585,000     3,414,713
  MGC Communications, 144A
     13.000%, 04/01/10...........    1,000,000       920,000
  MGC Communications, Series B
     13.000%, 10/01/04...........    1,060,000     1,075,900
  Williams Communications
     Group
     10.700%, 10/01/07...........    4,800,000     4,896,000
     10.875%, 10/01/09...........      180,000       180,900
                                                 -----------
                                                  39,970,788
                                                 -----------
Fixed Communications - Intl. - 13.04%
  360Networks, Reg S
     13.000%, 05/01/08...........    3,610,000     3,205,675
  Alestra SA
     12.125%, 05/15/06...........    7,675,000     7,483,125
  Atlantic Telecom Group PLC,
     144A
     13.000%, 01/15/10...........      800,000       713,362
  Bestel SA
     12.750%, 05/15/05...........    5,415,000     4,115,400
  Call-Net Enterprises
     Incorporated
     8.000%, 08/15/08............      335,000       211,050

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                       Face
Description                           Amount         Value
-----------                           ------         -----
  Call-Net Enterprises
     Incorporated/A/
     8.940%, 08/15/08.............. $ 3,250,000   $ 1,267,500
     0.000%, 05/15/09..............   6,245,000     2,248,200
  Enitel ASA, Reg S
     12.500%, 04/15/10.............   2,125,000     1,956,547
  Flag Telecom Holdings,
     Reg S
     11.625%, 03/30/10.............   1,000,000       854,015
  GT Group Telecom/A/
     13.250%, 02/01/10.............   3,250,000     1,738,750
  Jazztel PLC
     14.000%, 04/01/09.............   1,825,000     1,870,625
  Maxcom Telecomunicacione
     13.750%, 04/01/07.............   3,375,000     3,341,250
  Netia Holdings, Series B/A/
     0.000%, 11/01/07..............  12,400,000     8,742,000
  Tele1 Europe BV
     13.000%, 05/15/09.............   1,705,000     1,747,625
  Versatel Telecom BV
     11.875%, 07/15/09.............     500,000       490,000
  Versatel Telecom BV, 144A
     4.000%, 03/30/05..............     415,000       370,075
  Viatel/A/
     0.000%, 04/15/08..............   8,400,000     4,662,000
                                                  -----------
                                                   45,017,199
                                                  -----------
Food & Beverage - 4.19%
  Agrilink Foods
     11.875%, 11/01/08.............     945,000       836,325
  Bepensa SA, Reg S
     9.750%, 09/30/04..............   2,975,000     2,751,875
  Doane Pet Care Company
     9.750%, 05/15/07..............   2,200,000     1,925,000
  Fage Dairy Industries
     9.000%, 02/01/07..............   3,050,000     2,531,500
  Gruma SA
     7.625%, 10/15/07..............   7,515,000     6,431,324
                                                  -----------
                                                   14,476,024
                                                  -----------
General Industrial - 1.78%
  Alliance Laundry Systems,
     Series B
     9.625%, 05/01/08..............   3,810,000     3,133,725
  Precision Partners, 144A
     12.000%, 03/15/09.............   3,375,000     2,193,750
  United Rentals
     8.800%, 08/15/08..............     910,000       800,800
                                                  -----------
                                                    6,128,275
                                                  -----------
Healthcare - 1.15%
  Beverly Enterprises
     9.000%, 02/15/06..............   1,575,000     1,334,813
  DJ Orthopedics
     12.625%, 06/15/09.............   2,860,000     2,641,925
                                                  -----------
                                                    3,976,738
                                                  -----------
Media - 4.56%
  Antenna TV SA
     9.000%, 08/01/07.............. $ 8,000,000   $ 7,260,000
  Fox Family Worldwide/A/
     0.000%, 11/01/07..............  13,875,000     8,463,750
                                                  -----------
                                                   15,723,750
                                                  -----------
Metals & Mining - 2.17%
  AEI Resources, 144A
     10.500%, 12/15/05.............   6,410,000       961,500
  Grupo Minero Mexico SA,
     Series A
     8.250%, 04/01/08..............   1,000,000       810,000
  Grupo Minero Mexico,
     Series B
     9.250%, 04/01/28..............   7,155,000     5,724,000
                                                  -----------
                                                    7,495,500
                                                  -----------
Mobile Communications - 21.71%
  Airgate PCS/A/
     13.500%, 10/01/09.............   4,680,000     2,726,100
  Alamosa PCS Holdings/A/
     12.875%, 02/15/10.............   4,975,000     2,587,000
  Comunicacion Cellular,
     144A/A/
     14.125%, 03/01/05.............   9,625,000     6,328,438
  CTI Holdings/A/
     0.000%, 04/15/08..............   8,650,000     5,363,000
  Dobson Communications
     12.250%, 12/15/08.............     910,000       946,400
  Dobson Communications,
     PIK
     12.250%, 01/15/08.............      14,790     1,464,210
  Grupo IUSACELL SA, 144A
     14.250%, 12/01/06.............   8,475,000     8,856,375
  Grupo IUSACELL SA,
     Series B
     10.000%, 07/15/04.............   3,400,000     3,289,500
  Leap Wireless
     14.500%, 04/15/10.............   3,670,000     1,743,250
  Occidente Y Caribe Cellular,
     Series B/A/
     14.000%, 03/15/04.............  10,545,000     6,537,900
  Pannon Finance BV, Reg S
     7.750%, 08/03/04..............   3,450,000     3,119,975
  PTC International Finance
     BV/A/
     10.750%, 07/01/07.............  10,200,000     7,242,000
  PTC International Finance,
     144A
     11.250%, 12/01/09.............   2,600,000     2,704,000
  Rural Cellular Corporation,
     Series B, PIK
     11.375%, 05/15/00.............       2,260     2,169,600
  Slovak Wireless Finance
     Company, 144A
     11.250%, 03/30/07.............   2,575,000     2,342,993
  Telecorp PCS
     11.625%, 04/15/09.............   3,680,000     2,410,400

                      See Notes to.Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                       Face
Description                           Amount         Value
-----------                           ------         -----
  Total Access
     Communications, Reg S
     7.625%, 11/04/01.............. $ 2,280,000   $ 2,086,200
     8.375%, 11/04/06..............     875,000       748,125
  Tritel PCS/A/

     12.750%, 05/15/09.............   7,895,000     5,210,700
  US Unwired, 144A/A/
     13.375%, 11/01/09.............   5,575,000     3,122,000
  Voicestream Wire, 144A
     10.375%, 11/15/09.............   1,270,000     1,289,050
  Voicestream Wire, 144A/A/
     11.875%, 11/15/09.............   4,285,000     2,635,274
                                                  -----------
                                                   74,922,490
                                                  -----------
Mobile Communications
Towers & Paging - 5.92%
  Crown Castle, 144A
     12.750%, 12/31/25.............       8,923     9,101,460
  Pinnacle Holdings/A/
     0.000%, 03/15/08..............  12,170,000     8,032,200
  SBA Communications
     Corporation/A/
     12.000%, 03/01/08.............   4,790,000     3,305,100
                                                  -----------
                                                   20,438,760
                                                  -----------
Paper & Packaging - 2.13%
  APP China Group
     14.000%, 03/15/10.............   1,880,000     1,504,000
  Indah Kiat
     10.000%, 07/01/07.............   1,615,000     1,065,900
  Repap New Brunswick
     10.625%, 04/15/05.............   2,855,000     2,690,838
  Sweetheart Cup
     10.500%, 09/01/03.............   2,265,000     2,083,800
                                                  -----------
                                                    7,344,538
                                                  -----------
Services - 0.89%
  Allied Waste, North America,
     Series B
     7.625%, 01/01/06..............     100,000        74,000
     10.000%, 08/01/09.............   1,000,000       677,500
  American Plumbing &
     Mechanic, Series B
     11.625%, 10/15/08.............   2,610,000     2,303,325
                                                  -----------
                                                    3,054,825
                                                  -----------
Supermarkets & Drugs - 0.05%
  Jitney - Jungle Stores
     12.000%, 03/01/06.............   1,000,000       180,000
                                                  -----------

Technology - 4.29%
  Covad Communications
     Group, Series B/A/
     13.500%, 03/15/08.............   2,165,000     1,320,650
  Cybernet Internet Service
     14.000%, 07/01/09.............   1,500,000     1,155,000
     Exodus Communications
     10.750%, 12/15/09.............   1,600,000     1,596,000
  Globix Corporation, 144A
     12.500%, 02/01/10............. $ 3,790,000   $ 3,335,200
  Northpoint Communication
     Group, 144A
     12.875%, 02/15/10.............   1,810,000     1,610,900
  PSINet
     11.000%, 08/01/09.............   2,125,000     1,870,000
  Viasystems
     9.750%, 06/01/07..............   1,250,000     1,078,125
  Viasystems, Series B
     9.750%, 06/01/07..............     860,000       741,750
  WAM!Net, Series B/A/
     0.000%, 03/01/05..............   3,810,000     2,095,500
                                                  -----------
                                                   14,803,125
                                                  -----------
Transportation - 3.98%
  Budget Group Incorporated
     9.125%, 04/01/06..............   3,535,000     2,863,350
  Cenargo International PLC
     9.750%, 06/15/08..............   2,045,000     1,717,800
  Railworks Corporation
     11.500%, 04/15/09.............   3,600,000     3,402,000
  Sea Containers
     10.750%, 10/15/06.............   1,035,000       781,425
  Stena AB
     10.500%, 12/15/05.............     725,000       670,625
     8.750%, 06/15/07..............   5,200,000     4,316,000
                                                  -----------
                                                   13,751,200
                                                  -----------
Utilities - 0.15%
  Orion Power Holdings, 144A
     12.000%, 05/01/10.............     500,000       501,250
                                                  -----------
Total Corporate Bonds
  (Cost $347,121,045)..............               331,050,098
                                                  -----------
                                        Shares
                                        ------
Common Stock - 0.73%
  Classic Communications*..........       1,500        25,005
  Firstcom Corporation*............      42,000       871,500
  Tele1 Europe Holding
     AB-ADR*.......................     105,675     1,637,963
                                                  -----------
Total Common Stock
  (Cost $662,395)..................                 2,534,468
                                                  -----------
Warrants - 1.40%
  Airgate PCS*.....................       3,930       726,068
  Atlantic Telecom*................       2,050       111,918
  Bell Technology/Globix*..........       1,500       401,121
  Cybernet Internet Service*.......       1,500       208,124
  Jazztel PLC*.....................      15,000     2,636,250
  Ono Finance *....................       5,000       750,000
                                                  -----------
Total Warrants
  (Cost $950,305)..................                 4,833,481
                                                  -----------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond
-------------------------------------------------------------------------------

Schedule of Investments April 30, 2000 (Unaudited)

Description                                   Value

Total Investments
  (Cost $348,733,745)......    98.05%   $338,418,047

Other Assets in Excess
  of Liabilities...........     1.95%      6,733,277
                              ------    ------------
Total Net Assets...........   100.00%   $345,151,324
                              ======    ============

-----------------------------------------------------
*   Non-income producing security.
/A/ Step Up Bond -- The rate reflected on the Schedule of Investments is the rate in effect on April 30, 2000. The initial coupon on a step up bond changes on a specific date, to a predetermined higher rate.
PIK  Payment-In-Kind Security
144A Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.





                       See Notes to Financial Statements.
-------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------

Statements of Assets and Liabilities April 30, 2000 (Unaudited)

                                                                                         Short-Term    Short-Term
                                                              Municipal        Fixed      Municipal       Fixed     High Yield
                                                                 Bond          Income        Bond        Income    Bond  Assets
Assets
   Investment at Value/1/.................................  $483,028,466  $1,165,180,056  $93,854,596   $35,271,494  $338,418,047
   Cash...................................................            --              --           --            --     4,227,320
   Receivable for Securities Sold.........................            --      18,862,085           --       887,129    11,450,934
   Receivable for Capital Shares Sold.....................     1,026,616       1,464,802      147,398        97,000     2,483,439
   Interest Receivable....................................     8,671,927      14,165,594    1,852,361       502,280     5,953,725
   Net Unrealized Appreciation on Forward
     Currency Contracts...................................            --              --           --            --       864,564
                                                            ------------  --------------  -----------   -----------  ------------
Total Assets..............................................   492,727,009   1,199,672,537   95,854,355    36,757,903   363,398,029
                                                            ------------  --------------  -----------   -----------  ------------
Liabilities
   Due to Advisor.........................................       141,673         441,249       11,221         3,357       140,207
   Due to Administrator...................................        84,818         153,814       11,278        10,093        43,486
   Due to Custodian.......................................            --          26,248       14,385        13,167         6,555
   Payable for Securities Purchased.......................     1,942,813      13,554,014      299,173       398,438    14,850,502
   Payable for Capital Shares Redeemed....................        22,969         364,650       66,463       488,439            --
   Dividend Payable.......................................     2,075,611       6,423,507      349,765       174,878     3,036,573
   Net Unrealized Depreciation on Forward
     Currency Contracts...................................            --              --           --            --        95,631
   Accrued Other Expenses.................................       114,686          96,372       11,385        44,160        73,751
                                                            ------------  --------------  -----------   -----------  ------------
Total Liabilities.........................................     4,382,570      21,059,854      763,670     1,132,532    18,246,705
                                                            ------------  --------------  -----------   -----------  ------------
Net Assets................................................  $488,344,439  $1,178,612,683  $95,090,685   $35,625,371  $345,151,324
                                                            ============  ==============  ===========   ===========  ============

Composition of Net Assets
   Capital Shares of Institutional Class/2/ (unlimited
     authorization $0.001 par value). Based on
     Outstanding Shares of Beneficial Interest............  $500,488,724  $1,219,278,477  $96,863,571   $35,962,838  $355,941,374
   Capital Shares of Investment Class/3/ (unlimited
     authorization $0.001 par value).
     Based on Outstanding Shares
     of Beneficial Interest...............................    12,883,083      10,043,634      241,497            --     3,615,691
   Undistributed Net Investment Loss......................       (38,626)       (243,877)      (3,406)       (2,892)     (349,358)
   Accumulated Net Realized Loss from Securities
     and Forward Currency Contracts.......................    (8,256,106)    (21,739,513)  (1,200,100)      (26,324)   (3,979,577)
   Net Unrealized Depreciation on Investments.............   (16,732,636)    (28,726,038)    (810,877)     (308,251)  (10,887,686)
   Net Unrealized Appreciation on Forward
     Currency Contracts...................................            --              --           --            --       810,880
                                                            ------------  --------------  -----------   -----------  ------------
Net Assets................................................  $488,344,439  $1,178,612,683  $95,090,685   $35,625,371  $345,151,324
                                                            ============  ==============  ===========   ===========  ============

Computation of Net Asset Value
Institutional Class:
   Net Assets.............................................   475,659,841   1,168,496,640   94,852,276    35,625,371   341,852,183
   Shares Outstanding.....................................    44,876,183     116,446,866    9,376,725     3,596,344    37,535,600
   Net Asset Value Per Share..............................  $      10.60  $        10.03  $     10.12   $      9.91  $       9.11

Investment Class:
   Net Assets.............................................    12,684,598      10,116,043      238,409            --     3,299,141
   Shares Outstanding.....................................     1,197,045       1,008,511       23,582            --       362,238
   Net Asset Value Per Share..............................  $      10.60  $        10.03  $     10.11            --  $       9.11

--------------------------------------------------------------------------------

/1/ Cost of Investments                          Investments
    -------------------                        --------------
    Municipal Bond Fund                        $  499,761,102
    Fixed Income Fund                           1,193,906,093
    Short-Term Municipal Bond Fund                 94,665,472
    Short-Term Fixed Income Fund                   35,579,711
    High Yield Bond Fund                          348,733,745
/2/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.
/3/ On February 28, 2000 the Service Shares were renamed the Investment
    Class.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
________________________________________________________________________________

Statements of Operations For the 6 months ended April 30, 2000 (Unaudited)


                                                                                            Short-Term    Short-Term
                                                                 Municipal        Fixed      Municipal       Fixed     High Yield
                                                                   Bond           Income       Bond         Income        Bond
Investment Income
   Interest..................................................... $15,749,074     $42,140,500   $2,612,303   $991,167  $23,431,646
                                                                 -----------     -----------   ----------   --------  -----------
Total Investment Income.........................................  15,749,074      42,140,500    2,612,303    991,167   23,431,646
                                                                 -----------     -----------   ----------   --------  -----------
Expenses
   Investment Advisory Fee......................................   1,092,186       2,437,565      219,080     57,422      886,488
   Administration Services......................................     327,656         726,410       65,724     17,227      212,763
   Custody Fee..................................................     100,641          76,405       49,438     16,008       52,646
   Registration & Filing Fees...................................      12,194          22,803       34,526     13,670       11,031
   Professional.................................................      13,439          11,224       29,209     27,918       29,542
   Printing Fees................................................       9,296           9,297        8,747      8,773        6,722
   Servicing Plan Fee...........................................      16,394          10,841          307          -        6,552
   Trustees" Fees...............................................       4,775           2,025        5,876      5,875        5,810
   Transfer Agency Fee..........................................         428             428          428        428          338
   Miscellaneous................................................       8,149           4,239        3,187      2,387       59,049
                                                                 -----------     -----------   ----------   --------  -----------
   Total Expenses...............................................   1,585,158       3,301,237      416,522    149,708    1,270,941
   Less: Fee Waivers or
     Expense Reimbursements.....................................     (64,915)             --     (114,499)   (70,753)     (52,195)
                                                                 -----------     -----------   ----------   --------  -----------
   Net Expenses.................................................   1,520,243       3,301,237      302,023     78,955    1,218,746
                                                                 -----------     -----------   ----------   --------  -----------
Net Investment Income...........................................  14,228,831      38,839,263    2,310,280    912,212   22,212,900
                                                                 -----------     -----------   ----------   --------  -----------

Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency
   Transactions:

   Net Realized Gain (Loss) from:
     Investment Transactions....................................  (8,096,703)    (10,332,260)  (1,049,865)   (11,070)   1,426,100
     Foreign Currency Transactions..............................          --              --           --         --     (107,226)
   Net Change in Unrealized Appreciation/
     (Depreciation):
     On Investments.............................................  (3,578,878)     (6,473,276)     877,218   (119,756)    (192,633)
     On Foreign Currencies and Forward
       Currency Contracts.......................................          --              --           --         --      810,878
                                                                 -----------     -----------   ----------   --------  -----------
Net Realized and Unrealized Gain (Loss) on
   Investments, Foreign Currencies and

   Forward Currency Contracts...................................  (4,517,825)    (16,805,536)    (172,647)  (130,826)   1,937,119
                                                                 -----------     -----------   ----------   --------  -----------

Net Increase in Net Assets
   from Operations.............................................. $ 9,711,006     $22,033,727   $2,137,633   $781,386  $24,150,019
                                                                 ===========     ===========   ==========   ========  ===========

                      See Notes to Financial Statements.
________________________________________________________________________________

Domestic Fixed Income Funds
----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
                                                                  Municipal Bond                    Fixed Income
                                                           For the Six       For the         For the Six         For the
                                                          Months Ended      Year Ended       Months Ended        Year Ended
                                                         April 30,2000/1/  Oct 31, 1999     April 30,2000/1/    Oct 31, 1999
                                                         ----------------  ------------     ----------------    ------------
Increase (Decrease) in Net Assets from Operations
  Net Investment Income.................................   $ 14,228,831       $ 30,016,002    $ 38,839,263      $ 76,020,850
  Net Realized Gain (Loss) on Investments...............     (8,086,703)          (146,778)    (10,332,260)      (11,245,563)
  Net Realized Loss on Foreign Currencies
    and Forward Currency Contracts......................             --                 --              --                --
Net Change in Unrealized Appreciation
  (Depreciation) on Investments.........................      3,578,878        (35,969,285)     (6,473,276)      (53,489,063)
Net Change in Unrealized Appreciation on Foreign
  Currencies and Forward Currency Contracts.............             --                 --              --                --
                                                          -------------       ------------  --------------      ------------
Net Increase (Decrease) in Net Assets from Operations...      9,711,006         (6,100,061)     22,033,727        11,286,224
                                                          -------------       ------------  --------------      ------------
Distributions to Shareholders:
  Net Investment Income
    Institutional Class/2/..............................    (13,901,646)       (29,835,658)    (38,570,464)      (75,910,823)
    Investment Class /3/................................       (327,180)          (193,521)       (268,799)         (177,781)
  Net Realized Gain from Investment Transactions
    Institutional Class/2/..............................             --         (2,515,971)             --       (19,756,357)
    Investment Class/3/.................................             --            (22,717)             --           (39,013)
                                                          -------------       ------------  --------------      ------------
Total Distributions.....................................    (14,228,826)       (32,567,867)    (38,839,263)      (95,883,974)
                                                          -------------       ------------  --------------      ------------
Capital Share Transactions
  Institutional Class:
    Proceeds from Shares Issued.........................    210,112,575        272,801,653     118,293,774       311,505,932
    Shares Issued in Lieu of Cash Distributions.........      9,922,605         26,526,583      24,701,037        77,243,309
    Cost of Shares Repurchased..........................   (362,862,452)      (208,734,293)   (216,665,863      (308,695,051)
                                                          -------------       ------------  --------------      ------------
Increase (Decrease) in Net Assets from Institutional
    Class Transactions..................................   (142,827,272)        90,593,943     (73,671,052)       80,054,190
                                                          -------------       ------------  --------------    --------------
Investment Class:
    Proceeds from Shares Issued.........................     12,785,419          6,686,001       8,400,877         7,637,574
    Shares Issued in Lieu of Cash Distributions.........        266,510            193,256         215,763           212,423
    Cost of Shares Repurchased..........................     (7,431,253)        (4,605,682)     (5,785,173)       (1,796,349)
                                                          -------------       ------------  --------------    --------------
    Increase (Decrease) in Net Assets from Investment
        Class Transactions..............................      5,620,676          2,273,575       2,831,467         6,053,648
                                                          -------------       ------------  --------------    --------------
Net Increase (Decrease) in Net Assets from Capital
    Transactions........................................   (137,206,596)        92,867,518     (70,839,585)       86,107,838
                                                          -------------       ------------  --------------    --------------
Total Increase (Decrease) in Net Assets.................   (141,724,416)        54,199,590     (87,645,121)        1,510,088
                                                          -------------       ------------  --------------    --------------
Net Assets
    Beginning of Period.................................    630,068,855        575,869,265   1,266,257,804     1,264,747,716
                                                          -------------       ------------  --------------    --------------
    End of Period.......................................  $ 488,344,439       $630,068,855  $1,178,612,683    $1,266,257,804
                                                          =============       ============  ==============    ==============
Capital Share Transactions:
Institutional Class:
    Shares Issued.......................................     19,744,336         24,412,161      11,702,417        29,729,916
    Shares Issued in Lieu of Cash Distributions.........        935,764          2,397,143       2,455,669         7,332,710
    Shares Repurchased..................................    (34,223,601)        18,898,905)    (21,463,252)      (29,391,506)
                                                          -------------       ------------  --------------    --------------
Increase (Decrease) in Capital Shares from
    Institutional Class Transactions....................    (13,543,501)         7,910,399      (7,305,166)        7,671,120
                                                          =============       ============  ==============    ==============
Investment Class:
    Shares Issued.......................................      1,201,122            618,354         836,145           738,879
    Shares Issued in Lieu of Cash Distributions.........         25,161             17,429          21,440            19,205
    Shares Repurchased..................................       (702,072)          (416,594)       (575,496)         (172,515)
                                                          -------------       ------------  --------------    --------------
Increase (Decrease) in Capital Shares from Investment
    Class Transactions..................................        524,211            219,189         282,089           585,569
                                                          =============       ============  ==============    ==============

--------------------------------------------------------------------------------
/1/ Unaudited
/2/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.
/3/ On February 28, 2000 the Service Shares were renamed the Investment Class.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------

   Short-Term Municipal Bond              Short-Term Fixed Income                      High Yield Bond
 For the Six          For the           For the Six         For the            For the Six           For the
Months Ended         Year Ended        Months Ended        Year Ended         Months Ended          Year Ended
April 30, 2000/1/    Oct. 31, 1999    April 30, 2000/1/    Oct. 31, 1999     April 30, 2000/1/    OCt. 31, 1999
-----------------    -------------    -----------------    -------------     -----------------    -------------
 $  2,310,280        $  3,369,059       $    912,212         $ 1,461,521       $ 22,212,900        $ 28,129,258
   (1,049,865)            (63,978)           (11,070)            (15,249)         1,426,100          (1,263,178)

           --                  --                 --                  --           (107,226)                 --

      877,218          (2,369,647)          (119,756)           (376,966)          (192,633)         (2,941,646)

           --                  --                 --                  --            810,878                  --
 ------------        ------------       ------------         ------------      ------------        ------------
    2,137,633             935,434            781,386            1,069,306        24,150,019          23,924,434
 ------------        ------------       ------------         ------------      ------------        ------------

   (2,305,405)         (3,359,152)          (912,212)          (1,459,090)      (22,453,175)        (27,807,069)
       (4,875)            (12,249)                --                   --          (330,078)           (293,643)

           --                  --                 --              (37,118)               --                  --
           --                  --                 --                   --                --                  --
 ------------        ------------       ------------         ------------      ------------        ------------
   (2,310,280)         (3,371,401)          (912,212)          (1,496,208)      (22,783,253)        (28,100,712)
 ------------        ------------       ------------         ------------      ------------        ------------



   47,305,617         101,367,709         32,875,760           17,885,934        68,435,350         239,156,171
    1,674,092           2,998,349            141,091              305,266        19,160,457          27,632,128
  (61,381,559)        (48,879,321)       (24,013,576)         (11,212,834)      (65,329,571)        (37,397,182)
 ------------        ------------       ------------         ------------      ------------        ------------
  (12,401,850)         55,486,737          9,003,275            6,978,366        22,266,236         229,392,117
 ------------        ------------       ------------         ------------      ------------        ------------

       25,000             273,958                 --                   --         9,026,869           7,699,239
        3,896               9 200                 --                   --           300,340             292,542
      (58,608)           (444,705)                --                   --        (8,931,593)         (4,852,943)
 ------------        ------------       ------------         ------------      ------------        ------------
      (29,712)           (161,547)                --                   --           395,616           3,138,838
 ------------        ------------       ------------         ------------      ------------        ------------

  (12,431,562)         55,325,190          9,003,275            6,978,366        22,661,852         232,529,955
 ------------        ------------       ------------         ------------      ------------        ------------
  (12,604,209)         52,889,223          8,872,449            6,551,464        24,028,618         228,353,677
 ------------        ------------       ------------         ------------      ------------        ------------

  107,694,894          54,805,671         26,752,922           20,201,458       321,122,706          92,769,029
 ------------        ------------       ------------         ------------      ------------        ------------
 $ 95,090,685        $107,694,894       $ 35,625,371         $ 26,752,922      $345,151,324        $321,122,706
 ============        ============       ============         ============      ============        ============


    4,672,842           9,833,188          3,314,810            1,781,956         7,382,830          25,505,970
      165,765             291,963             14,229               30,765         2,052,507           2,991,875
   (6,084,478)         (4,747,479)        (2,419,472)          (1,119,284)       (6,952,653)         (4,080,947)
 ------------        ------------       ------------         ------------      ------------        ------------
   (1,245,871)          5,377,672            909,567              693,437         2,482,684          24,416,898
 ============        ============       ============         ============      ============        ============

        2,488              26,418                --                    --           961,748             806,586
          385                 894                --                    --            32,173              31,716
       (5,790)            (42,899)               --                    --          (948,580)           (530,749)
 ------------        ------------       ------------         ------------      ------------        ------------
       (2,917)            (15,587)                --                   --            45,341             307,553
 ============        ============       ============         ============      ============        ============

--------------------------------------------------------------------------------


                       See Notes to Financial Statements
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
Financial Highlights For the six months ended April 30, 2000 and the years ended Oct. 31 (Unaudited)

                                                            Net
                               Net                       Realized      Distributions     Distributions     Net
                              Asset                        and              from             from         Asset
                              Value            Net      Unrealized          Net            Realized       Value
                            Beginning       Investment    Gains/        Investment          Capital       End of        Total
                            of Period        Income       (Loss)          Income             Gains        Period        Return
                            ---------        ------       ------          ------             -----        ------        ------
Municipal Bond:
Institutional Class/10/
    2000                     $10.66          $0.28       $(0.06)        $(0.28)           $    --        $10.60          2.03%
    1999                      11.30           0.51        (0.59)         (0.51)             (0.05)        10.66         (0.78)
    1998                      11.12           0.53         0.18          (0.53)                --         11.30          6.58
    1997                      10.99           0.57         0.22          (0.57)             (0.09)        11.12          7.49
    1996                      10.86           0.60         0.13          (0.60)                --         10.99          6.90
    1995/1/                   10.37           0.61         0.49          (0.61)                --         10.86         10.90
Investment Class/11/
    2000                     $10.66          $0.26       $(0.06)        $(0.26)           $    --        $10.60          1.92%
    1999                      11.30           0.49        (0.59)         (0.49)             (0.05)        10.66         (1.01)
    1998                      11.11           0.50         0.19          (0.50)                --         11.30          6.42
    1997/2/                   11.11           0.14           --          (0.14)                --         11.11          1.22+

Fixed Income:
Institutional Class/10/
    2000                     $10.16          $0.32       $(0.13)        $(0.32)           $    --        $10.03          1.82%
    1999                      10.88           0.64        (0.54)         (0.64)             (0.17)        10.17          0.86
    1998                      10.76           0.65         0.20          (0.65)             (0.08)        10.88          8.25
    1997                      10.51           0.68         0.25          (0.68)                --         10.76          9.22
    1996                      10.62           0.68        (0.04)         (0.68)             (0.07)        10.51          6.27
    1995/3/                    9.93           0.70         0.69          (0.70)                --         10.62         14.53
Investment Class/11/
    2000                     $10.16          $0.31       $(0.09)        $(0.31)           $    --        $10.03          1.69%
    1999                      10.88           0.61        (0.54)         (0.61)             (0.17)        10.17          0.65
    1998/4/                   10.75           0.45         0.13          (0.45)                --         10.88          5.28+

Short-Term Municipal Bond:
Institutional Class/10/
    2000                     $10.12          $0.21       $   --         $(0.21)           $    --        $10.12          2.22%
    1999                      10.37           0.40        (0.26)         (0.40)                --         10.11          1.33
    1998                      10.28           0.46         0.09          (0.46)                --         10.37          5.51
    1997                      10.13           0.52         0.16          (0.52)             (0.01)        10.28          6.93
    1996                      10.13           0.54         0.04          (0.54)             (0.04)        10.13          5.90
    1995/5/                   10.00           0.30         0.13          (0.30)                --         10.13          4.39+
Investment Class/11/
    2000                     $10.11          $0.20       $(0.01)        $(0.20)           $    --        $10.11          1.98%
    1999                      10.37           0.37        (0.26)         (0.37)                --         10.11          1.08
    1998/6/                   10.28           0.39         0.09          (0.39)                --         10.37          4.81+

                                                                                                    Ratio of
                                                                                                      Net
                                                                  Ratio of         Ratio of         Investment
                                                                     Net          Expenses to       Income to
                                           Net      Ratio of     Investment         Average           Average
                                         Assets     Expenses       Income             Net              Net
                                           End         to            to             Assets            Assets
                                           of       Average        Average        (Excluding       (Excluding       Portfolio
                                         Period        Net          Net             Expense          Expense        Turnover
                                          (000)      Assets        Assets         Limitations)     Limitations)       Rate
                                         ------     -------        ------         ------------     ------------       ----
Municipal Bond:
Institutional Class/10/
    2000                             $  475,660      0.55%         5.22%              0.57%          5.19%            10%
    1999                                622,896      0.55          4.62               0.58           4.59             27
    1998                                570,743      0.54          4.71               0.58           4.68             42
    1997                                361,461      0.54          5.19               0.61           5.12             67
    1996                                252,152      0.55          5.50               0.61           5.44             66
    1995/1/                             221,058      0.54          5.75               0.62           5.67             63
Investment Class/11/
    2000                             $   12,685      0.80%         5.79%              0.83%          5.77%            10%
    1999                                  7,172      0.80          4.33               0.82           4.31             27
    1998                                  5,126      0.79          4.41               0.85           4.35             42
    1997/2/                                 192      0.79          4.95               0.85           4.89             67

Fixed Income:
Institutional Class/10/
    2000                             $1,168,497      0.54%         6.96%              0.55%          6.96%            56%
    1999                              1,258,869      0.55          6.08               0.55           6.08            157
    1998                              1,263,215      0.55          6.01               0.56           6.00            122
    1997                              1,103,121      0.55          6.50               0.60           6.45            178
    1996                                758,003      0.55          6.52               0.61           6.46            176
    1995/3/                             494,221      0.54          6.81               0.63           6.72            182
Investment Class/11/
    2000                             $   10,116      0.80%         7.00%              0.81%          6.99%            56%
    1999                                  7,389      0.80          5.86               0.80           5.86            157
    1998/4/                               1,533      0.80          5.77               0.87           5.70            122

Short-Term Municipal Bond:
Institutional Class/10/
    2000                             $ 94,852        0.55%         4.77%              0.76%          4.56%            43%
    1999                              107,427        0.55          3.92               0.80           3.67             64
    1998                               54,369        0.55          4.46               0.82           4.19             28
    1997                               19,950        0.53          5.14               1.02           4.65             95
    1996                                9,132        0.53          5.34               1.58           4.29            129
    1995/5/                             3,724        0.52          4.60               2.16           2.96             62
Investment Class/11/
    2000                             $    238        0.80%         4.77%              1.02%          4.55%            43%
    1999                                  268        0.80          3.91               1.00           3.71             64
    1998/6/                               436        0.80          4.20               1.02           3.98             26


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------

                                                            Net
                               Net                       Realized      Distributions     Distributions     Net
                              Asset                        and              from             from         Asset
                              Value            Net      Unrealized          Net            Realized       Value
                            Beginning       Investment    Gains/        Investment          Capital       End of        Total
                            of Period        Income       (Loss)          Income             Gains        Period        Return
                            ---------       ----------  ----------     -------------     -------------   --------       ------
Short-Term Fixed Income:
Institutional Class/10/
    2000                     $ 9.96         $0.32         $(0.05)        $(0.32)          $    --          $ 9.91        2.66%
    1999                      10.13          0.59          (0.14)         (0.60)            (0.02)           9.96        4.49
    1998                      10.06          0.60           0.07          (0.60)               --           10.13        6.85
    1997                      10.00          0.58           0.06          (0.58)               --           10.06        6.61
    1996                      10.01          0.60          (0.01)         (0.60)               --           10.00        6.09
    1995/7/                   10.00          0.37           0.01          (0.37)               --           10.01        3.82+

High Yield Bond:
Institutional Class/10/
    2000                     $ 9.08         $0.60         $ 0.03         $(0.60)          $    --          $ 9.11        6.90%
    1999                       8.71          1.03           0.37          (1.03)               --            9.08       16.54
    1998/8/                   10.00          0.54          (1.29)         (0.54)+              --            8.71       (7.84)
Investment Class/11/
    2000                     $ 9.07         $0.59         $ 0.06         $(0.59)          $    --          $ 9.11        6.94%
    1999                       8.71          1.00           0.36          (1.00)               --            9.07       16.07
    1998/9/                   10.28          0.11          (1.57)         (0.11)               --            8.71        0.27+

                                                                                                     Ratio of
                                                                                                        Net
                                                                   Ratio of         Ratio of        Investment
                                                                      Net           Expenses to     Income to
                                           Net      Ratio of       Investment        Average          Average
                                         Assets     Expenses        Income            Net              Net
                                           End         to             to            Assets            Assets
                                           of       Average        Average        (Excluding       (Excluding       Portfolio
                                         Period       Net            Net             Expense          Expense        Turnover
                                          (000)      Assets        Assets         Limitations)     Limitations)       Rate
                                         --------   --------       ---------      ------------     ------------     ---------
    2000                                 $ 35,625    0.55%           6.35%           1.04%            6.85%            44%
    1999                                   26,753    0.55            6.03            1.29             5.29            142
    1998                                   20,201    0.55            5.92            0.93             5.54             98
    1997                                   17,083    0.53            5.77            1.09             5.21            186
    1996                                    6,751    0.53            6.00            1.29             5.24            124
    1995/7/                                 4,140    0.52            5.86            2.84             3.54             90

High Yield Bond:
Institutional Class/10/
    2000                                 $341,852    0.65%          13.49%           0.69%           13.45%            65%
    1999                                  318,247    0.65           11.37            0.75            11.27            180
    1998/8/                                92,668    0.65            9.34            0.82             9.17            131
Investment Class/11/
    2000                                 $  3,299    0.90%          13.43%           0.91%           13.43%            65%
    1999                                    2,875    0.90           11.24            1.00            11.14            180
    1998/9/                                    81    0.90           11.89            1.05            11.74            131

________________________________________________________________________________

+    Returns are for the period indicated and have not been annualized.

/1/ Municipal Bond Institutional Class commenced operations on 12/13/91. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

/2/ Municipal Bond Investment Class commenced operations on 7/30/97. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

/3/ Fixed Income Institutional Class commenced operations on 9/18/92. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

/4/ Fixed Income Investment Class commenced operations on 2/11/98. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

/5/ Short-Term Municipal Bond Institutional Class commenced operations on 3/06/95. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

/6/ Short-Term Municipal Bond Investment Class commenced operations on 12/3/97. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

/7/ Short-Term Fixed Income Institutional Class commenced operations on 3/13/95. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

/8/ High Yield Bond Institutional Class commenced operations on 3/16/98. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

/9/ High Yield Bond Investment Class commenced operations on 9/15/98. All ratios, except for Portfolio Turnover Rate, for the period have been annualized. 10On February 28, 2000 the Institutional Shares were renamed the Institutional Class.

/11/ On February 28, 2000 the Service Shares were renamed the Investment Class.

Amounts designated as "__" are either $0.00 or have been rounded to $0.00 All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
------------------------------------------------------------------------------
Notes to Financial Statements April 30, 2000 (Unaudited)

1. Organization

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of fourteen investment portfolios. The Domestic Funds are hereafter referred to each as the "Fund" and collectively as the "Funds". The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Deutsche Asset Management, Inc. ("DeAM", formerly Morgan Grenfell Inc.) and Deutsche Asset Management Investment Services Limited ("DAMIs", formerly Morgan Grenfell Investment Services Limited), (collectively, the "Advisers", each an affiliate of Deutsche Bank AG), which prices reflect broker-dealer supplied valuations. Short-term investments, with less than 60 days to maturity, are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the applicable Adviser, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.

Income Taxes--It is the intention of each Fund to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.

Net Asset Value Per Share--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.

Classes--Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.

The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.

If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Distributions--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.

Expenses--Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. DeAM absorbed all expenses of organizing the Trust.

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
Notes to Financial Statements

Other--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date or, using reasonable diligence, when known to the Funds. Interest income is recognized using the accrual method.

3. Administration, Investment Advisory, Distribution and Service Agreements

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with DeAM (the "Administrator"), pursuant to which the Administrator will receive an annual fee based on the average daily net assets of each Fund as follows:

                                            Annual
Fund                                         Fees
----                                        -----
Municipal Bond                              0.12%
Fixed Income                                0.12%
Short-Term Municipal Bond                   0.12%
Short-Term Fixed Income                     0.12%
High Yield Bond                             0.12%

The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. At a meeting held on August 19, 1999 the Board of Trustees of the Trust adopted a resolution to approve a transfer agent agreement between Investment Company Capital Corp., an affiliate of Deutsche Bank AG, and the Trust, replacing DST Systems Inc., effective November 22, 1999.

Under the advisory agreements with the Trust, DeAM serves as the Adviser for the Domestic Funds. For these services, the Advisers are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

Municipal Bond                              0.40%
Fixed Income                                0.40%
Short-Term Municipal Bond                   0.40%
Short-Term Fixed Income                     0.40%
High Yield Bond                             0.50%

The Adviser has voluntarily agreed to reduce its advisory fees and/or reimburse each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

                             Institutional   Investment
                                 Class         Class
                             -------------   ----------
Municipal Bond                   0.55%         0.80%
Fixed Income                     0.55%         0.80%
Short-Term Municipal Bond        0.55%         0.80%
Short-Term Fixed Income          0.55%         0.80%
High Yield Bond                  0.65%         0.90%

By an Expense Limitation agreement dated November 1999, between the Trust and the Adviser, the Adviser has agreed to waive fees and reimburse expenses to each Fund in order to limit the total operating expenses of each Fund at the above levels for a period of 16 months from February 28, 2000.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Adviser.

ICC Distributors, Inc. (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assisted in the sale of shares of the Funds. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust. SEI Investments Distribution Co. served as the Funds distributor prior to November 1, 1999.

The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers an Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Investment Class. Service plan fees are payable to

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
Notes to Financial Statements

Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/ or account maintenance services to their customers who invest in the Investment Class.

During the period ended April 30, 2000, certain portfolios of the Trust purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Advisers at market value.

4. Forward Foreign Currency Contracts

High Yield may enter into forward foreign currency contracts for hedging against portfolio positions denominated in foreign currencies as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

The following forward foreign currency contracts were outstanding at April 30, 2000:

                                                        Net
                           Currency to      In      Unrealized
  Maturity                 (Deliver)/    Exchange  Appreciation/
    Date                     Receive        For    (Depreciation)
-----------------          ----------   ---------  --------------
High Yield Bond
Foreign Currency Sales:

05/02/00     euro            (415,000)  $ 405,517      $ 27,908
06/19/00     euro          (1,544,563)  1,504,944        94,874
06/30/00     euro          (2,158,821)  2,155,583       183,376
07/31/00     euro          (3,473,000)  3,520,927       341,005
09/15/00     euro          (2,713,406)  2,659,952       167,449
09/15/00     euro          (3,752,495)  3,496,950      $ 49,952
                                                      ---------
                                                       $864,564
                                                      =========

Foreign Currency Purchases:
06/19/00     euro             514,854  $ (493,102)     $(23,078)
06/30/00     euro             526,542    (511,456)      (30,430)
06/30/00     euro             789,813    (763,662)      (42,123)
                                                      ---------
                                                       $(95,631)
                                                      ---------
                                                       $768,933
                                                      =========

5. Investment Transactions

The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, during the year ended April 30, 2000, were as follows:

                             Purchases         Sales
                             ---------         -----
Municipal Bond             $ 59,396,822    $194,621,161
Fixed Income                348,666,780     438,209,105
Short-Term Municipal
  Bond                       56,443,408      57,842,446
Short-Term Fixed Income      10,981,099      11,879,051
High Yield Bond             241,738,776     250,250,480

The cost of U.S. government securities purchased and the proceeds from the sale of securities during the period ended April 30, 2000 were as follows:

                             Purchases         Sales
                             ---------         -----
Fixed Income               $339,729,622    $318,099,178
Short-Term Fixed Income      10,465,763       6,529,049

For federal income tax purposes, the cost of securities owned, the aggregate gross unrealized appreciation and depreciation and the net unrealized appreciation (depreciation) on investments at April 30, 2000 for each Fund are as follows:

Fund                                       Tax Cost
------                                    -----------
Municipal Bond                          $ 499,761,102
Fixed Income                            1,193,906,093
Short-Term Municipal Bond                  94,665,472
Short-Term Fixed Income                    35,579,711
High Yield Bond                           348,733,745

                                                     Net
                                                  Unrealized
                     Appreciated   Depreciated   Appreciation/
Fund                  Securities   Securities    (Depreciation)
-----                ------------  ------------  ------------
Municipal Bond         $1,959,817  $(18,692,453) $(16,732,636)
Fixed Income            3,340,050   (32,066,088)  (28,726,038)
Short-Term Municipal
 Bond                     709,607    (1,520,484)     (810,877)
Short-Term Fixed
 Income                    33,951      (342,202)     (308,251)
High Yield Bond        13,730,535   (24,618,221)  (10,887,686)

Domestic Fixed Income Funds
-------------------------------------------------------------------------------
Notes to Financial Statements


At October 31, 2000 the following Funds had available realized capital losses to offset future net capital gains:

                                                 Expiration
                                                     Date
                                               ---------------
Municipal Bond                  $  150,144       10/31/2007
Fixed Income                     7,769,404       10/31/2007
Short-Term Municipal Bond          144,583     10/31/2005-2007
Short-Term Fixed Income             15,249       10/31/2007
High Yield Bond                  4,781,756     10/31/2006-2007

6. Concentration of Risks

Municipal Bond and Short-Term Municipal Bond invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. Although Municipal Bond and Short-Term Municipal Bond maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

Fixed Income, Short-Term Fixed Income and High Yield Bond invest primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although Fixed Income, Short-Term Fixed Income and High Yield Bond maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.

Fixed Income, Short-Term Fixed Income and High Yield Bond may have a concentration of their investments in financial companies.

High Yield Bond invests in securities rated below investment grade, which typically involve risks not associated with higher rated securities. Yield on high yield debt securities reflect, among other things, perceived credit risk.

7. Borrowing Agreements

By an agreement dated November 2, 1998, certain Funds of the Trust entered into a Credit Agreement (the "Agreement") with the BankBoston, N.A. (the "Lender"). The maximum aggregate credit available to all the participating Funds under the Agreement, was approximately $50,000,000. The Agreement expires on February 27, 2001. Interest payments on borrowings are payable by the borrowing Funds on a monthly basis at the federal funds rate plus 1.00% per annum and the borrowings are payable on demand. The participating Funds are also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the 6 months ended April 30, 2000, the participating Funds incurred commitment fees under the Agreement which have been allocated to the participating Funds based on their relative net assets during the non-borrowing period. During the period ended April 30, 2000, High Yield Bond, Municipal Bond, and Short-Term Municipal Bond borrowed under the Agreement at different times.

At April 30, 2000 there were no borrowings from BBH outstanding. Following is the summary of borrowings made under the Agreement with BankBoston., N.A.:

                                   Weighted                 Weighted
                       Maximum      Average                  Average
                        Amount      Balance     Interest    Interest
    Fund               Borrowed   Outstanding     Paid        Rate
    ----               --------   -----------     ----        ----
Credit Agreement:
High Yield Bond      $ 9,300,000  $ 9,646,842    $30,732      7.04%
Municipal Bond        18,733,600   13,683,600      3,945      5.28%
Short-Term
  Municipal Bond       3,800,000    3,800,000        539      5.19%

8. Fund Reorganizations

At its meeting on August 19, 1999, the Board of Trustees adopted the following resolutions:

i. Approval of the tax-free transfer of substantially all of the assets of the Intermediate Tax-Free ("Tax-Free Fund"), an affiliate of the Trust, to Municipal Bond in exchange solely for the Institutional Class shares of beneficial interest of Municipal Bond and the assumption by Municipal Bond of all of the liabilities of Tax-Free Fund and the distribution of such shares of Municipal Bond to the shareholders of the Tax-Free Fund in liquidation of the Tax-Free Fund. The transfer is likely to be a tax-free reorganization under the provisions of the Internal Revenue Code of 1986, as amended, and will take place on August 31, 2000.

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                Deutsche Asset Management Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121-9210
or call our toll-free number:   1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Municipal Bond                                CUSIP #61735K810
Fixed Income                                         61735K836
Short Term Municipal Bond                            61735K794
Short Term Fixed Income                              61735K828
High Yield Bond                                      61735K646
Morgan Grenfell Investment Trust              DOMFISA (04/00)

Distributed by:
ICC Distributors, Inc.